UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST*

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

*	MFS Florida Municipal Bond Fund was reorganized into the MFS Municipal Income Fund, as of November 4, 2011. MFS Florida Municipal Bond Fund was terminated as a series of the Registrant effective November 17, 2011.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Municipal Income Fund

ANNUAL REPORT

March 31, 2012

LMB-ANN

MFS® MUNICIPAL INCOME FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession, and that region’s leaders striving to address sovereign debt crises. At the same time, many emerging countries are enjoying a period of strong growth, propelled by the emergence of a middle class.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. That platform enables our analysts to uncover attractive global opportunities across asset classes. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.1%
Universities – Colleges	9.8%
General Obligations – General Purpose	7.7%
Water & Sewer Utility Revenue	7.0%
Utilities – Municipal Owned	6.7%

Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	27.4%
A	25.6%
BBB	29.1%
BB	2.2%
B	2.2%
CCC	0.1%
CC (o)	0.0%
C	0.1%
Not Rated	1.9%
Cash & Other	2.2%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	18.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2012, Class A shares of the MFS Municipal Income Fund (the “fund”) provided a total return of 14.83%, at net asset value. This compares with a return of 12.07% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau. During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Over the past twelve months ended March 31, 2012, the municipal bond market followed the lead of the U.S. Treasury market, with prices rising and rates declining across the yield curve year-over-year. More specific to municipal bonds, the market benefited from a change in investor demand. Municipal bond mutual fund flows, which had been generally negative from late 2010 through August 2011, turned positive. This increase in fund flows more than offset an increase in supply helping to push municipal bond yields lower. Further driving prices higher was waning concerns over state and local finances. The combination of continued revenue growth (through the end of calendar 2011) and restrained spending growth, as well as reductions in state and local employment, appeared to have led investors to become more comfortable with lower-quality credit, the result of which was a tightening of spreads between high-quality “AAA” rated municipal bonds and lower-quality “A” or “BBB” rated municipals. Over the year, “BBB” rated bonds returned more than twice as much as “AAA” rated bonds, according to Barclays Capital Municipal Bond Index data.

Factors Affecting Performance

A key factor that supported positive performance relative to the Barclays Capital Municipal Bond Index was the fund’s longer duration (d) stance. The

4

Management Review – continued

fund’s greater exposure to bonds rated (r) “BBB” and “B”, and its lesser exposure to bonds with credit quality above “BBB”, aided relative performance. Security selection in the education and credit enhanced sectors was another positive factor for relative returns. Additionally, the fund’s greater exposure to the health care sector benefited results as this sector performed well compared with the performance of the benchmark.

On the negative side, security selection within bonds rated “AAA” and “BBB” held back relative performance. Security selection within the airlines sector also dampened relative results. Additionally, the fund’s lesser exposure to the transportation sector weakened relative performance as the sector outperformed the benchmark.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 3/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	14.83%	5.33%	5.42%	N/A
B	12/29/86	14.09%	4.54%	4.64%	N/A
C	1/03/94	13.92%	4.51%	4.64%	N/A
I	8/01/11	N/A	N/A	N/A	8.75%
A1	6/25/07	15.11%	N/A	N/A	6.06%
B1	6/25/07	14.24%	N/A	N/A	5.23%
Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		9.38%	4.31%	4.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		10.09%	4.20%	4.64%	N/A
C With CDSC (1% for 12 months) (x)		12.92%	4.51%	4.64%	N/A
A1 With Initial Sales Charge (4.75%)		9.64%	N/A	N/A	4.99%
B1 With CDSC (Declining over six years from 4% to 0%) (x)		10.24%	N/A	N/A	4.89%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

7

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

October 1, 2011 through March 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2011 through March 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.77%	$1,000.00	$1,055.83	$3.96
	Hypothetical (h)	0.77%	$1,000.00	$1,021.15	$3.89
B	Actual	1.52%	$1,000.00	$1,053.01	$7.80
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
C	Actual	1.52%	$1,000.00	$1,052.94	$7.80
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
I	Actual	0.52%	$1,000.00	$1,056.99	$2.67
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
A1	Actual	0.52%	$1,000.00	$1,058.38	$2.68
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
B1	Actual	1.28%	$1,000.00	$1,053.14	$6.57
	Hypothetical (h)	1.28%	$1,000.00	$1,018.60	$6.46

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting Table

Expense ratios include 0.03% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

3/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.3%
Issuer	Shares/Par	Value ($)

Airport Revenue - 2.2%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$7,125,000	$8,055,702
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2030	1,640,000	1,737,170
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2031	1,095,000	1,158,981
Houston, TX, Airport System Rev., “B”, 5%, 2026	1,855,000	2,080,772
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 2031	2,345,000	2,467,761
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 2029	2,990,000	3,340,129
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 2035	5,885,000	6,218,326
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), NATL, 5.875%, 2013	1,485,000	1,486,827
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,315,000	2,591,527
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2028	6,000,000	6,416,280
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	7,570,000	8,074,162

		$43,627,637
General Obligations - General Purpose - 7.6%
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 2029	$9,145,000	$10,437,646
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 2030	5,000,000	6,481,900
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)	5,000	5,778
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)(u)	5,580,000	6,448,583
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	22,640,000	22,974,393
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,180,000	2,426,798
Country Club Hills, IL, NATL, 5%, 2031	3,170,000	3,084,695
Detroit, MI, 5.25%, 2035	5,000,000	5,217,150
Las Vegas Valley, NV, Water District, “C”, 5%, 2029	8,145,000	9,034,271
Luzerne County, PA, AGM, 6.75%, 2023	1,200,000	1,391,676
New York, NY, “B”, 5%, 2020	10,730,000	13,021,928
Palm Beach County, FL, Public Improvement Rev. “2”, 5.375%, 2028	1,000,000	1,140,100
State of California, 5.25%, 2028	2,965,000	3,314,929
State of California, 5.125%, 2033	2,155,000	2,264,280
State of California, 6.5%, 2033	4,000,000	4,840,600

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
State of California, 6%, 2039	$3,000,000	$3,443,550
State of California, 5%, 2041	2,165,000	2,280,351
State of Hawaii, “DZ”, 5%, 2031	2,230,000	2,537,294
State of Maryland, “C”, 5%, 2019	6,890,000	8,543,738
State of Tennessee, “A”, 5%, 2029	1,000,000	1,178,610
State of Washington, 6%, 2012	4,360,000	4,400,374
State of Washington, “A”, NATL, 5%, 2033	5,000,000	5,478,650
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	28,194,023

		$148,141,317
General Obligations - Improvement - 0.8%
Guam Government, “A”, 7%, 2039	$910,000	$987,432
Massachusetts Bay Transportation Authority, “A”, ETM, 7%, 2021 (c)	4,700,000	5,544,308
Massachusetts Bay Transportation Authority, “A”, 7%, 2021	3,800,000	4,892,918
Massachusetts Bay Transportation Authority, “C”, ETM, 6.1%, 2013 (c)	3,640,000	3,834,449

		$15,259,107
General Obligations - Schools - 4.4%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,010,000	$812,864
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	2,035,000	776,027
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,070,000	1,461,741
Chicago, IL, Board of Education, NATL, 6.25%, 2015	15,670,000	16,474,028
Chicago, IL, Board of Education, “A”, 5%, 2041	2,700,000	2,839,212
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,495,000	1,795,842
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,015,000	1,502,895
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	2,825,000	991,180
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	2,785,000	910,890
Florence, AL, Board of Education, Tax Anticipation School Warrants, 4%, 2025	1,225,000	1,294,813
Florida Board of Education, Capital Outlay, 9.125%, 2014	1,685,000	1,768,846
Florida Board of Education, Capital Outlay, “E”, 5%, 2023	250,000	295,523
Florida Board of Education, Capital Outlay, ETM, 9.125%, 2014 (c)	665,000	766,000
Florida Board of Education, Public Education, “J”, 5%, 2033	1,000,000	1,035,480
Fresno, CA, Unified School District, NATL, 6.55%, 2020	1,225,000	1,309,880

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	$9,645,000	$1,561,140
Knox County, KY, SYNCORA, 5.5%, 2014 (c)	640,000	718,054
Knox County, KY, SYNCORA, 5.625%, 2014 (c)	1,150,000	1,294,026
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,250,000	1,078,583
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,000,000	901,500
Long Beach, CA, Community College District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 2028	5,025,000	2,213,060
Los Angeles, CA, Community College District (Election of 2008), “C”, 5.25%, 2039	5,000,000	5,724,050
Los Angeles, CA, Unified School District, “D”, 5%, 2034	825,000	896,363
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	580,000	216,520
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	2,900,000	1,622,086
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	1,930,000	888,032
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	3,915,000	1,589,803
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,335,000	1,653,326
Reading, PA, School District, “A”, 5%, 2020	1,000,000	1,141,180
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,242,080
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,242,080
San Mateo County, CA, Community College District (2005 Election), Capital Appreciation, “A”, NATL, 0%, 2026	5,100,000	2,712,639
San Rafael, CA, Elementary School District (Election of 1999), NATL, 5%, 2028 (c)	2,500,000	2,539,200
Schertz-Cibolo-Universal City, TX, Independent School District, PSF, 5%, 2036	10,000,000	10,818,800
Sunnyvale, TX, Independent School District, PSF, 5.25%, 2028	1,900,000	2,018,503
Wattsburg, PA, Public School Building Authority Rev., Capital Appreciation, NATL, 0%, 2029	2,150,000	932,692
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,440,000	1,371,218
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,005,000	507,205
Wylie, TX, Independent School District, PSF, 5.25%, 2029	5,035,000	5,076,287

		$85,993,648

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - 15.8%
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	$255,000	$211,035
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	3,995,000	3,263,915
Baxter County, AR, Hospital Rev., 5.375%, 2014	15,000	15,040
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,320,000	1,425,732
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,580,000	2,820,559
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 2031	5,000,000	5,625,250
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5.75%, 2038	2,640,000	2,798,215
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	370,000	366,999
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,550,000	3,593,985
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	4,850,000	5,223,984
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	3,135,000	3,344,512
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	5,000,000	5,137,750
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,410,000	1,483,588
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 2027	1,795,000	2,181,805
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,050,000	2,512,501
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Texas Children’s Hospital Project), “A”, ETM, 5.375%, 2015 (c)	4,300,000	4,314,749
Harrison County, TX, Health Facilities Development Corp., Hospital Rev. (Good Shepherd Health System), 5.25%, 2028	5,000,000	5,036,150
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 11.144%, 2027 (p)	4,850,000	6,251,359
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), NATL, 6.5%, 2019 (c)	1,000,000	1,236,680
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	300,000	377,742
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	3,040,000	3,173,486

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	$2,990,000	$3,319,020
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	2,975,000	3,484,499
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,445,000	2,892,264
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,685,000	4,516,447
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	6,900,000	7,731,657
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,674,300
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,455,000	2,742,972
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	2,975,000	3,016,204
Illinois Health Facilities Authority Rev. (Riverside Health Systems), 5.75%, 2012 (c)	2,625,000	2,713,174
Indiana Finance Authority, Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 2039	3,000,000	3,475,890
Indiana Health & Educational Facilities Authority, Hospital Rev. (Clarian Hospital), “B”, 5%, 2033	2,490,000	2,600,880
Indiana Health & Educational Facilities Authority, Hospital Rev. (Deaconess Hospital), “A”, AMBAC, 5.375%, 2034	2,640,000	2,707,426
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2012 (c)	250,000	257,123
Jacksonville, FL, Health Facilities Rev. (Ascension Health), “A”, 5.25%, 2032	1,000,000	1,024,480
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 2028	1,980,000	2,120,144
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	3,355,000	3,759,613
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 2024	2,305,000	2,611,358
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	770,000	872,918
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	640,000	718,842
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	4,445,000	5,008,537
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board (Catholic Health Partners), 6.375%, 2022 (c)	1,000,000	1,011,900

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	$3,205,000	$999,479
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	2,010,000	585,935
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2032	440,000	464,618
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2037	1,005,000	1,053,521
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2042	2,205,000	2,311,457
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,700,000	1,703,485
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	3,990,000	4,045,541
Louisiana Public Facilities Authority, Hospital Rev. (Lafayette General Medical Center), 5.5%, 2040	5,000,000	5,269,450
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	5,850,000	6,024,213
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	295,000	295,850
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	310,000	302,997
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.75%, 2013 (c)	1,000,000	1,087,670
Marshall County, AL, Health Care Authority Rev., “A”, 5.75%, 2015	770,000	779,132
Marshall County, AL, Health Care Authority Rev., “A”, 6.25%, 2022	1,000,000	1,012,030
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	1,840,000	1,892,458
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), “A”, 5.75%, 2012 (c)	850,000	886,491
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), “B”, 5.875%, 2012 (c)	2,200,000	2,296,140
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 2039	1,510,000	1,798,002
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2031	2,780,000	3,088,135
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2036	1,670,000	1,820,768
Mecosta County, MI, General Hospital Rev., 6%, 2018	245,000	245,176
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	1,000,000	1,012,180

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Variety Children’s Hospital), “A”, 6.125%, 2042	$2,240,000	$2,565,539
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 2035	3,195,000	3,422,260
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	1,270,000	1,406,004
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	7,165,000	7,804,046
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	821,573
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2032	610,000	629,910
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2041	440,000	446,411
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	585,000	589,487
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	1,710,000	1,716,584
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,610,000	5,060,996
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	495,000	525,418
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	70,000	70,963
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	565,000	529,716
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.5%, 2021	500,000	505,510
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,475,000	1,692,430
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,395,000	1,593,383
Norman, OK, Regional Hospital Authority Rev., 5.125%, 2037	3,350,000	3,092,921
North Texas Health Facilities Development Corp. Rev. (United Regional Health Care System, Inc.), 6%, 2013 (c)	5,000,000	5,389,100
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	6,000,000	6,510,300
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	255,000	260,720
Orange County, FL, Health Facilities Authority Hospital Rev. (Orlando Regional Healthcare), 5.75%, 2012 (c)	2,230,000	2,311,083
Orange County, FL, Health Facilities Authority Rev. (Adventist Health System), 5.625%, 2012 (c)	1,490,000	1,553,772

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 2035	$1,000,000	$1,027,080
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	2,210,000	2,380,568
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	2,530,000	2,534,023
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), 6.375%, 2012 (c)	1,730,000	1,769,029
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 2039	7,645,000	8,847,406
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	2,000,000	2,046,020
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,715,000	5,365,057
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,325,000	2,958,539
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,095,000	1,176,479
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,195,000	4,504,843
Shelby County, TN, Educational & Hospital Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	1,255,000	1,286,777
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	300,000	307,137
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	500,000	511,895
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.375%, 2012 (c)	745,000	763,863
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 2025	1,000,000	1,079,920
South Broward, FL, Hospital District Rev., 5%, 2036	500,000	523,965
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2012 (c)	430,000	444,250
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2030	1,625,000	1,661,936
South Dakota Health & Educational Facilities Authority Rev. (Prairie Lakes Health Care System, Inc.), 5.625%, 2013 (c)	500,000	526,805
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,025,000	1,110,598
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	6,445,000	7,029,110
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2026	3,135,000	3,278,928

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	$2,000,000	$170,000
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	3,300,000	3,305,082
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Regional Medical Center), NATL, 6.625%, 2013	330,000	331,551
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	1,715,000	1,695,792
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	1,410,000	1,410,268
Tyler, TX, Health Facilities Development Corp. (Mother Frances Hospital), 5.5%, 2027	5,360,000	5,757,015
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	2,075,000	2,417,064
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 2041	915,000	1,058,152
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	500,000	505,435
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	750,000	772,673
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,450,000	1,646,722
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,690,000	4,090,845
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,285,000	6,106,183
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	3,955,000	4,225,008
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	400,000	386,964
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	2,110,000	2,113,292
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,750,000	2,863,603
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2026	2,215,000	2,397,693
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2028	665,000	710,240
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2032	1,730,000	1,835,651
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,220,000	1,409,698
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,625,520

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$4,155,000	$4,222,685
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	1,360,000	1,376,279

		$309,695,181
Healthcare Revenue - Long Term Care - 2.9%
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	$1,595,000	$1,345,925
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	1,120,000	1,120,414
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	1,050,000	1,089,995
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), 6.9%, 2025	195,000	197,340
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	270,000	286,667
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	105,000	111,482
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2030	715,000	729,543
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	505,000	509,919
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	830,000	900,583
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	5,045,000	5,443,353
Eden Township, CA, Healthcare District, COP, 6.125%, 2034	1,510,000	1,570,234
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	375,000	436,009
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,100,000	1,284,569
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5.5%, 2023	3,355,000	3,409,385
Indiana Health Facilities Financing Authority Rev. (Hoosier Care, Inc.), “A”, 7.125%, 2034	735,000	726,437
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	1,205,000	1,092,983
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,225,000	2,434,640
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	1,915,000	2,008,299
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	2,770,000	2,882,185

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Palm Beach County, FL, Health Facilities Authority, Retirement Community Rev. (ACTS Retirement - Life Communities, Inc.), 5.5%, 2033	$5,000,000	$5,237,100
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health), 5%, 2039	1,750,000	1,771,280
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	150,000	124,217
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	6,795,000	7,228,793
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	395,000	430,127
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 5.125%, 2037	1,600,000	1,525,008
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	3,100,000	3,332,438
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	4,500,000	4,786,245
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	735,000	823,398
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	2,575,000	2,846,766
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	430,000	479,626
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,390,000	1,546,028

		$57,710,988
Human Services - 0.1%
Nassau County, NY, Industrial Development Civic (Special Needs Facilities), 6.1%, 2012	$35,000	$35,102
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	300,000	301,197
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	1,000,000	997,040

		$1,333,339
Industrial Revenue - Airlines - 0.5%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$1,295,000	$1,537,579
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	970,000	1,048,706
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	720,000	665,575

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Airlines - continued
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	$615,000	$602,682
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 6.75%, 2029	570,000	578,180
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines), “C”, 7.5%, 2024 (a)(d)	1,435,000	1,406,171
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	1,970,000	1,977,959
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.75%, 2031 (a)(d)	1,190,000	1,166,724

		$8,983,576
Industrial Revenue - Chemicals - 1.5%
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-7”, 6.625%, 2033	$500,000	$505,700
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), 5.7%, 2033 (b)	4,500,000	4,521,285
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	7,310,000	7,839,683
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	2,295,000	2,396,921
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	1,600,000	1,754,224
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	1,400,000	1,582,140
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	6,000,000	6,683,100
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	2,870,000	3,167,447
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	1,200,000	1,208,664

		$29,659,164
Industrial Revenue - Environmental Services - 0.3%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$950,000	$1,063,060
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “C”, 5.125%, 2023	1,665,000	1,762,919
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	1,410,000	1,381,278
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	1,960,000	2,280,911

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	$300,000	$313,422

		$6,801,590
Industrial Revenue - Other - 1.2%
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (a)(d)	$126,224	$1,262
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036 (a)(d)	116,013	1,160
Gulf Coast, TX, Industrial Development Authority Rev. (Valero Energy Corp.), 5.6%, 2031	500,000	500,085
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 2017	500,000	500,150
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	265,000	244,616
Massachusetts Development Finance Agency Rev., Resource Recovery (Fluor Corp.), 5.625%, 2019	11,545,000	11,563,703
Massachusetts Industrial Finance Agency Rev. (Welch Foods, Inc.), 5.6%, 2017	1,300,000	1,303,757
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	560,000	580,675
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	470,000	479,146
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	7,945,000	7,971,934

		$23,146,488
Industrial Revenue - Paper - 0.5%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	$1,760,000	$1,789,110
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	2,400,000	2,404,464
Jay, ME, Solid Waste Disposal Rev. (International Paper Co.), “A”, 5.125%, 2018	1,500,000	1,537,170
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,055,000	2,105,183
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2025	1,250,000	1,261,588
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	550,000	11,550

		$9,109,065

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - 0.7%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	$2,015,000	$2,201,730
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,205,000	3,531,910
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 2025	2,460,000	2,393,580
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	2,850,000	3,017,381
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 2024 (n)	2,000,000	2,032,140
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	670,000	588,173

		$13,764,914
Miscellaneous Revenue - Other - 1.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$890,157
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	1,375,000	1,418,491
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	1,120,000	1,142,490
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	2,230,000	2,252,166
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 2029	4,000,000	4,034,120
Citizens Property Insurance Corp., “A-1”, 5.25%, 2017	750,000	839,190
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	505,000	559,656
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	2,770,000	3,062,540
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,105,000	1,165,477
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2042	2,320,000	2,443,934
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	465,000	493,244
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 2032	2,000,000	595,540
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	1,810,000	1,982,366
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2031	2,300,000	2,476,272
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 2029	4,400,000	4,850,428
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	415,000	437,688
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	165,000	153,853

		$28,797,612

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - 0.3%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$1,045,000	$1,048,595
Eden Prairie, MN, Multi-Family Rev. (Coll-Rolling Hills), “A”, GNMA, 6%, 2021	200,000	210,240
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,375,000	1,387,416
Michigan Housing Development Authority, GNMA, 5.2%, 2038	1,200,000	1,218,684
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049 (z)	2,000,000	1,640,680

		$5,505,615
Parking - 0.2%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$3,250,000	$3,537,495

Port Revenue - 0.3%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	$795,000	$847,041
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	1,535,000	1,619,655
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	1,035,000	1,131,721
Seattle, WA, Port Rev., “B”, 5%, 2024	3,000,000	3,342,930

		$6,941,347
Sales & Excise Tax Revenue - 6.0%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2029	$1,755,000	$1,963,547
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2030	3,505,000	3,903,483
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2031	655,000	727,233
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2040	4,685,000	5,106,978
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	6,150,000	6,910,509
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	7,425,000	8,037,860
Illinois Sales Tax Rev., “P”, 6.5%, 2022	5,000,000	6,019,700
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	9,445,000	11,618,672
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2031	3,615,000	4,443,450
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 2028	6,930,000	3,376,781
Massachusetts School Building Authority, Sales Tax Rev., “B”, 5%, 2032 (u)	10,730,000	12,164,172

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 2018	$4,125,000	$4,767,758
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	20,636,400
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	45,000	57,657
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	5,855,000	6,442,666
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2037	1,105,000	1,193,013
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,745,000	1,867,220
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2042	1,530,000	1,650,809
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 6%, 2042	3,460,000	3,872,121
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.375%, 2038	605,000	650,073
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	4,190,000	4,001,492
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,345,000	1,864,838
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	490,000	149,965
State of Illinois, “B”, 5.25%, 2034	1,275,000	1,350,021
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	2,225,000	985,742
Volusia County, FL, Tourist Development Tax Rev., AGM, 5%, 2034	815,000	834,487
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	3,970,000	2,619,922

		$117,216,569
Single Family Housing - Local - 0.8%
California Rural Home Mortgage Finance Authority Rev., GNMA, 7.3%, 2031	$15,000	$15,748
Chicago, IL, Single Family Mortgage Rev., “B”, GNMA, 6%, 2033	235,000	239,453
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 2038	1,130,000	1,192,523
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.75%, 2042	1,820,000	1,867,284
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 2031	60,000	60,617
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 2, GNMA, 6.5%, 2023	35,000	36,593

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.3%, 2028	$225,000	$229,055
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.4%, 2029	180,000	182,255
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “A”, GNMA, 5.5%, 2038	1,970,000	2,051,263
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 2038	1,175,000	1,194,576
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 2038	1,185,000	1,234,829
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	415,000	435,742
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	155,000	163,607
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.8%, 2036	1,460,000	1,522,809
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	95,000	99,415
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	475,000	498,864
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 5.5%, 2037	675,000	700,718
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	140,000	144,085
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.8%, 2027	435,000	454,414
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.7%, 2036	1,270,000	1,332,230
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	240,000	248,270
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Rev., “A”, GNMA, 5.45%, 2038	1,805,000	1,867,706

		$15,772,056
Single Family Housing - State - 1.3%
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	$4,595,000	$4,623,673
California Housing Finance Agency Rev. (Home Mortgage), “G”, 5.5%, 2042	2,230,000	2,258,856
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 2026	1,365,000	1,284,970

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	$6,600,000	$6,609,240
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 2038	2,595,000	2,596,064
Colorado Housing & Finance Authority Rev., 6.05%, 2016	30,000	31,067
Colorado Housing & Finance Authority Rev., 7.45%, 2016	45,000	47,083
Colorado Housing & Finance Authority Rev., 6.8%, 2030	40,000	40,312
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	50,000	50,772
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	55,000	56,648
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	335,000	352,015
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	270,000	283,902
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	45,000	46,760
Colorado Housing & Finance Authority Rev., “C-3”, FHA, 6.375%, 2033	30,000	31,176
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	45,000	47,296
Colorado Housing & Finance Authority, “B-2”, 7.25%, 2031	80,000	83,022
Delaware Housing Authority Rev. (Single Family), “C”, 6.25%, 2037	825,000	886,116
Florida Housing Finance Corp. Rev. (Homeowner Mortgage), “1”, GNMA, 4.8%, 2031	550,000	557,040
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5.3%, 2033	565,000	588,657
Louisiana Housing Finance Agency, Single Family Mortgage Rev., GNMA, 6.375%, 2033	170,000	171,348
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	930,000	974,380
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	140,000	147,204
New Hampshire Housing Finance Authority Rev., 6.85%, 2030	230,000	230,798
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	115,000	118,164
New Mexico Mortgage Finance Authority Rev., GNMA, 5.95%, 2037	790,000	842,361
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 2038	1,055,000	1,093,529
Oregon Health & Community Services (Single Family Mortgage), “B”, 6.25%, 2031	830,000	881,277
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	480,000	498,912

		$25,432,642
Solid Waste Revenue - 0.2%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$1,950,000	$1,950,780
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	355,000	355,600

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Solid Waste Revenue - continued
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	$1,000,000	$1,002,650
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 2027	295,000	333,899
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	575,000	632,230

		$4,275,159
State & Agency - Other - 0.1%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	$1,200,000	$1,206,576
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 2021	1,000,000	1,198,850

		$2,405,426
State & Local Agencies - 5.4%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$2,950,000	$3,279,338
Cape Coral, FL, Special Obligation Rev., NATL, 5%, 2030	500,000	534,350
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	7,840,000	8,831,290
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.744%, 2018	250,000	250,000
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	7,000,000	4,636,800
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.943%, 2018 (p)	900,000	1,127,592
Florida Municipal Loan Council Rev., “C”, NATL, 5.25%, 2022	1,000,000	1,023,580
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	2,255,000	2,487,220
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,415,000	3,493,989
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2029	10,000,000	10,015,600
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	1,000,000	1,011,870
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	7,135,000	7,198,787
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	995,000	1,029,447
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	5,000,000	5,300,400
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	2,580,000	2,874,662

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	$845,000	$901,649
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 2033	500,000	523,145
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	3,755,000	4,395,866
New York Dormitory Authority Rev. (City University), 5.75%, 2013	2,635,000	2,729,412
New York Metropolitan Transportation Authority, “A”, 5.125%, 2029	5,195,000	5,252,405
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 2016 (c)	17,905,000	20,471,861
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,020,000	1,098,132
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 6%, 2026	2,455,000	2,774,690
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 5.5%, 2031	3,565,000	3,696,299
San Bernardino, CA, Joint Powers Financing Authority Lease Rev. (California Department of Transportation), 5.5%, 2014	6,320,000	6,340,730
Tennessee School Bond Authority, “B”, 5.125%, 2033	1,500,000	1,672,260
West Valley City, Utah Municipal Building Lease Rev., “A”, AMBAC, 5.5%, 2012 (c)	2,000,000	2,034,620

		$104,985,994
Student Loan Revenue - 0.7%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$650,000	$650,286
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 2025	2,240,000	2,463,014
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 2026	2,240,000	2,460,506
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 2027	185,000	203,260
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 2028	3,795,000	4,160,952
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	2,820,000	3,079,666
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	225,000	256,091

		$13,273,775
Tax - Other - 0.4%
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	$3,950,000	$4,414,520
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	2,200,000	2,461,404
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	130,000	134,848

		$7,010,772

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - 0.7%
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	$160,000	$128,038
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	1,285,000	1,358,027
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	890,000	784,544
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	75,000	73,512
Fishhawk Community Development District, FL, 7.04%, 2014	25,000	25,028
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	2,250,000	2,322,000
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	835,000	757,103
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 2037	1,665,000	1,051,997
Homestead 50, FL, Community Development District, Special Assessment, “B”, 5.9%, 2013	700,000	422,660
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (a)(d)	190,000	85,500
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	40,000	35,329
Main Street Community Development District, FL, “A”, 6.8%, 2038	550,000	499,131
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 2034	2,000,000	2,224,220
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	70,000	66,464
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (a)(d)	200,000	54,000
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 2025	2,000,000	2,199,060
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	70,000	68,369
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	615,000	549,810
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	55,000	38,523
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	660,000	283,642
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	375,000	337,035
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	120,000	120,260
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	85,000	80,159

		$13,564,411

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - 3.8%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2012 (c)	$1,220,000	$1,231,492
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	8,605,000	6,840,028
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	5,000,000	3,696,600
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	8,900,000	6,628,898
District of Columbia, Tobacco Settlement, 6.25%, 2024	945,000	951,209
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)(f)	1,750,000	1,845,935
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	4,760,000	3,634,022
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	475,000	359,376
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	3,970,000	4,461,526
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	2,610,000	2,877,943
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	8,750,000	9,837,450
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	3,070,000	2,708,385
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	1,240,000	1,247,105
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	2,835,000	2,851,641
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	1,715,000	1,730,143
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	12,095,000	9,127,008
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5.25%, 2037	765,000	762,827
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	7,965,000	8,657,079
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	180,000	187,384
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,485,000	4,653,367

		$74,289,418
Toll Roads - 2.3%
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	$1,495,000	$1,599,710
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	5,645,000	6,105,237
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	6,920,000	7,607,364
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 2029	15,000,000	16,777,200
Northwest Parkway, CO, Public Highway Authority Rev., “C”, ETM, AGM, 5.35%, 2016 (c)	1,000,000	1,173,390

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Toll Roads - continued
Oklahoma Turnpike Authority, “B”, 5%, 2027	$3,835,000	$4,414,392
Oklahoma Turnpike Authority, “B”, 5%, 2028	745,000	852,630
Oklahoma Turnpike Authority, “B”, 5%, 2030	500,000	566,910
Oklahoma Turnpike Authority, “B”, 5%, 2031	750,000	846,705
Orlando & Orange County, FL, Expressway Authority Rev., “A”, 5%, 2040	1,000,000	1,050,210
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2025	2,675,000	3,163,589

		$44,157,337
Transportation - Special Tax - 2.1%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	$4,870,000	$5,996,041
Jacksonville, FL, Transportation Authority Rev., ETM, 9.2%, 2015 (c)	1,120,000	1,279,914
New Jersey Transportation Trust Fund Authority Rev., “D”, 5.25%, 2023	7,500,000	8,998,125
New York Metropolitan Transportation Authority Rev., ETM, 5.75%, 2013 (c)	1,765,000	1,803,230
Pennsylvania Turnpike Commission Oil Franchise Tax Rev., “A”, ETM, AMBAC, 5.25%, 2018 (c)	1,150,000	1,246,773
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2028	4,595,000	5,293,854
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2029	4,595,000	5,264,997
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2030	4,615,000	5,263,269
State of Hawaii, Highway Rev., “A”, 5%, 2030	3,695,000	4,247,698
State of Hawaii, Highway Rev., “A”, 5%, 2031	1,380,000	1,578,968
State of Hawaii, Highway Rev., “A”, 5%, 2032	920,000	1,043,602

		$42,016,471
Universities - Colleges - 9.7%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$2,500,000	$2,696,975
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	1,625,000	1,752,985
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	1,195,000	1,272,054
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	1,725,000	1,810,284
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,640,000	2,763,473
California Educational Facilities Authority Rev. (Chapman University), 5%, 2031	1,550,000	1,643,248
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,620,000	1,496,329

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2036	$925,000	$1,078,976
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 2038	4,610,000	5,165,736
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,785,000	1,930,977
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	850,000	925,149
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	245,000	247,720
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	280,000	269,774
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	3,000,000	3,211,920
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 2025	490,000	528,406
District of Columbia Rev. (Georgetown University), Capital Appreciation, BHAC, 0% to 2018, 5% to 2040	11,570,000	8,748,308
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 2040	6,355,000	7,136,729
Florida Higher Educational Facilities, Financial Authority Rev. (Rollins College), 5%, 2037	700,000	742,350
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	2,685,000	3,161,883
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,470,000	2,420,649
Grand Valley, MI, State University Rev., 5.5%, 2027	985,000	1,070,715
Grand Valley, MI, State University Rev., 5.625%, 2029	480,000	522,178
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	8,235,000	8,340,902
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2025	1,450,000	1,591,564
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2026	1,080,000	1,180,148
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2028	275,000	296,717
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	1,650,000	1,679,255
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	2,745,000	2,299,514
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	5,705,000	4,607,358

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$5,300,000	$5,771,859
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	1,225,000	1,333,057
Indiana University Rev., “A”, 5%, 2029	950,000	1,099,948
Indiana University Rev., “A”, 5%, 2030	610,000	698,291
Indiana University Rev., “A”, 5%, 2031	525,000	598,075
Indiana University Rev., “A”, 5%, 2032	525,000	595,655
Indiana University Rev., “A”, 5%, 2037	1,580,000	1,752,536
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 2039	3,000,000	3,218,340
Lubbock, TX, Educational Facilities Authority Rev. (Lubbock Christian University), 5.125%, 2027	2,280,000	2,304,670
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	540,000	554,353
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	645,000	658,848
Massachusetts Development Finance Agency Rev. (Boston University), SYNCORA, 6%, 2059	2,075,000	2,441,964
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	880,000	963,486
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	420,000	447,502
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	29,847,750
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,030,000	2,382,510
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	4,055,000	4,609,765
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	1,700,000	1,803,989
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 2028	1,875,000	2,031,619
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,195,000	5,037,146
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), 5.5%, 2034	2,420,000	2,451,121
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	1,210,000	1,292,982
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Josephs University), “A”, 5%, 2040	3,500,000	3,707,515

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	$930,000	$938,956
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 2026	1,000,000	1,420,930
Texas A&M University, “A”, 5%, 2026	1,150,000	1,412,499
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2030	2,175,000	2,452,008
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2031	960,000	1,078,166
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2032	915,000	1,024,516
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2037	1,675,000	1,843,153
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	9,895,000	10,465,546
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,670,000	5,344,208
University of Colorado, Enterprise Rev., 5%, 2029	4,220,000	4,822,321
University of Minnesota, “A”, 5%, 2025	710,000	852,007
University of Minnesota, “A”, 5%, 2027	1,000,000	1,186,870
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,875,000	2,142,938
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 2032	1,665,000	1,853,645
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 2036	610,000	678,161
Upland, IN, Economic Development Rev. (Taylor University), 6%, 2018	435,000	448,450
Upland, IN, Economic Development Rev. (Taylor University), 6.25%, 2023	520,000	534,258
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,165,000	2,335,407
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	630,000	667,863
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,265,000	1,336,726

		$189,033,885
Universities - Dormitories - 1.0%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$3,975,000	$4,117,106
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	1,025,000	1,003,209

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Dormitories - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	$925,000	$1,007,482
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	1,655,000	1,759,960
Georgia Private College & University Authority Rev. (Mercer Housing Corp.), “A”, 6%, 2021	905,000	906,520
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	2,730,000	3,010,235
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	4,210,000	4,661,607
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	2,275,000	2,239,942
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	510,000	542,553
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	895,000	947,948

		$20,196,562
Universities - Secondary Schools - 1.8%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	$5,045,000	$5,342,302
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	2,355,000	2,565,066
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,425,000	1,559,306
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 2040	1,815,000	1,862,263
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 2038	4,330,000	4,871,900
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), ”A”, 6%, 2030	2,425,000	2,539,315
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), ”A”, 6%, 2040	5,130,000	5,255,993
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,470,000	1,615,148
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,230,000	4,899,821
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	100,000	40,000
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	480,000	473,496
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	415,000	439,468

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	$2,795,000	$3,186,021

		$34,650,099
Utilities - Investor Owned - 4.3%
Apache County, AZ, Industrial Development Authority, Pollution Control Rev. (Tucson Electric Power Co.), 5.875%, 2033	$85,000	$85,081
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	2,460,000	260,170
California Statewide Communities Development Authority, Pollution Control Rev. (Southern California Edison Company), “A”, 4.5%, 2029	6,000,000	6,156,120
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	1,840,000	2,113,240
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	5,990,000	6,509,093
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	9,975,000	10,693,898
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	3,655,000	4,133,513
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), “B”, SYNCORA, 5%, 2022	6,000,000	6,084,600
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tempa Electric Co.), “A”, 5.65%, 2018	500,000	585,985
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 2028	10,000,000	10,363,700
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,710,000	2,011,832
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,455,000	1,757,640
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	670,000	786,185
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,045,000	2,328,457
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	700,000	703,850
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	985,000	1,183,665
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	1,970,000	2,291,563
New Hampshire Industrial Development Authority, Pollution Control Rev. (Connecticut Light & Power), 5.9%, 2016	4,000,000	4,010,320
New Hampshire Industrial Development Authority, Pollution Control Rev. (Connecticut Light & Power), 5.9%, 2018	1,000,000	1,013,850

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 2039	$5,000,000	$5,335,400
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,670,000	1,753,901
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	4,580,000	5,195,552
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	4,135,000	4,483,622
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	3,715,000	3,932,773

		$83,774,010
Utilities - Municipal Owned - 6.6%
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2012	$2,500,000	$2,598,975
California Department of Water Resources, Power Supply Rev., “N”, 5%, 2020	13,080,000	16,014,236
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 2031	400,000	461,964
Florida Power Agency Rev., “A”, 5%, 2031	1,000,000	1,071,430
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2014 (c)	145,000	165,213
Georgia Municipal Electric Authority Power Rev., NATL, 6.375%, 2016	2,000,000	2,295,160
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2017	8,000,000	9,158,960
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 2020	7,350,000	8,711,808
Georgia Municipal Electric Authority Power Rev., ETM, AMBAC, 6.5%, 2017 (c)	365,000	415,969
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 2035	1,560,000	1,705,033
Intermountain Power Agency, UT, “A”, ETM, 6.15%, 2014 (c)	20,450,000	21,170,863
JEA, FL, Electric System Rev., “3-D-2”, 5%, 2038	480,000	520,757
Lakeland, FL, Energy System Rev., “B”, 5.25%, 2036	500,000	591,790
Mercer County, ND, Pollution Control Rev. (Antelope Valley Station), AMBAC, 7.2%, 2013	1,770,000	1,815,330
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 2029	4,765,000	5,495,236
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 2030	2,500,000	2,872,400
North Carolina Eastern Municipal Power Agency, “A”, NATL, 6.5%, 2018	9,250,000	11,491,183
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2019 (u)	10,000,000	10,301,000

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Northern California Transmission Agency, NATL, 7%, 2013	$2,755,000	$2,852,775
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	4,150,000	5,242,114
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 2032	2,195,000	2,422,973
Salt River, AZ, Project Agriculture Improvement & Power District Electric, “A”, 5%, 2028	13,500,000	15,662,970
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 2016	5,145,000	6,430,941

		$129,469,080
Utilities - Other - 2.4%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$595,000	$778,153
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	1,810,000	2,242,192
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	4,545,000	5,158,393
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2026	845,000	933,083
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	1,740,000	1,925,641
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	3,725,000	4,651,072
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	5,645,000	5,717,482
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	12,200,000	11,974,300
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2017	1,575,000	1,750,660
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,500,000	1,664,790
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	1,665,000	1,836,229
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	2,385,000	2,619,135
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,215,000	2,426,798
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	2,805,000	3,069,904

		$46,747,832
Water & Sewer Utility Revenue - 6.9%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,770,000	$3,350,149
California Department of Water Resources Center (Central Valley Project Rev.), “AF”, 5%, 2028 (u)	23,825,000	26,988,007
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	3,195,000	3,117,393
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	5,415,000	5,600,843
Dallas, TX, Waterworks & Sewer System Rev., 5%, 2039	10,000,000	11,140,300
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2028	5,285,000	6,012,745
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2029	1,415,000	1,601,299
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2030	4,345,000	4,894,729

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	$235,000	$263,531
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	3,910,000	4,250,991
El Paso, TX, Water & Sewer Rev., 5%, 2028	455,000	521,562
Fulton County, GA, Water & Sewer Rev., 5%, 2026	3,680,000	4,248,192
Fulton County, GA, Water & Sewer Rev., 5%, 2027	2,285,000	2,620,758
Houston, TX, Utility System Rev., “D”, 5%, 2036	3,760,000	4,165,102
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2029	4,000,000	4,672,520
Iowa Finance Authority Rev., 5%, 2031	9,940,000	11,696,597
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	3,595,000	3,908,448
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 2029	4,215,000	5,198,064
Massachusetts Water Resources Authority, ETM, 6.5%, 2019 (c)	5,965,000	7,246,521
Metropolitan Water District of Salt Lake & Sandy (Water Rev. Project), “A”, 5%, 2037	1,525,000	1,706,445
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 2039	1,000,000	1,073,630
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 2025	2,300,000	2,685,342
New York Environmental Facilities, “C”, 5%, 2041	2,745,000	3,021,065
New York Environmental Facilities, ETM, 5%, 2016 (c)	570,000	571,653
Pinellas County, FL, Sewer Rev., AGM, 5%, 2032	1,500,000	1,575,450
Polk County, FL, Utility Systems Rev., “A”, FGIC, 5%, 2030	1,000,000	1,070,040
Sacramento, CA, Municipal Utility District, “X”, 5%, 2028	3,270,000	3,692,059
San Antonio, TX, Water System Rev., 4%, 2028	5,000,000	5,298,750
Seminole County, FL, Water & Sewer Rev., Unrefunded Balance, NATL, 6%, 2019	940,000	1,028,454
St. Lucie West, FL, Utility Rev., NATL, 5.25%, 2034	720,000	734,234
Tampa Bay Water, FL, Regional Water Supply Authority, Utility System Rev., FGIC, 4.75%, 2033	885,000	932,870

		$134,887,743
Total Municipal Bonds (Identified Cost, $1,760,977,992)		$1,901,167,324

Floating Rate Demand Notes - 0.2%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.16%, due 4/02/12	$1,500,000	$1,500,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.16%, due 4/02/12	2,300,000	2,300,000
Total Floating Rate Demand Notes, at Identified Cost and Value		$3,800,000

41

Portfolio of Investments – continued

Money Market Funds - 5.3%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	104,294,056	$104,294,056
Total Investments (Identified Cost, $1,869,072,048)		$2,009,261,380

Other Assets, Less Liabilities - (2.8)%		(55,021,850)
Net Assets - 100.0%		$1,954,239,530

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,218,369 representing 0.3% of net assets.
(p)	Primary inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049	10/14/04	$2,000,000	$1,640,680
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

42

Portfolio of Investments – continued

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.	RITES	Residual Interest Tax-Exempt Security
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Housing Finance Agency
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	134	$17,350,906	June - 2012	$191,117

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

43

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,764,777,992)	$1,904,967,324
Underlying affiliated funds, at cost and value	104,294,056
Total investments, at value (identified cost, $1,869,072,048)	$2,009,261,380
Receivables for
Daily variation margin on open futures contracts	56,531
Investments sold	5,944,505
Fund shares sold	4,877,102
Interest and dividends	27,479,487
Other assets	12,767
Total assets	$2,047,631,772
Liabilities
Payables for
Distributions	$1,909,794
Investments purchased	27,958,707
Fund shares reacquired	2,300,659
Payable to the holder of the floating rate certificate from trust assets	60,233,150
Payable for interest expense and fees	237,940
Payable to affiliates
Investment adviser	21,986
Shareholder servicing costs	427,356
Distribution and service fees	35,289
Payable for independent Trustees’ compensation	39,173
Accrued expenses and other liabilities	228,188
Total liabilities	$93,392,242
Net assets	$1,954,239,530
Net assets consist of
Paid-in capital	$1,827,750,659
Unrealized appreciation (depreciation) on investments	140,380,449
Accumulated net realized gain (loss) on investments	(16,178,327)
Undistributed net investment income	2,286,749
Net assets	$1,954,239,530
Shares of beneficial interest outstanding	224,968,746

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$829,860,293	95,575,776	$8.68
Class B	31,882,597	3,666,688	8.70
Class C	187,078,380	21,471,500	8.71
Class I	186,733,804	21,530,654	8.67
Class A1	714,380,083	82,229,068	8.69
Class B1	4,304,373	495,060	8.69

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering price per share were $9.11 [100 / 95.25 x $8.68] and $9.12 [100 / 95.25 x $8.69], respectively. On sales of $50,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

44

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$95,685,062
Dividends from underlying affiliated funds	70,966
Total investment income	$95,756,028
Expenses
Management fee	$7,017,905
Distribution and service fees	4,016,343
Shareholder servicing costs	1,320,626
Administrative services fee	271,609
Independent Trustees’ compensation	44,489
Custodian fee	200,904
Shareholder communications	82,734
Audit and tax fees	54,747
Legal fees	41,313
Interest expense and fees	510,355
Miscellaneous	288,572
Total expenses	$13,849,597
Fees paid indirectly	(22)
Reduction of expenses by investment adviser and distributor	(689,519)
Net expenses	$13,160,056
Net investment income	$82,595,972
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$601,466
Futures contracts	(1,366,892)
Net realized gain (loss) on investments	$(765,426)
Change in unrealized appreciation (depreciation)
Investments	$158,370,572
Futures contracts	191,117
Net unrealized gain (loss) on investments	$158,561,689
Net realized and unrealized gain (loss) on investments	$157,796,263
Change in net assets from operations	$240,392,235

See Notes to Financial Statements

45

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2012	2011
Change in net assets
From operations
Net investment income	$82,595,972	$85,271,105
Net realized gain (loss) on investments	(765,426)	(15,004,662)
Net unrealized gain (loss) on investments	158,561,689	(82,260,168)
Change in net assets from operations	$240,392,235	$(11,993,725)
Distributions declared to shareholders
From net investment income	$(80,046,813)	$(82,762,509)
Change in net assets from fund share transactions	$161,400,565	$128,563,131
Total change in net assets	$321,745,987	$33,806,897
Net assets
At beginning of period	1,632,493,543	1,598,686,646
At end of period (including undistributed net investment income of $2,286,749 and $2,650,877, respectively)	$1,954,239,530	$1,632,493,543

See Notes to Financial Statements

46

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.91	$8.32	$7.66	$8.21	$8.55
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.41	$0.41	$0.38	$0.42
Net realized and unrealized gain (loss) on investments	0.76	(0.42)	0.65	(0.51)	(0.35)
Total from investment operations	$1.15	$(0.01)	$1.06	$(0.13)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.40)	$(0.39)	$(0.40)
From net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.38)	$(0.40)	$(0.40)	$(0.42)	$(0.41)
Net asset value, end of period (x)	$8.68	$7.91	$8.32	$7.66	$8.21
Total return (%) (r)(s)(t)(x)	14.83	(0.24)	14.01	(1.53)	0.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.82	0.92	1.05
Expenses after expense reductions (f)	0.77	0.78	0.78	0.74	0.80
Net investment income	4.69	4.95	5.04	4.88	4.99
Portfolio turnover	25	23	15	25	32
Net assets at end of period (000 omitted)	$829,860	$764,621	$632,523	$420,234	$279,614
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.74	0.74	0.75	0.67	0.70

See Notes to Financial Statements

47

Financial Highlights – continued

Class B	Years ended 3/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.92	$8.34	$7.68	$8.22	$8.57
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.35	$0.33	$0.36
Net realized and unrealized gain (loss) on investments	0.77	(0.43)	0.65	(0.51)	(0.36)
Total from investment operations	$1.10	$(0.08)	$1.00	$(0.18)	$0.00 (w)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.34)	$(0.33)	$(0.34)
From net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.34)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$8.70	$7.92	$8.34	$7.68	$8.22
Total return (%) (r)(s)(t)(x)	14.09	(1.10)	13.15	(2.13)	(0.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.56	1.57	1.68	1.80
Expenses after expense reductions (f)	1.52	1.53	1.53	1.49	1.55
Net investment income	3.91	4.21	4.30	4.12	4.24
Portfolio turnover	25	23	15	25	32
Net assets at end of period (000 omitted)	$31,883	$22,842	$23,060	$20,978	$22,372
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.49	1.50	1.42	1.45

See Notes to Financial Statements

48

Financial Highlights – continued

Class C	Years ended 3/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.94	$8.35	$7.69	$8.24	$8.59
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.35	$0.32	$0.35
Net realized and unrealized gain (loss) on investments	0.76	(0.42)	0.65	(0.51)	(0.35)
Total from investment operations	$1.09	$(0.07)	$1.00	$(0.19)	$0.00 (w)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.34)	$(0.33)	$(0.34)
From net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.34)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$8.71	$7.94	$8.35	$7.69	$8.24
Total return (%) (r)(s)(t)(x)	13.92	(0.97)	13.13	(2.25)	(0.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.56	1.57	1.67	1.80
Expenses after expense reductions (f)	1.52	1.52	1.53	1.48	1.55
Net investment income	3.92	4.19	4.26	4.10	4.23
Portfolio turnover	25	23	15	25	32
Net assets at end of period (000 omitted)	$187,078	$149,727	$143,504	$77,937	$42,759
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.49	1.49	1.50	1.41	1.45

See Notes to Financial Statements

49

Financial Highlights – continued

Class I	Period ended 3/31/12 (i)
Net asset value, beginning of period	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.27
Net realized and unrealized gain (loss) on investments	0.44	(g)
Total from investment operations	$0.71
Less distributions declared to shareholders
From net investment income	$(0.26)
Net asset value, end of period (x)	$8.67
Total return (%) (r)(s)(x)	8.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	(a)
Expenses after expense reductions (f)	0.52	(a)
Net investment income	4.70	(a)
Portfolio turnover	25
Net assets at end of period (000 omitted)	$186,734
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	(a)

See Notes to Financial Statements

50

Financial Highlights – continued

Class A1	Years ended 3/31
	2012	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$7.92	$8.33	$7.67	$8.21	$8.39
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.43	$0.43	$0.40	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(0.42)	0.65	(0.50)	(0.18	)(g)
Total from investment operations	$1.17	$0.01	$1.08	$(0.10)	$0.16
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.42)	$(0.41)	$(0.33)
From net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.40)	$(0.42)	$(0.42)	$(0.44)	$(0.34)
Net asset value, end of period (x)	$8.69	$7.92	$8.33	$7.67	$8.21
Total return (%) (r)(s)(t)(x)	15.11	0.01	14.28	(1.15)	1.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.56	0.57	0.68	0.79	(a)
Expenses after expense reductions (f)	0.52	0.53	0.53	0.49	0.54	(a)
Net investment income	4.96	5.22	5.32	5.13	5.26	(a)
Portfolio turnover	25	23	15	25	32
Net assets at end of period (000 omitted)	$714,380	$689,074	$787,041	$746,020	$864,341
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	0.49	0.50	0.42	0.44	(a)

See Notes to Financial Statements

51

Financial Highlights – continued

Class B1	Years ended 3/31
	2012	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$7.92	$8.34	$7.67	$8.22	$8.40
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.37	$0.35	$0.29
Net realized and unrealized gain (loss) on investments	0.76	(0.43)	0.66	(0.52)	(0.18	)(g)
Total from investment operations	$1.11	$(0.06)	$1.03	$(0.17)	$0.11
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.36)	$(0.35)	$(0.28)
From net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions declared to shareholders	$(0.34)	$(0.36)	$(0.36)	$(0.38)	$(0.29)
Net asset value, end of period (x)	$8.69	$7.92	$8.34	$7.67	$8.22
Total return (%) (r)(s)(t)(x)	14.24	(0.86)	13.56	(2.02)	1.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.56	1.48	1.44	1.55	(a)
Expenses after expense reductions (f)	1.28	1.29	1.29	1.24	1.30	(a)
Net investment income	4.23	4.46	4.57	4.36	4.50	(a)
Portfolio turnover	25	23	15	25	32
Net assets at end of period (000 omitted)	$4,304	$6,230	$12,558	$18,190	$26,618
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.26	1.26	1.26	1.17	1.21	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception June 25, 2007 (Classes A1 and B1), and August 1, 2011 (Class I) through the stated period end.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

52

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Income Fund (the fund) is a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

53

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair

54

Notes to Financial Statements – continued

valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of March 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,901,167,324	$—	$1,901,167,324
Short Term Securities	—	3,800,000	—	3,800,000
Mutual Funds	104,294,056	—	—	104,294,056
Total Investments	$104,294,056	$1,904,967,324	$—	$2,009,261,380

Other Financial Instruments
Futures	$191,117	$—	$—	$191,117

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the

55

Notes to Financial Statements – continued

associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at March 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$191,117

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended March 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(1,366,892)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended March 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$191,117

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of

56

Notes to Financial Statements – continued

reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse

57

Notes to Financial Statements – continued

floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy if the liability were carried at fair value. At March 31, 2012, the fund’s payable to the holder of the floating rate certificate from trust assets was $60,233,150 and the interest rate on these floating rate certificates issued by the trust was 0.28%. For the year ended March 31, 2012, the average payable to the holder of the floating rate certificate from trust assets was $57,444,286 at a weighted average interest rate of 0.89%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2012, interest expense and fees in connection with self-deposited inverse floaters was $510,355. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum

58

Notes to Financial Statements – continued

exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax

59

Notes to Financial Statements – continued

regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/12	3/31/11
Ordinary income (including any short-term capital gains)	$114,937	$140,126
Tax-exempt income	79,931,876	82,622,383
Total distributions	$80,046,813	$82,762,509

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/12
Cost of investments	$1,802,346,620
Gross appreciation	154,403,022
Gross depreciation	(7,721,412)
Net unrealized appreciation (depreciation)	$146,681,610
Undistributed tax-exempt income	9,631,076
Capital loss carryforwards	(21,581,690)
Post-October capital loss deferral	(1,007,384)
Other temporary differences	(7,234,741)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

60

Notes to Financial Statements – continued

As of March 31, 2012 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
3/31/16	$(53,158)
3/31/17	(229,162)
3/31/18	(9,212,617)
3/31/19	(7,352,883)
Total	$(16,847,820)
Post-enactment losses:
Short-Term	$(2,789,264)
Long-Term	(1,944,606)
Total	$(4,733,870)

The availability of a portion of the capital loss carryforwards, which were acquired on November 4, 2011 in connection with the MFS Florida Municipal Bond Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/12	Year ended 3/31/11
Class A	$37,590,066	$36,226,435
Class B	988,135	1,006,667
Class C	6,151,681	6,640,694
Class I (i)	1,224,540	—
Class A1	33,883,026	38,454,954
Class B1	209,365	433,759
Total	$80,046,813	$82,762,509

(i)	For the period from the class’ inception August 1, 2011 through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative

61

Notes to Financial Statements – continued

services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This management fee reduction amounted to $135,539, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended March 31, 2012 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. For the year ended March 31, 2012, this reduction amounted to $534,793 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $597,294, and $28,391 for the year ended March 31, 2012, as its portion of the initial sales charge on sales of Class A, and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

62

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,070,128
Class B	0.75%	0.25%	1.00%	1.00%	262,860
Class C	0.75%	0.25%	1.00%	1.00%	1,632,027
Class B1	0.75%	0.25%	1.00%	0.76%	51,328
Total Distribution and Service Fees					$4,016,343

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2012 based on each class’ average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. For the year ended March 31, 2012, this reduction amounted to $12,295 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2012, were as follows:

Amount
Class A	$93,988
Class B	50,115
Class C	27,101
Class A1	—
Class B1	592

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2012, the fee was $447,407, which equated to 0.0255% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $873,219.

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Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2012 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $4,746 and is included in independent Trustees’ compensation for the year ended March 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $39,165 at March 31, 2012, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $15,337 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,892, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses

64

Notes to Financial Statements – continued

associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $522,655,733 and $423,289,917, respectively. Purchases exclude the value of securities acquired in connection with the MFS Florida Municipal Bond Fund merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	31,605,026	$265,489,266	45,201,905	$378,592,960
Class B	1,224,582	10,313,603	1,054,863	8,832,637
Class C	5,806,040	48,992,346	7,477,628	62,905,405
Class I (i)	21,864,292	189,817,241	—	—
Class A1	942,432	7,861,579	2,035,664	16,879,575
Class B1	4,502	37,499	6,891	57,160
	61,446,874	$522,511,534	55,776,951	$467,267,737
Shares issued in connection with acquisition of MFS Florida Municipal Bond Fund
Class A	4,655,433	$38,965,972	—	$—
Class B	208,208	1,744,785	—	—
	4,863,641	$40,710,757	—	$—
Shares issued to shareholders in reinvestment of distributions
Class A	3,348,420	$28,041,569	2,844,706	$23,466,773
Class B	80,256	673,945	79,053	654,468
Class C	480,003	4,032,888	478,874	3,970,225
Class I (i)	93,633	813,164	—	—
Class A1	2,633,704	22,043,900	2,957,290	24,483,738
Class B1	18,749	156,526	36,214	301,181
	6,654,765	$55,761,992	6,396,137	$52,876,385

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Notes to Financial Statements – continued

	Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(40,659,702)	$(345,000,233)	(27,409,181)	$(223,272,950)
Class B	(728,776)	(6,074,562)	(1,017,674)	(8,376,036)
Class C	(3,670,868)	(30,519,879)	(6,279,041)	(51,269,201)
Class I (i)	(427,271)	(3,672,860)	—	—
Class A1	(8,379,647)	(69,710,717)	(12,463,871)	(102,370,789)
Class B1	(314,515)	(2,605,467)	(763,421)	(6,292,015)
	(54,180,779)	$(457,583,718)	(47,933,188)	$(391,580,991)
Net change
Class A	(1,050,823)	$(12,503,426)	20,637,430	$178,786,783
Class B	784,270	6,657,771	116,242	1,111,069
Class C	2,615,175	22,505,355	1,677,461	15,606,429
Class I (i)	21,530,654	186,957,545	—	—
Class A1	(4,803,511)	(39,805,238)	(7,470,917)	(61,007,476)
Class B1	(291,264)	(2,411,442)	(720,316)	(5,933,674)
	18,784,501	$161,400,565	14,239,900	$128,563,131

(i)	For the period from the class’ inception, August 1, 2011, through the stated period end.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2012, the fund’s commitment fee and interest expense were $11,741 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations. The period-end carrying value of the outstanding borrowings under this agreement on the fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy if the liability were carried at fair value.

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Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	59,836,742	462,713,791	(418,256,477)	104,294,056

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$70,966	$104,294,056

(8)	Acquisitions

At close of business on November 4, 2011, the fund with net assets of $1,737,598,117, acquired all of the assets and liabilities of MFS Florida Municipal Bond Fund. The purpose of the transaction was to provide shareholders of the MFS Florida Municipal Bond Fund the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 4,863,641 shares of the fund (valued at $40,710,757) for all of the assets and liabilities of MFS Florida Municipal Bond Fund. MFS Florida Municipal Bond Fund then distributed the shares of the fund that MFS Florida Municipal Bond Fund received from the fund to its shareholders. MFS Florida Municipal Bond Fund’s net assets on that date were $40,710,757, including investments valued at $40,178,414 with a cost basis of $39,210,441. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Florida Municipal Bond Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Florida Municipal Bond Fund that have been included in the fund’s Statement of Operations since November 4, 2011. No pro forma information is provided as it is not material to the combined fund results.

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the portfolios comprising MFS Municipal Series Trust) (the “Fund”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2012

68

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

71

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

72

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

73

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

74

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

75

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.86% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

76

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

77

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

78

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal Series Trust

For the states of:

Alabama, Arkansas, California, Georgia,

Maryland, and Massachusetts

ANNUAL REPORT

March 31, 2012

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California,

Georgia, Maryland, and Massachusetts

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession, and that region’s leaders striving to address sovereign debt crises. At the same time, many emerging countries are enjoying a period of strong growth, propelled by the emergence of a middle class.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. That platform enables our analysts to uncover attractive global opportunities across asset classes. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.6%
Universities – Colleges	14.8%
Water & Sewer Utility Revenue	11.0%
General Obligations – Schools	10.6%
General Obligations – General Purpose	8.9%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	53.2%
A	18.5%
BBB	14.8%
BB	2.2%
B	0.5%
Not Rated	2.3%
Cash & Other	4.8%

Portfolio facts (i)
Average Duration (d)	8.9
Average Effective Maturity (m)	18.9 yrs.

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	23.8%
General Obligations – Schools	13.9%
Water & Sewer Utility Revenue	12.5%
Healthcare Revenue – Hospitals	10.1%
General Obligations – General Purpose	7.9%

Composition including fixed income credit quality (a)(i)
AAA	5.5%
AA	59.4%
A	12.6%
BBB	19.4%
BB	0.1%
B	0.4%
Not Rated	2.5%
Cash & Other	0.1%

Portfolio facts (i)
Average Duration (d)	9.4
Average Effective Maturity (m)	18.0 yrs.

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.8%
Universities – Colleges	11.6%
Utilities – Municipal Owned	9.6%
Water & Sewer Utility Revenue	8.7%
Airport & Port Revenue	6.6%

Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	28.4%
A	37.4%
BBB	24.7%
BB	2.4%
B	1.1%
Not Rated	1.4%
Cash & Other	3.1%

Portfolio facts (i)
Average Duration (d)	9.2
Average Effective Maturity (m)	17.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	17.1%
Water & Sewer Utility Revenue	16.2%
Healthcare Revenue – Hospitals	15.5%
General Obligations – General Purpose	9.7%
General Obligations – Schools	4.4%

Composition including fixed income credit quality (a)(i)
AAA	10.1%
AA	40.9%
A	24.8%
BBB	18.5%
BB	0.5%
B	0.8%
Not Rated	(1.4)%
Cash & Other	5.8%

Portfolio facts (i)
Average Duration (d)	9.2
Average Effective Maturity (m)	18.7 yrs.

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	21.9%
General Obligations – General Purpose	15.7%
Universities – Colleges	12.4%
Water & Sewer Utility Revenue	6.9%
Multi-Family Housing Revenue	4.6%

Composition including fixed income credit quality (a)(i)
AAA	17.4%
AA	21.5%
A	24.3%
BBB	29.6%
BB	1.5%
B	0.6%
Not Rated	2.3%
Cash & Other	2.8%

Portfolio facts (i)
Average Duration (d)	8.8
Average Effective Maturity (m)	18.3 yrs.

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.3%
Healthcare Revenue – Hospitals	14.1%
General Obligations – General Purpose	13.3%
Sales & Excise Tax Revenue	8.7%
Multi-Family Housing Revenue	5.3%

Composition including fixed income credit quality (a)(i)
AAA	5.4%
AA	42.0%
A	27.7%
BBB	21.7%
BB	0.6%
B	0.9%
Not Rated	(0.3)%
Cash & Other	2.0%

Portfolio facts (i)
Average Duration (d)	9.8
Average Effective Maturity (m)	18.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

During the reporting period, Class A shares of each fund, with the exception of the MFS Arkansas Municipal Bond Fund, outperformed the Barclays Capital Municipal Bond Index. These included the municipal bond funds of Alabama, California, Georgia, Maryland, and Massachusetts.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Over the past twelve months ended March 31, 2012, the municipal bond market followed the lead of the U.S. Treasury market, with prices rising and rates declining across the yield curve year-over-year. More specific to municipal bonds, the market benefited from a change in investor demand. Municipal bond mutual fund flows, which had been generally negative from late 2010 through August 2011, turned positive. This increase in fund flows more than offset an increase in supply helping to push municipal bond yields lower. Further driving prices higher was waning concerns over state and local finances. The combination of continued revenue growth (through the end of calendar 2011) and restrained spending growth, as well as reductions in state and local employment, appeared to have led investors to become more comfortable with lower-quality credit, the result of which was a tightening of spreads between high-quality “AAA” rated municipal bonds and lower-quality “A” or “BBB” rated municipals. Over the year, “BBB” rated bonds returned more than twice as much as “AAA” rated bonds, according to Barclays Capital Municipal Bond Index data.

Factors Affecting Performance

The funds’ longer duration (d) stance benefited relative performance as the positive sentiment in the municipal bond markets pushed yields lower during the reporting period.

Among sectors, general obligation securities, pre-refunded bonds, and utility bonds were notable contributors to the relative performance of all funds. The health care sector aided relative returns across all funds, with the exception of the Arkansas fund. The credit enhanced sector was another positive factor for relative performance in the Alabama, California, Georgia, Maryland, and Massachusetts funds. An underweight allocation to “AA” (r) rated securities and an overweight allocation to “BBB” rated securities also strengthened relative performance across all funds.

An underweight allocation to the transportation sector held back relative results for all funds, with the exception of the California fund. Bond selection in “AAA” rated securities held back performance across all funds. Additionally, an overweight allocation to bonds in the housing sector weakened relative returns in the Arkansas and Georgia funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 3/31/12

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Capital Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Alabama Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	12.30%	4.78%	4.89%
B	9/07/93	11.47%	4.00%	4.10%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.97%	3.77%	4.38%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.47%	3.66%	4.10%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

5

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Arkansas Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	11.34%	4.80%	4.82%
B	9/07/93	10.47%	3.99%	4.01%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.05%	3.79%	4.31%
B With CDSC (Declining over six years from 4% to 0%) (x)		6.47%	3.64%	4.01%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS California Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	16.48%	4.56%	5.03%
B	9/07/93	15.60%	3.77%	4.23%
C	1/03/94	15.38%	3.61%	4.08%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		10.95%	3.54%	4.52%
B With CDSC (Declining over six years from 4% to 0%) (x)		11.60%	3.42%	4.23%
C With CDSC (1% for 12 months) (x)		14.38%	3.61%	4.08%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Georgia Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	12.98%	4.94%	4.88%
B	9/07/93	12.09%	4.14%	4.12%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.61%	3.92%	4.37%
B With CDSC (Declining over six years from 4% to 0%) (x)		8.09%	3.80%	4.12%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Maryland Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	13.01%	4.54%	4.70%
B	9/07/93	12.07%	3.80%	4.00%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.64%	3.53%	4.20%
B With CDSC (Declining over six years from 4% to 0%) (x)		8.07%	3.46%	4.00%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

9

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Massachusetts Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	14.21%	5.08%	5.17%
B	9/07/93	13.33%	4.33%	4.46%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		8.79%	4.06%	4.66%
B With CDSC (Declining over six years from 4% to 0%) (x)		9.33%	3.99%	4.46%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

10

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2011 through March 31, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2011 through March 31, 2012.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.93%	$1,000.00	$1,041.04	$4.75
	Hypothetical (h)	0.93%	$1,000.00	$1,020.35	$4.70
B	Actual	1.68%	$1,000.00	$1,037.18	$8.56
	Hypothetical (h)	1.68%	$1,000.00	$1,016.60	$8.47

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.72%	$1,000.00	$1,032.56	$3.66
	Hypothetical (h)	0.72%	$1,000.00	$1,021.40	$3.64
B	Actual	1.47%	$1,000.00	$1,028.64	$7.46
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.69%	$1,000.00	$1,058.51	$3.55
	Hypothetical (h)	0.69%	$1,000.00	$1,021.55	$3.49
B	Actual	1.44%	$1,000.00	$1,052.72	$7.39
	Hypothetical (h)	1.44%	$1,000.00	$1,017.80	$7.26
C	Actual	1.59%	$1,000.00	$1,053.57	$8.16
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.95%	$1,000.00	$1,045.42	$4.86
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
B	Actual	1.70%	$1,000.00	$1,041.33	$8.68
	Hypothetical (h)	1.70%	$1,000.00	$1,016.50	$8.57

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.93%	$1,000.00	$1,046.64	$4.76
	Hypothetical (h)	0.93%	$1,000.00	$1,020.35	$4.70
B	Actual	1.69%	$1,000.00	$1,041.80	$8.63
	Hypothetical (h)	1.69%	$1,000.00	$1,016.55	$8.52

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.85%	$1,000.00	$1,049.23	$4.35
	Hypothetical (h)	0.85%	$1,000.00	$1,020.75	$4.29
B	Actual	1.60%	$1,000.00	$1,045.24	$8.18
	Hypothetical (h)	1.60%	$1,000.00	$1,017.00	$8.07

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

12

PORTFOLIO OF INVESTMENTS

3/31/12

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.9%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.5%
Birmingham, AL, Airport Authority Rev., N, 5.25%, 2030	$1,000,000	$1,079,680

General Obligations - General Purpose - 8.8%
Auburn, AL, Sewer Rev., “H”, 5.625%, 2033	$1,000,000	$1,131,530
Boaz, AL, School Warrants, “A”, SYNCORA, 5%, 2029	650,000	667,979
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	180,000	184,147
Commonwealth of Puerto Rico, “A”, 6%, 2038	305,000	327,061
Enterprise, AL, School Warrants, ASSD GTY, 5%, 2029	250,000	267,420
Huntsville, AL, Capital Improvement Warrants, “A”, 5%, 2024	215,000	256,035
Huntsville, AL, Capital Improvement Warrants, “A”, 5%, 2025	1,000,000	1,178,120
Madison, AL, Refunding Warrants, 5.15%, 2039	1,000,000	1,069,270
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	310,000	313,630
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	285,000	305,207
State of California, 6%, 2039	550,000	631,317
		$6,331,716
General Obligations - Improvement - 2.5%
Birmingham, AL, “A”, AMBAC, 4.5%, 2032	$890,000	$898,143
Guam Government, “A”, 6.75%, 2029	260,000	278,473
Guam Government, “A”, 7%, 2039	60,000	65,105
Montgomery, AL, Warrants, SYNCORA, 5%, 2028	500,000	545,075
		$1,786,796
General Obligations - Schools - 10.5%
Florence, AL, Board of Education, Tax Anticipation School Warrants, 4%, 2025	$750,000	$792,742
Huntsville, AL, School Warrants, “B”, 5%, 2029	500,000	563,480
Jefferson County, AL, School Warrants, AGM, 5.5%, 2020	1,750,000	1,749,983
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2029	880,000	934,138
Madison County, AL, Board of Education, ASSD GTY, 5.125%, 2034	1,000,000	1,070,590
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2024	750,000	854,288
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2031	500,000	544,995
Sumter County, AL, School Warrants, 5.2%, 2039	1,000,000	1,027,070
		$7,537,286

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - 18.3%
Alabama Healthcare Authority Rev. (Baptist Health), “A”, 6%, 2036 (b)	$200,000	$201,034
Alabama Special Care Facilities Financing Authority (Ascension Health Senior Credit), “C-2”, 5%, 2036	750,000	784,822
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 2025 (c)	1,500,000	1,504,170
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 2039	750,000	779,362
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	500,000	501,170
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 2039	750,000	852,015
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	300,000	303,030
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 2036 (b)	1,000,000	1,125,920
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	435,000	457,424
Health Care Authority for Baptist Health, AL, “D”, 5%, 2021	875,000	926,476
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 2030	1,000,000	1,043,480
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	255,000	284,912
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	265,000	272,892
Marshall County, AL, Health Care Authority Rev., “A”, 5.75%, 2032	1,065,000	1,077,631
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	105,000	107,994
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2030	500,000	519,790
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	500,000	503,835
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	370,000	406,197
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 2025	500,000	548,020
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	505,000	583,522

13

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$340,000	$345,539
		$13,129,235
Healthcare Revenue - Long Term Care - 1.1%
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health), 5%, 2039	$750,000	$759,120

Industrial Revenue - Paper - 2.9%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	$200,000	$203,308
Camden, AL, Industrial Development Board Exempt Facilities Rev., “B” (Weyerhaeuser Co.), 6.375%, 2013 (c)	500,000	546,610
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (Mead Westvaco Coated Board Project), 6.35%, 2035	750,000	750,233
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 2033	250,000	276,458
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 2035	300,000	314,133
		$2,090,742
Miscellaneous Revenue - Other - 0.7%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$35,000	$38,788
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	315,000	348,267
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	370,000	145,739
		$532,794
Multi-Family Housing Revenue - 2.4%
Alabama Housing Finance Authority, Multi-Family Residential Development Rev., FHA, 7.25%, 2023	$765,000	$765,145
Alabama Housing Finance Authority, Multi-Family Residential Development Rev., “K” (South Bay Apartments), FNMA, 5.875%, 2021	960,000	971,587
		$1,736,732
Port Revenue - 0.8%
Alabama Port Authority Docks Facility, 6%, 2040	$500,000	$545,080

Sales & Excise Tax Revenue - 3.7%
Baldwin County, AL, Board of Education, Capital Outlay, School Warrants, AMBAC, 5%, 2029	$1,000,000	$1,068,300
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	325,000	350,672
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	515,000	615,245
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040 (f)	310,000	328,464

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	$295,000	$319,388
		$2,682,069
Single Family Housing - State - 0.9%
Alabama Housing Finance Authority, Collateral Home Mortgage Bond Program II, “B”, 5.15%, 2019	$15,000	$15,056
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 2033	575,000	605,481
Alabama Housing Finance Authority, Single Family Mortgage Rev., Collateral Home Mortgage Bond Program II, “B”, 5.15%, 2019	15,000	15,056
		$635,593
State & Local Agencies - 8.2%
Alabama Incentives Financing Authority Special Obligations, “A”, 5%, 2029	$1,000,000	$1,088,260
Alabama Public School & College Authority Rev., “A”, 5%, 2019	1,000,000	1,209,450
Alabama Public School & College Authority Rev., “A”, 5%, 2019 (c)	1,000,000	1,235,610
Alabama Public School & College Authority Rev., Capital Improvement, 5%, 2021	1,000,000	1,214,550
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), N, 5%, 2032	500,000	549,565
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 2030	385,000	421,398
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	145,000	161,560
		$5,880,393
Tax - Other - 1.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$95,000	$98,645
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	30,000	31,451
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	65,000	66,673
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	65,000	68,057
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	400,000	410,012
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	235,000	253,950
		$928,788
Universities - Colleges - 14.6%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 2034	$1,300,000	$1,396,057
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 2039	1,000,000	1,117,320
Auburn University, General Fee Rev., 5%, 2019	1,000,000	1,203,570
Auburn University, General Fee Rev., AMBAC, 5%, 2029	1,000,000	1,097,840

14

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Auburn University, General Fee Rev., “A”, 5%, 2019	$500,000	$601,785
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	550,000	598,515
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 2038	1,000,000	1,054,970
University of Alabama, General Rev., NATL, 5%, 2034	1,000,000	1,048,100
University of Alabama, General Rev., “A”, NATL, 5%, 2029	1,000,000	1,060,430
University of South Alabama, University Rev., AMBAC, 5%, 2029	1,000,000	1,120,470
University of South Alabama, University Rev., BHAC, 5%, 2038	150,000	159,075
		$10,458,132
Universities - Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$190,000	$220,087

Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$70,000	$81,426

Utilities - Municipal Owned - 4.2%
Alabama Municipal Electric Power Authority, “A”, NATL, 5%, 2023	$1,000,000	$1,034,690
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, 5%, 2037	1,000,000	1,071,620
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	130,000	150,384
Tuskegee, AL, Utilities Board, Utility Rev., 4.5%, 2037	750,000	749,955
		$3,006,649

Issuer	Shares/Par	Value ($)
Utilities - Other - 2.2%
Foley, AL, Utilities Board Utilities Rev., AGM, 5%, 2025	$1,000,000	$1,099,720
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	155,000	152,133
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	295,000	327,409
		$1,579,262
Water & Sewer Utility Revenue - 10.9%
Alabaster, AL, Sewer Rev., NATL, 5%, 2029	$750,000	$758,062
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 2039	1,000,000	1,043,770
Birmingham, AL, Waterworks & Sewer Board Rev., “A”, AGM, 4.5%, 2035	400,000	406,168
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 2034	750,000	807,180
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,096,100
Cullman, AL, Utilities Board Water Rev., N, 5%, 2026	500,000	551,910
Montgomery, AL, Waterworks & Sanitary Sewer Board Rev., AGM, 5%, 2024	1,000,000	1,090,860
Tuscumbia, AL, Water & Sewer Rev., AGM, 4.5%, 2040	1,000,000	1,035,170
		$7,789,220
Total Municipal Bonds (Identified Cost, $64,554,092)		$68,790,800

Money Market Funds - 3.1%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,200,178	$2,200,178
Total Investments (Identified Cost, $66,754,270)		$70,990,978

Other Assets, Less Liabilities - 1.0%		721,840
Net Assets - 100.0%		$71,712,818

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	5	$688,750	June - 2012	$19,045
U.S. Treasury Note 10 yr (Short)	USD	5	647,422	June - 2012	7,131

					$26,176

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS

3/31/12

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%

Issuer	Shares/Par	Value ($)

Airport Revenue - 0.4%
Little Rock, AR, Airport Rev., “A”, AGM, 5.25%, 2019	$800,000	$801,768

General Obligations - General Purpose - 7.8%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 2017 (c)	$1,840,000	$1,721,026
Commonwealth of Puerto Rico, “A”, 5.5%, 2015	2,015,000	2,216,560
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	920,000	948,097
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	335,000	342,718
Commonwealth of Puerto Rico, “A”, 6%, 2038	560,000	600,505
Commonwealth of Puerto Rico, Public Improvement, “A”, CIFG, 5%, 2034	395,000	398,887
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,000,000	2,226,420
Little Rock, AR, Library Construction & Improvement, 5%, 2027	500,000	558,325
Little Rock, AR, Library Construction & Improvement, 5%, 2028	70,000	77,798
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	2,115,480
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	385,000	443,901
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	420,000	504,806
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,255,000	1,309,028
State of California, 6%, 2039	1,160,000	1,331,506
State of Maryland, “C”, 5%, 2019	2,000,000	2,480,040
		$17,275,097
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$515,000	$551,591
Guam Government, “A”, 5.25%, 2037	255,000	228,893
Guam Government, “A”, 7%, 2039	65,000	70,531
		$851,015
General Obligations - Schools - 13.8%
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2012 (c)	$1,200,000	$1,199,208
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2013 (c)	1,000,000	994,230
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2014 (c)	1,150,000	1,133,026
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2015 (c)	1,100,000	1,070,245
Benton, AR, School District No. 8, 4.85%, 2040	1,895,000	1,919,635
Bentonville, AR, School District No. 6, “A”, 5%, 2024	3,185,000	3,548,409

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Bentonville, AR, School District No. 6, “A”, 4.5%, 2040	$3,000,000	$3,138,900
Cabot, AR, School District No. 4, Lonoke County, “A”, N, AMBAC, 4.7%, 2038	1,500,000	1,518,375
Crittenden County, AR, Community College District, 4.6%, 2035	285,000	292,404
Crittenden County, AR, Community College District, 4.7%, 2040	625,000	641,600
Lincoln, AR, School District No. 48, 4%, 2032	720,000	737,777
Little Rock, AR, School District, 3.5%, 2029	2,000,000	2,001,700
Little Rock, AR, School District, 4%, 2033	2,000,000	2,034,720
Northwest Arkansas Community College District, Capital Improvement, AMBAC, 5%, 2028	1,380,000	1,442,169
Pine Bluff, AR, School District No. 003, AGM, 4.125%, 2034	2,070,000	2,095,854
Pulaski, AR, Special School District Construction, 5%, 2035	2,000,000	2,051,920
Rogers, AR, School District Number 030, 4.75%, 2032	935,000	955,374
Springdale, AR, School District No. 050, “A”, 4.625%, 2037	2,000,000	2,089,880
University of Arkansas, University Rev. (Monticello Campus), 4%, 2035	600,000	589,158
Van Buren, AR, School District No. 42, 4.5%, 2031	375,000	383,314
Van Buren, AR, School District No. 42, 4.625%, 2033	745,000	761,800
		$30,599,698
Healthcare Revenue - Hospitals - 10.0%
Arkansas Development Finance Authority, Health Refunding Rev. (Sister of Mercy), “A”, NATL, 5%, 2013	$2,120,000	$2,166,746
Batesville, AR, Medical District Rev. (White River Medical Center), 5.5%, 2024	750,000	770,145
Baxter County, AR, Hospital Rev. (Baxter Regional Hospital), 5%, 2026	1,000,000	1,031,450
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 2032	540,000	540,859
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	420,000	441,651
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	170,000	190,490
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	510,000	569,823
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 2028	1,000,000	1,098,820
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	1,085,000	1,176,346

16

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 2026	$2,000,000	$2,103,740
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	510,000	571,950
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	545,000	614,095
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	395,000	447,266
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	470,000	483,997
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	355,000	365,121
Mena, AR, Hospital Rev., 4.25%, 2021	400,000	403,352
Mena, AR, Hospital Rev., 4.6%, 2024	615,000	620,978
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	110,000	121,780
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	355,000	389,730
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	490,000	514,725
North Little Rock, AR, Health Facilities Board Rev. (Baptist Health Facilities), 5.7%, 2022	500,000	501,710
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	685,000	743,259
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital Foundation), AGM, 4%, 2020	1,000,000	1,094,230
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2034	750,000	838,388
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2039	1,375,000	1,528,161
Washington County, AR, Hospital Rev. (Regional Medical Center), “A”, 5%, 2035	1,000,000	1,017,310
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	990,000	1,143,935
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	675,000	685,996
		$22,176,053
Industrial Revenue - Paper - 0.1%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$250,000	$256,973

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - 0.5%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$85,000	$94,200
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	895,000	989,521
		$1,083,721
Multi-Family Housing Revenue - 0.4%
Fort Smith, AR, Residential Housing Facilities Board Rev. (Gorman Towers), “A”, GNMA, 5.45%, 2037	$1,000,000	$1,001,940

Sales & Excise Tax Revenue - 7.1%
Bentonville, AR, Sales & Use Tax, N, AMBAC, 4.375%, 2025	$1,000,000	$1,041,890
Bentonville, AR, Sales & Use Tax, 4%, 2026	1,310,000	1,348,920
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	760,000	820,032
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,000,000	1,233,880
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	765,000	842,349
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	1,010,000	1,063,025
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,730,000	1,851,169
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	815,000	918,945
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	915,000	969,497
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	945,000	1,023,123
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	820,000	872,209
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	9,770,000	672,371
Rogers, AR, Sales & Use Tax Rev., 5%, 2023	1,000,000	1,171,720
Rogers, AR, Sales & Use Tax Rev., 4.125%, 2031	500,000	519,855
Springdale, AR, Sales & Use Tax Rev., 5%, 2015	1,420,000	1,501,735
		$15,850,720
Single Family Housing Revenue - Local - 1.2%
Pulaski County, AR, Public Facilities Board Rev., Capital Appreciation, “C”, FNMA, 0%, 2014	$2,750,000	$2,580,188

Single Family Housing - State - 4.4%
Arkansas Development Finance Authority Home Ownership Rev., Mortgage Backed Securities Program, “A”, GNMA, 4.85%, 2027	$1,610,000	$1,720,430
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “B”, GNMA, 5%, 2029	115,000	115,248
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.625%, 2035	680,000	709,090

17

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “E”, GNMA, 5.4%, 2034	$625,000	$626,069
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 2031	770,000	778,224
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 5.25%, 2035	1,215,000	1,219,593
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.125%, 2024	440,000	445,003
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.7%, 2028	2,915,000	3,085,965
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2040	1,080,000	1,101,438
		$9,801,060
State & Local Agencies - 4.4%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 2034	$2,605,000	$2,889,466
Arkansas Development Finance Authority Rev., “A”, AGM, 5%, 2014	435,000	476,669
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 2034	500,000	531,640
Arkansas Development Finance Authority Rev., Environmental State Agency Facilities, “A”, AMBAC, 5%, 2040	2,500,000	2,588,875
Arkansas Development Finance Authority, Public Purpose Rev. (Arkansas Game & Fish Commission), AGM, 5%, 2027	3,205,000	3,381,435
		$9,868,085
Tax - Other - 2.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$490,000	$508,801
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	65,000	68,143
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 7.375%, 2015	1,980,000	2,165,328
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	135,000	138,475
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	150,000	150,837
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	135,000	141,349
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	940,000	963,528
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	505,000	545,723
		$4,682,184
Tobacco - 1.4%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2026	$2,000,000	$1,129,900

Issuer	Shares/Par	Value ($)

Tobacco - continued
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2027	$1,940,000	$1,038,870
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	290,000	285,563
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	680,000	739,085
		$3,193,418
Transportation - Special Tax - 0.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2012 (c)	$565,000	$571,520
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	805,000	848,937
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2037	490,000	510,644
		$1,931,101
Universities - Colleges - 23.4%
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2035	$1,000,000	$1,022,120
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 2032	2,595,000	2,757,603
Arkansas State University, Student Fee (Jonesboro Campus), “C”, N, AGM, 4.5%, 2023	550,000	629,376
Arkansas State University, Student Fee (Jonesboro Campus), “C”, N, AGM, 4.5%, 2027	545,000	598,906
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 2026	500,000	551,530
Conway, AR, Public Facilities Board, Capital Improvement Rev. (Hendrix College), “B”, 5%, 2035	1,000,000	1,003,800
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	750,000	816,158
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 2023	1,070,000	1,136,147
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	685,000	766,036
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,605,000	1,731,297
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 2024	1,000,000	1,031,920
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 2041	2,000,000	2,114,560
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 2021	1,310,000	1,637,945
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 2026	1,000,000	1,163,550
University of Arkansas Rev. (Fort Smith Campus), 5%, 2028	860,000	953,654
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2023	250,000	269,298

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2024	$250,000	$267,355
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2025	500,000	528,305
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2026	305,000	318,923
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2027	700,000	729,617
University of Arkansas Rev. (Student Fee-Phillips), 5.1%, 2034	750,000	816,263
University of Arkansas Rev., “A”, 5%, 2033	1,000,000	1,090,460
University of Arkansas, Administration Building Rev., “A”, 5%, 2038	1,000,000	1,080,680
University of Arkansas, University Construction Rev. (Monticello), AMBAC, 5%, 2025	1,525,000	1,643,203
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2026	1,405,000	1,511,724
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2027	2,180,000	2,339,903
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2034	3,200,000	3,393,312
University of Arkansas, University Facilities Rev. (Fayetteville Campus), FGIC, 5%, 2027	3,155,000	3,255,203
University of Arkansas, University Facilities Rev. (Pine Bluff Campus), “A”, AMBAC, 5%, 2030	1,000,000	1,093,450
University of Arkansas, University Facilities Rev. (UAMS Campus), FGIC, 5%, 2028	2,000,000	2,181,140
University of Arkansas, University Rev. (Fayetteville Campus), FGIC, 5%, 2032	2,500,000	2,579,400
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 2032	1,000,000	1,156,270
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2016	750,000	849,053
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2017	725,000	834,627
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2018	795,000	921,167
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2019	320,000	371,802
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 2036	2,500,000	2,690,050
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 2040	3,000,000	3,120,420
University of Puerto Rico Rev., “Q”, 5%, 2036	1,145,000	1,148,332
		$52,104,559
Utilities - Investor Owned - 1.1%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$710,000	$771,529
Independence County, AR, Pollution Control Rev., N, AMBAC, 4.9%, 2022	1,000,000	1,026,720
Jefferson County, AR, Pollution Control Rev. (Entergy Arkansas, Inc., Project), 4.6%, 2017	750,000	750,953
		$2,549,202

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - 6.6%
Benton, AR, Public Utility Rev., AMBAC, 5%, 2030	$470,000	$472,867
Benton, AR, Public Utility Rev., AMBAC, 5%, 2031	1,500,000	1,584,675
Benton, AR, Public Utility Rev., N, AGM, 5%, 2032	1,130,000	1,239,520
Benton, AR, Public Utility Rev., N, AGM, 5%, 2036	1,165,000	1,253,062
Benton, AR, Public Utility Rev., AMBAC, 5%, 2036	1,000,000	1,045,940
California Department of Water Resources, Power Supply Rev., “N”, 5%, 2020	805,000	985,586
Guam Power Authority Rev., “A”, 5.5%, 2030	450,000	462,281
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	245,000	283,416
North Little Rock, AR, Electric Rev., “A”, NATL, 6.5%, 2015	4,945,000	5,268,452
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 2030	1,000,000	1,109,780
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 2027	470,000	487,273
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	435,000	450,260
		$14,643,112
Utilities - Other - 0.4%
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	$465,000	$456,398
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	300,000	333,627
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	155,000	170,940
		$960,965
Water & Sewer Utility Revenue - 12.2%
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 2022	$1,500,000	$1,823,003
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 2025	1,500,000	1,758,285
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 3.5%, 2028	1,750,000	1,777,423
Central Arkansas Water Rev., “B”, 4%, 2014	880,000	950,242
Central Arkansas Water Rev., “B”, 4%, 2016	795,000	892,054
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,096,100
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	840,000	913,256
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 2021	1,545,000	1,784,877
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 2022	455,000	519,487
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 2032	2,000,000	2,205,820

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Fort Smith, AR, Water & Sewer Rev., “C”, AGM, 5.25%, 2020	$1,315,000	$1,347,822
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 2037	1,260,000	1,340,514
Little Rock, AR, Sewer Rev., 5.5%, 2030	750,000	838,275
Little Rock, AR, Sewer Rev., 5.75%, 2038	1,000,000	1,132,750
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 2033	750,000	770,348
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 2037	3,000,000	3,173,880
Rogers, AR Sewer Rev., Improvement, AMBAC, 5%, 2037	1,000,000	1,057,370
San Francisco, CA, City & County Public Utilities Commission, Water Rev., “A”, 5.25%, 2031	1,275,000	1,447,724

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 2038	$1,325,000	$1,415,193
		$27,244,423
Total Municipal Bonds (Identified Cost, $209,392,357)		$219,455,282

Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	6,384,699	$6,384,699
Total Investments (Identified Cost, $215,777,056)		$225,839,981

Other Assets, Less Liabilities - (1.5)%		(3,355,378)
Net Assets - 100.0%		$222,484,603

See Portfolio Footnotes and Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS

3/31/12

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.3%

Issuer	Shares/Par	Value ($)

Airport Revenue - 6.6%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$780,000	$881,891
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 2029	3,000,000	3,351,300
Orange County, CA, Airport Rev., “A”, 5%, 2031	1,310,000	1,439,061
Sacramento County, CA, Airport Systems Rev., 5%, 2040	1,020,000	1,062,575
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2021	1,500,000	1,761,810
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2040	2,000,000	2,104,680
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2030	1,715,000	1,825,257
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2031	850,000	899,631
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 2025	2,000,000	2,269,760
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 2023	2,345,000	2,503,499
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	2,560,000	2,730,496
		$20,829,960
General Obligations - General Purpose - 6.3%
Commonwealth of Puerto Rico, “A”, 5.5%, 2018	$2,150,000	$2,405,721
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	2,535,000	2,805,206
State of California, 5%, 2019	1,700,000	2,009,706
State of California, 5%, 2034	2,200,000	2,295,502
State of California, 6%, 2039	3,000,000	3,443,550
State of California, 5.5%, 2040	3,670,000	4,016,485
State of California, 5.25%, 2040	2,775,000	2,991,200
		$19,967,370
General Obligations - Improvement - 0.3%
Guam Government, “A”, 6.75%, 2029	$85,000	$91,039
Guam Government, “A”, 5.25%, 2037	815,000	731,560
Guam Government, “A”, 7%, 2039	95,000	103,084
		$925,683
General Obligations - Schools - 6.0%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2029	$4,335,000	$1,964,839
Cabrillo, CA, Community College District, Capital Appreciation, “A”, NATL, 0%, 2028	1,000,000	442,300
Capistrano, CA, Union High School District, “A”, FGIC, 5.875%, 2020	1,185,000	1,188,377

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 2030	$1,090,000	$1,155,945
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2032	1,000,000	322,530
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2033	3,000,000	899,220
Glendale, CA, Community College District (Election 2002), “D”, NATL, 5%, 2031	1,710,000	1,833,958
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	500,000	156,880
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 2028	1,440,000	614,995
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 2029	3,385,000	1,421,802
Natomas Union School District (Election of 2002), “B”, FGIC, 5%, 2028	1,430,000	1,457,199
San Joaquin, CA, Delta Community College District (Election of 2004), “B”, Capital Appreciation, AGM, 0%, 2018	2,350,000	1,935,695
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 2021	4,300,000	3,056,827
San Ysidro, CA, School District, AMBAC, 6.125%, 2021	960,000	997,373
Santa Monica, CA, Community College District (Election of 2002), Capital Appreciation, “C”, NATL, 0%, 2027	2,000,000	934,520
Walnut Valley, CA, Union School District (Election of 2000), Capital Appreciation, “E”, AGM, 0%, 2028	1,535,000	698,671
		$19,081,131
Healthcare Revenue - Hospitals - 16.5%
ABAG Finance Authority for Non-Profit Corps, CA, Rev. (Sharp Healthcare), “A”, 5%, 2026	$1,090,000	$1,187,860
ABAG Finance Authority for Non-Profit Corps, CA, Rev. (Sharp Healthcare), “A”, 5%, 2028	500,000	536,900
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (San Diego Hospital), “C”, 5.375%, 2020	2,000,000	2,147,200
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 2029	1,500,000	1,731,735
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “G”, 5.25%, 2023	2,000,000	2,176,720
California Health Facilities Financing Authority Rev. (Cedars Sinai Medical Center), 5%, 2027	1,000,000	1,069,400

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 2029	$2,000,000	$2,267,760
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 2039	1,000,000	1,097,630
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2018 (c)	30,000	39,725
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2033	1,500,000	1,806,615
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2038	1,720,000	2,063,725
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2032	850,000	936,505
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2040	1,495,000	1,596,047
California Health Facilities Financing Authority Rev., Health Facilities (Adventist Health Systems), “A”, 5%, 2033	1,750,000	1,765,085
California Municipal Finance Authority, COP (Community Hospitals, Central California), 5.25%, 2037	2,000,000	2,008,300
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), 6%, 2033	1,250,000	1,427,688
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 2033	2,000,000	2,199,820
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 2023	1,000,000	1,089,350
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 2039	1,000,000	1,048,900
California Statewide Communities Development Authority Rev. (Los Angeles Children’s Hospital), 5.125%, 2019	4,000,000	4,004,040
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 2030	1,740,000	1,904,447
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 2041	2,550,000	2,735,589
California Statewide Communities Development Authority Rev., Health Facilities (Memorial Health Services), “A”, 6%, 2023	1,500,000	1,576,125
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 2036	3,000,000	3,116,790
Northern Inyo County, CA, Local Hospital District Rev., 6.375%, 2025	835,000	881,777
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	1,805,000	1,944,310
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 2041	1,000,000	1,157,150

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2041	$2,550,000	$2,617,269
Sierra View, CA, Local Health Care District Rev., 5.25%, 2037	1,000,000	1,010,860
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 2039	1,000,000	1,123,470
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	2,000,000	2,051,060
		$52,319,852
Healthcare Revenue - Long Term Care - 2.1%
ABAG Finance Authority for Non-Profit Corps., CA, (Episcopal Senior Communities), 6.125%, 2041	$850,000	$889,882
California Health Facilities Financing Authority Rev. (Paradise Valley Estates), CALHF, 5.125%, 2022	1,000,000	1,010,640
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	1,500,000	1,557,135
California Statewide Communities Development Authority Rev. (Senior Living Presbyterian Homes), 4.875%, 2036	1,000,000	886,670
Eden Township, CA, Healthcare District, COP, 6.125%, 2034	1,090,000	1,133,480
La Verne, CA, COP (Brethren Hillcrest Homes), “B”, 6.625%, 2025	1,000,000	1,023,420
		$6,501,227
Industrial Revenue - Other - 0.3%
California Enterprise Development Authority Sewer Facilities Rev. (Anheuser-Busch), 5.3%, 2047	$1,000,000	$1,001,870

Miscellaneous Revenue - Entertainment & Tourism - 0.2%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$750,000	$751,958

Miscellaneous Revenue - Other - 2.1%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$4,115,000	$4,313,343
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2033	1,340,000	1,408,420
San Diego County, CA, COP (Burnham Institute for Medical Research), 5%, 2034	1,000,000	1,001,360
		$6,723,123
Parking - 0.3%
San Francisco, CA, Union Square, NATL, 6%, 2020	$1,000,000	$1,023,020

Sales & Excise Tax Revenue - 2.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	$115,000	$126,543

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	$1,605,000	$1,532,791
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	9,165,000	711,662
Santa Clara Valley, CA, Transportation Authority, Sales Tax Rev., “B”, 5%, 2020	3,270,000	3,988,517
		$6,359,513
Single Family Housing Revenue - Local - 0.0%
California Rural Home Mortgage Finance Authority Rev., GNMA, 7.3%, 2031	$5,000	$5,249

Single Family Housing - State - 3.8%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2030	$1,760,000	$1,632,312
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	1,675,000	1,685,452
California Housing Finance Agency Rev. (Home Mortgage), “K”, 4.55%, 2021	4,470,000	4,383,237
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	3,240,000	3,244,536
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 2038	945,000	945,387
		$11,890,924
State & Agency - Other - 0.6%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 2018	$1,770,000	$1,982,241

State & Local Agencies - 6.0%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 2019 (c)	$605,000	$740,345
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 2026	2,000,000	2,346,960
California Public Works Board Lease Rev., Department of General Services, 6.25%, 2034	1,500,000	1,668,315
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 2020	1,565,000	1,568,959
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	2,320,000	1,536,768
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 2035	1,745,000	1,758,559
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,000,000	3,069,390
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,100,000	2,124,927
Los Angeles, CA, COP, Real Property Program, AMBAC, 5.3%, 2027	3,000,000	3,004,260
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 2040	1,000,000	1,029,390
		$18,847,873

Issuer	Shares/Par	Value ($)

Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$445,000	$462,075
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	145,000	152,012
		$614,087
Tax Assessment - 5.4%
Bay Area Governments Association, Tax Allocation, “A”, AMBAC, 5%, 2033	$3,700,000	$3,326,966
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 2027	3,350,000	3,359,146
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	1,750,000	1,806,000
Orange County, CA, Community Facilities District, Special Tax (Rancho Santa Margarita), “A”, 5.55%, 2017	1,000,000	1,002,070
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, XLCA, 5%, 2037	1,900,000	1,782,941
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “B”, AMBAC, 5.3%, 2020	1,250,000	1,254,200
San Diego, CA, Redevelopment Agency, Tax Allocation Rev. (Centre City), “A”, AMBAC, 5.25%, 2025	2,360,000	2,488,785
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 2032	1,000,000	1,072,610
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 2039	1,000,000	1,077,000
		$17,169,718
Tobacco - 3.0%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.75%, 2013 (c)(f)	$2,645,000	$2,842,105
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	1,840,000	1,940,869
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	3,405,000	2,599,547
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,800,000	2,023,704
		$9,406,225
Toll Roads - 0.2%
Foothill/Eastern Corridor Agency, CA, Toll Road Rev., NATL, 5.125%, 2019	$500,000	$500,125

Transportation - Special Tax - 0.5%
Commonwealth of Puerto Rico Highway & Transportation Authority, Highway Rev., “K”, 5%, 2014	$1,360,000	$1,452,983

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - 11.3%
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 2033	$1,500,000	$1,648,140
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 5%, 2042	1,000,000	1,014,280
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 2025	800,000	818,960
California Educational Facilities Authority Rev. (Dominican University), 5%, 2036	1,150,000	1,121,285
California Educational Facilities Authority Rev. (Lutheran University), “C”, 5%, 2029	2,500,000	2,571,275
California Educational Facilities Authority Rev. (Pitzer College), 6%, 2040	3,000,000	3,307,710
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2017	685,000	706,256
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,315,000	1,214,613
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	1,500,000	1,511,220
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2030	1,760,000	2,100,560
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 2029	1,265,000	1,378,635
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	2,000,000	2,163,560
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 2030	1,500,000	1,644,420
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	1,500,000	1,632,615
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 2028	2,125,000	2,373,136
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 2034	1,500,000	1,587,885
California State University Rev., “A”, 5%, 2024	2,130,000	2,480,279
California Statewide Communities, Notre Dame de Namur University, 6.625%, 2033	1,000,000	1,002,440
Oakland, CA, Joint Powers Financing Authority Rev., “A-1”, ASSD GTY, 5.25%, 2017	1,375,000	1,562,811
University of California Rev., “U”, 5%, 2017	3,430,000	4,085,850
		$35,925,930
Universities - Dormitories - 1.3%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$2,000,000	$1,957,480
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,000,000	2,126,840
		$4,084,320
Universities - Secondary Schools - 1.3%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	$1,300,000	$1,376,609

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - continued
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.1%, 2032	$850,000	$854,667
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 2047	1,785,000	1,795,299
		$4,026,575
Utilities - Investor Owned - 0.6%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	$2,000,000	$2,007,480

Utilities - Municipal Owned - 9.5%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 2019	$6,695,000	$8,136,902
California Department of Water Resources, Power Supply Rev., “M”, 4%, 2019	3,000,000	3,447,300
California Department of Water Resources, Power Supply Rev., “N”, 5%, 2020	1,175,000	1,438,588
California Infrastructure & Economic Development Bank Rev. (California Independent System Corp.), “A”, 6%, 2030	3,755,000	4,075,827
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 2025	1,015,000	1,145,356
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 2026	1,245,000	1,379,360
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 2019	3,410,000	4,186,628
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,740,000	1,801,039
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 2029	2,000,000	2,262,120
Vernon, CA, Electric System Rev., “A”, 5.5%, 2041	2,130,000	2,178,670
		$30,051,790
Utilities - Other - 2.3%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,750,000	$2,288,685
Long Beach, CA, Bond Financing Authority Natural Gas Purchase Rev., “A”, 5.25%, 2022	2,210,000	2,387,308
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 2033	2,565,000	2,588,572
		$7,264,565
Water & Sewer Utility Revenue - 8.6%
California Department of Water Resources, Center Valley Project Rev., 7%, 2012	$1,070,000	$1,118,278
California Department of Water Resources, Center Valley Project Rev., FGIC, 5%, 2012 (c)	20,000	20,635
California Department of Water Resources, Center Valley Project Rev., “A-J”, 5%, 2025	2,550,000	3,074,510
California Department of Water Resources, Center Valley Project Rev., ETM, 7%, 2012 (c)	20,000	20,885

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	$760,000	$746,282
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	400,000	390,284
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	680,000	703,338
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	525,000	521,640
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 2020	2,000,000	2,468,200
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	2,560,000	2,783,206
Ontario, CA, COP, Water Systems Improvement Project, NATL, 5%, 2034	2,000,000	2,036,340
Placerville, CA, Public Financing Authority Rev. (Wastewater Systems Refining & Improvement Project), XLCA, 5%, 2034	2,000,000	1,847,760
Sacramento, CA, Municipal Utility District, “X”, 5%, 2025	2,130,000	2,456,657

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 2028	$350,000	$391,678
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “B”, 5%, 2022	1,175,000	1,385,442
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5%, 2023	2,555,000	3,083,783
San Francisco, CA, City & County Public Utilities Commission, Water Rev., “A”, 5.25%, 2031	1,885,000	2,140,361
Southern California Metropolitan Water District Rev., “A”, 5%, 2028	1,875,000	2,115,694
		$27,304,973
Total Municipal Bonds (Identified Cost, $291,756,104)		$308,019,765

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	1,908,727	$1,908,727
Total Investments (Identified Cost, $293,664,831)		$309,928,492

Other Assets, Less Liabilities - 2.1%		6,609,212
Net Assets - 100.0%		$316,537,704

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	24	$3,306,000	June - 2012	$91,416
U.S. Treasury Note 10 yr (Short)	USD	18	2,330,719	June - 2012	25,672

					$117,088

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS

3/31/12

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.1%

Issuer	Shares/Par	Value ($)

Airport Revenue - 4.2%
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2029	$750,000	$785,333
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2034	750,000	784,328
Atlanta, GA, Airport Rev., “B”, AGM, 5.25%, 2033	1,000,000	1,045,500
Augusta, GA, Airport Rev., “B”, 5.35%, 2028	350,000	343,763
		$2,958,924
General Obligations - General Purpose - 9.6%
Atlanta & Fulton County, GA, Park Improvement, “A”, NATL, 5%, 2030	$500,000	$526,050
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	915,000	928,515
Gilmer County, GA, Building Authority Rev. (Courthouse Project), “A”, SYNCORA, 5%, 2029	500,000	518,965
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 2021	510,000	579,691
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 2038	500,000	543,620
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	245,000	247,869
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	265,000	283,788
State of California, 5.125%, 2033	305,000	320,467
State of California, 6%, 2039	420,000	482,097
State of Georgia, “C”, 5%, 2022	1,000,000	1,234,850
State of Georgia, “E”, 5%, 2016	1,000,000	1,172,520
		$6,838,432
General Obligations - Improvement - 0.5%
Guam Government, “A”, 6.75%, 2029	$185,000	$198,144
Guam Government, “A”, 5.25%, 2037	100,000	89,762
Guam Government, “A”, 7%, 2039	25,000	27,127
		$315,033
General Obligations - Schools - 4.4%
Commerce, GA, School District, 5%, 2022	$500,000	$606,655
Forsyth County, GA, School District, 5%, 2018	610,000	733,556
Gwinnett County, GA, School District, 5%, 2029	1,000,000	1,221,130
Jefferson, GA, School District, “A”, 5.25%, 2029	500,000	569,580
		$3,130,921
Healthcare Revenue - Hospitals - 15.2%
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	$750,000	$810,075
Chatham County, GA, Hospital Authority Rev., Hospital Improvement (Memorial Health University), “A”, 5.375%, 2026	200,000	200,558
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 2034	500,000	583,750

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	$500,000	$538,555
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 2039	750,000	808,935
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	350,000	368,043
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 2037	700,000	746,991
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.25%, 2034	500,000	512,240
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “B”, 5%, 2033	500,000	528,585
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 2038	300,000	331,818
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	65,000	72,834
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	200,000	223,460
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	45,000	50,427
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	210,000	233,938
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	160,000	179,435
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	200,000	225,356
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	135,000	152,863
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	110,000	113,136
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	45,000	52,145
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	40,000	44,284
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	130,000	142,718
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	180,000	189,083
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	355,000	390,017

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 2036	$750,000	$793,140
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 2030	500,000	527,105
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 2040	500,000	527,545
Valdosta & Lowndes County, GA, Hospital Authority (South Georgia Medical Center Project), 5.25%, 2027	500,000	517,475
Valdosta & Lowndes County, GA, Hospital Authority (South Georgia Medical Center Project), 5%, 2033	240,000	246,602
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	385,000	444,864
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	260,000	264,235
		$10,820,212
Healthcare Revenue - Long Term Care - 1.3%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	$150,000	$141,173
Gainesville & Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 2039	200,000	222,228
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	200,000	175,206
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 2021 (c)	500,000	399,760
		$938,367
Industrial Revenue - Environmental Services - 0.8%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 2016	$500,000	$565,370

Industrial Revenue - Other - 1.1%
Cartersville, GA, Development Authority Waste & Water Facilities Rev. (Anheuser-Busch Project), 5.95%, 2032	$750,000	$750,668

Industrial Revenue - Paper - 1.0%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	$150,000	$153,663
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 2017	500,000	574,075
		$727,738

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - 1.8%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$30,000	$33,247
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	285,000	315,099
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2042	750,000	790,065
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	295,000	116,198
		$1,254,609
Multi-Family Housing Revenue - 1.1%
Hinesville, GA, Leased Housing Corp., “A”, FHA, 6.7%, 2017	$795,000	$795,660

Sales & Excise Tax Revenue - 3.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$265,000	$297,770
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	170,000	185,703
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 2037 (f)	250,000	264,365
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	295,000	324,827
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	280,000	294,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	285,000	321,349
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	285,000	303,146
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	650,000	198,932
		$2,190,792
Single Family Housing Revenue - Local - 0.7%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 2040	$500,000	$518,220

Single Family Housing - State - 2.8%
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 5.375%, 2039	$680,000	$695,089
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “C-2”, 5.1%, 2022	750,000	754,005
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “D-2”, 5.2%, 2032	500,000	517,085
		$1,966,179
State & Agency - Other - 3.6%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 2040	$500,000	$530,095
Tift County, GA, Hospital Authority Rev., Anticipation Certificates, AMBAC, 5%, 2022	2,000,000	2,049,520
		$2,579,615

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - 2.2%
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 2038	$1,000,000	$1,082,000
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	115,000	128,134
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	320,000	365,616
		$1,575,750
Tax - Other - 0.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$75,000	$77,878
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	25,000	26,209
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	50,000	51,287
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	50,000	52,351
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	190,000	194,756
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	180,000	194,515
		$596,996
Tax Assessment - 0.4%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	$150,000	$151,488
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	125,000	122,414
		$273,902
Tobacco - 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$90,000	$71,540
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	235,000	264,206
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	230,000	173,560
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	210,000	228,247
		$737,553
Transportation - Special Tax - 0.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$185,000	$212,622

Universities - Colleges - 16.9%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 2035	$500,000	$530,375
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Capital Appreciation, 0%, 2024	250,000	256,485
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Capital Appreciation, 0%, 2031	250,000	246,778

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 2034	$500,000	$549,310
Atlanta, GA, Development Authority Educational Facilities Rev. (Panther Place), ASSD GTY, 4.75%, 2032	500,000	525,595
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2032	500,000	527,515
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2039	500,000	520,045
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 2038	500,000	522,385
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 2039	1,000,000	1,122,820
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 2035	750,000	784,605
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia MBA LLC), ASSD GTY, 4.75%, 2040	500,000	516,145
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 2034	500,000	538,600
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 2034	500,000	560,295
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 2032	500,000	535,580
Fulton County, GA, Development Authority Rev. (Molecular Science Building), NATL, 5%, 2034	1,000,000	1,027,720
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 2032	250,000	258,823
Georgia Higher Education Facilities Authority Rev. (Real Estate Foundation), 6%, 2034	300,000	326,274
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	430,000	467,930
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	100,000	102,658
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	275,000	331,276
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	65,000	73,159
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 2024	500,000	569,150
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 2039	500,000	530,575
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 2035	500,000	544,650
		$11,968,748

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Dormitories - 0.6%
Georgia Private College & University Authority Rev. (Mercer Housing Corp.), “A”, 6%, 2021	$450,000	$450,756

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$160,000	$186,117

Utilities - Municipal Owned - 2.8%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 2020	$1,250,000	$1,481,462
Guam Power Authority Rev., “A”, 5.5%, 2030	160,000	164,366
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	100,000	115,680
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	190,000	196,665
		$1,958,173
Utilities - Other - 2.6%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	$910,000	$1,032,814
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 2019	250,000	267,217
Tennessee Energy Acquisition Corp. Gas Rev., “A”, 5.25%, 2020	250,000	277,772
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	225,000	249,718
		$1,827,521
Water & Sewer Utility Revenue - 16.0%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev., 5.625%, 2033	$500,000	$566,175
Augusta, GA, Water & Sewer Rev., AGM, 5.25%, 2034	1,000,000	1,084,200

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 2021	$385,000	$474,328
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 2028	800,000	915,160
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	165,000	162,022
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	1,048,050
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	1,000,000	1,121,410
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 2025	1,000,000	1,229,370
Fulton County, GA, Water & Sewer Rev., 5%, 2023	1,000,000	1,188,270
Fulton County, GA, Water & Sewer Rev., ETM, FGIC, 6.375%, 2014 (c)	965,000	1,032,309
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	60,000	59,616
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2027	1,000,000	1,248,520
Henry County, GA, Water & Sewer Authority Rev., 5.25%, 2028	1,000,000	1,250,110
		$11,379,540
Total Municipal Bonds (Identified Cost, $63,299,441)		$67,518,418

Money Market Funds - 4.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	3,210,147	$3,210,147
Total Investments (Identified Cost, $66,509,588)		$70,728,565

Other Assets, Less Liabilities - 0.4%		315,892
Net Assets - 100.0%		$71,044,457

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	4	$551,000	June - 2012	$15,236
U.S. Treasury Note 10 yr (Short)	USD	7	906,931	June - 2012	9,984

					$25,220

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS

3/31/12

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 0.7%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 2039	$750,000	$808,027

General Obligations - General Purpose - 15.6%
Baltimore County, MD, Public Improvement, 5%, 2028	$2,000,000	$2,369,920
Baltimore, MD, Public Improvement, “A”, AGM, 5%, 2027	1,050,000	1,188,989
Calvert County, MD, Public Improvements, 5%, 2020	1,475,000	1,830,741
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	260,000	265,990
Commonwealth of Puerto Rico, “A”, 6%, 2038	415,000	445,017
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	1,455,000	1,476,490
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,500,000	1,669,815
State of California, 6%, 2039	720,000	826,452
State of Maryland, 5%, 2020	3,500,000	4,134,445
State of Maryland, “B”, 5%, 2017	500,000	600,865
State of Maryland, “C”, 5%, 2019 (f)	2,000,000	2,480,040
		$17,288,764
General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$70,000	$74,974
Guam Government, “A”, 7%, 2039	80,000	86,807
		$161,781
Healthcare Revenue - Hospitals - 21.6%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$590,000	$620,415
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	345,000	385,469
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	370,000	416,909
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	575,000	651,084
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	640,000	659,059
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	165,000	169,704
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.75%, 2025	500,000	511,335
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), 5%, 2040	1,000,000	1,039,310

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 2039	$1,000,000	$1,190,730
Maryland Health & Higher Educational Facilities Authority Rev. (Calvert Health Systems), 5.5%, 2039	1,000,000	1,036,140
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll County General Hospital), 6%, 2037	1,000,000	1,003,830
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 2029	750,000	758,558
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Memorial Hospital), 5.125%, 2035	1,000,000	1,000,240
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 2026	250,000	284,897
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), “A”, 5%, 2037	750,000	777,952
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), ASSD GTY, 4.75%, 2038	965,000	976,088
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 4.75%, 2039	590,000	591,587
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 2038	1,000,000	1,131,800
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033	635,000	669,455
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	750,000	769,125
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 2036	1,000,000	1,024,860
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 2016	1,000,000	1,097,850
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5.625%, 2032	1,000,000	1,010,400
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5%, 2035	500,000	511,365
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 2031	1,000,000	1,050,750
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 2041	500,000	517,525

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 2038	$500,000	$517,715
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 11.141%, 2022 (p)	1,200,000	1,527,744
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	65,000	71,961
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 2040	1,000,000	1,084,420
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	480,000	526,958
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	415,000	466,618
		$24,051,853
Healthcare Revenue - Long Term Care - 1.8%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligations Group), “A”, 5.125%, 2036	$400,000	$385,344
Howard County, MD, Retirement Rev. (Vantage House Facilities), “B”, 5.25%, 2037	300,000	235,791
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	750,000	820,665
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 2037	300,000	243,993
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Ridge), “A”, 6%, 2013 (c)	150,000	159,861
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	55,000	61,615
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	85,000	93,971
		$2,001,240
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2019	$190,000	$200,123
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2029	565,000	571,418
		$771,541
Industrial Revenue - Other - 0.5%
Maryland Economic Development Corp., Pollution Control Rev. (CNX Marine Terminals, Inc.), 5.75%, 2025	$500,000	$525,495

Miscellaneous Revenue - Other - 1.5%
Harford County, MD, Economic Development Rev. (Battelle Memorial Institute Project), 5.25%, 2034	$1,600,000	$1,628,704

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - 4.6%
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.05%, 2047	$1,000,000	$1,002,960
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FNMA, 5%, 2039	500,000	503,520
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FHA, 4.45%, 2040	1,500,000	1,533,165
Maryland Community Development Administration, Department of Housing & Community Development, “D”, 5%, 2032	1,000,000	1,003,390
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 2037	1,000,000	1,055,610
		$5,098,645
Parking - 2.2%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 2034	$1,385,000	$1,392,174
Maryland Transportation Authority Rev. (Baltimore/Washington International Airport), “A”, AMBAC, 5%, 2027	1,000,000	1,010,890
		$2,403,064
Port Revenue - 0.5%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	$550,000	$580,333

Sales & Excise Tax Revenue - 3.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$435,000	$469,361
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	260,000	284,016
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	510,000	561,566
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	5,000	6,406
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	515,000	566,691
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,060,000	1,134,242
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	475,000	503,291
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	435,000	470,961
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,100,000	336,655
		$4,333,189

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing Revenue - Local - 0.0%
Prince George’s County, MD, Housing Single Family Collateral, “A”, GNMA, 5.6%, 2034	$20,000	$20,209

Single Family Housing - State - 3.5%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 2034	$1,500,000	$1,541,295
Maryland Community Development Administration, Department of Housing & Community Development, 5.65%, 2048	195,000	204,920
Maryland Community Development Administration, Department of Housing & Community Development , “B”, 4.75%, 2019	215,000	215,864
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 2016	410,000	410,328
Maryland Community Development Administration, Department of Housing & Community Development, “I”, 6%, 2041	370,000	378,569
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 2026	1,000,000	1,002,320
Puerto Rico Housing Finance Authority, Home Mortgage Rev., Mortgage Backed Securities, “A”, 4.75%, 2023	135,000	135,961
		$3,889,257
State & Agency - Other - 3.0%
Howard County, MD, COP, “A”, 8%, 2019	$805,000	$1,156,680
Howard County, MD, COP, “B”, 8%, 2019	385,000	553,195
Howard County, MD, COP, ”C”, 8%, 2019	680,000	977,072
Howard County, MD, COP, “B”, 8.15%, 2021	450,000	668,664
		$3,355,611
State & Local Agencies - 3.8%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	$370,000	$408,103
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	180,000	200,558
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 2020	1,690,000	1,908,568
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 2030	1,500,000	1,755,945
		$4,273,174
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$325,000	$337,470
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	45,000	47,176
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	520,000	533,016
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	285,000	307,982
		$1,225,644

Issuer	Shares/Par	Value ($)

Tax Assessment - 4.0%
Anne Arundel County, MD, Special Obligation (Arundel Mills Project), 5.125%, 2029	$1,000,000	$1,074,530
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	350,000	360,273
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	300,000	307,923
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	400,000	422,732
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 2036	244,000	191,855
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 2040	1,500,000	1,565,775
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	500,000	479,850
		$4,402,938
Tobacco - 1.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$127,182
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	215,000	241,720
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	525,000	396,170
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	335,000	364,108
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	145,000	141,675
		$1,270,855
Transportation - Special Tax - 2.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,365,000	$1,517,948
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	515,000	576,728
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	485,000	533,374
		$2,628,050
Universities - Colleges - 12.2%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 2018	$150,000	$150,576
Anne Arundel County, MD, Economic Development (Community College Project), 5.25%, 2028	1,600,000	1,643,104
Frederick County, MD, Educational Facilities Rev. (Mount St. Mary’s College), 5%, 2030	1,000,000	937,030
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	290,000	310,349
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), 5.375%, 2025	500,000	520,015

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 2032	$2,000,000	$2,016,820
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola College), “A”, 5.125%, 2045	1,600,000	1,647,600
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 2030	750,000	764,887
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 2035	1,000,000	1,049,360
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 2023	580,000	615,856
Morgan State University, MD, Academic, NATL, 6.05%, 2015	1,235,000	1,335,924
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	480,000	578,227
Westminster, MD, Educational Facilities Rev. (McDaniel College, Inc.), 5%, 2031	1,000,000	1,006,870
Westminster, MD, Educational Facilities Rev. (McDaniel College, Inc.), 5.5%, 2012 (c)	1,000,000	1,025,930
		$13,602,548
Universities - Dormitories - 1.7%
Maryland Economic Development Corp., Collegiate Housing Rev. (Salisbury University), “A”, 6%, 2019	$900,000	$901,701
Maryland Economic Development Corp., Collegiate Housing Rev. (Towson University), “A”, 5.75%, 2029	1,000,000	1,000,230
		$1,901,931
Universities - Secondary Schools - 0.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$265,000	$306,963
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	500,000	200,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	400,000	408,396
		$915,359

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	$500,000	$604,000
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	275,000	319,888
		$923,888
Utilities - Municipal Owned - 1.4%
Guam Power Authority Rev., AMBAC, 5.25%, 2015	$1,360,000	$1,361,836
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	185,000	214,008
		$1,575,844
Utilities - Other - 1.1%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$400,000	$443,944
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	195,000	216,858
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	100,000	110,284
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	140,000	153,744
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	235,000	251,415
		$1,176,245
Water & Sewer Utility Revenue - 6.8%
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.64%, 2020 (p)	$3,000,000	$4,129,920
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 2020	2,000,000	2,376,640
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	1,048,050
		$7,554,610
Total Municipal Bonds (Identified Cost, $101,379,759)		$108,368,799

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,918,509	$2,918,509
Total Investments (Identified Cost, $104,298,268)		$111,287,308

Other Assets, Less Liabilities - (0.1)%		(142,746)
Net Assets - 100.0%		$111,144,562

33

Portfolio of Investments – continued

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	7	$964,250	June - 2012	$26,663
U.S. Treasury Note 10 yr (Short)	USD	6	776,906	June - 2012	8,557

					$35,220

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS

3/31/12

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 13.1%
Boston, MA, “B”, 4%, 2019	$2,000,000	$2,326,380
Boston, MA, “B”, 4%, 2021	1,870,000	2,176,381
Cambridge, MA, Municipal Purpose Loan, 4%, 2019	2,710,000	3,146,446
Commonwealth of Massachusetts, “A”, 5%, 2022	2,000,000	2,427,320
Commonwealth of Massachusetts, “B”, 5.25%, 2023	1,000,000	1,259,600
Commonwealth of Massachusetts, “B”, 5.25%, 2028	2,225,000	2,811,154
Commonwealth of Massachusetts, “C”, NATL, 5.5%, 2019	4,000,000	5,057,520
Commonwealth of Massachusetts, “C”, AGM, 5.25%, 2024	2,300,000	2,689,666
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 2032	4,815,000	5,292,937
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	1,035,000	1,145,321
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	3,875,000	3,932,234
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,650,000	1,836,797
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	925,000	935,832
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	605,000	697,559
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	1,145,000	1,226,181
State of California, 6%, 2039	1,555,000	1,784,907
		$38,746,235
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$685,000	$733,669
Guam Government, “A”, 5.25%, 2037	395,000	354,560
Guam Government, “A”, 7%, 2039	75,000	81,382
		$1,169,611
Healthcare Revenue - Hospitals - 13.9%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$1,315,000	$1,382,788
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	410,000	425,773
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	235,000	263,341
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	935,000	1,041,581

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	$690,000	$773,814
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	745,000	839,451
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	520,000	588,806
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,180,000	1,215,140
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 2032	1,000,000	1,175,480
Massachusetts Development Finance Agency Rev. (UMass Memorial Medical Center, Inc.), “H”, 5.5%, 2031	1,000,000	1,071,730
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 2036	500,000	541,755
Massachusetts Health & Educational Facilities Authority Rev. (Berkshire Health Systems), “E”, 6.25%, 2031	730,000	737,629
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 2038	2,000,000	2,059,540
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “B”, 6.25%, 2012 (c)	20,000	20,491
Massachusetts Health & Educational Facilities Authority Rev. (Catholic Health East Issue), 5.5%, 2012 (c)	1,575,000	1,626,487
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 2039	1,500,000	1,624,605
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 2039	1,000,000	1,101,520
Massachusetts Health & Educational Facilities Authority Rev. (Healthcare Systems), 6.5%, 2017	60,000	60,825
Massachusetts Health & Educational Facilities Authority Rev. (Healthcare Systems), 6%, 2031	790,000	800,428
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	1,330,000	1,330,545
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 2037	1,550,000	1,606,265
Massachusetts Health & Educational Facilities Authority Rev. (Lowell General Hospital), “C”, 5.125%, 2035	1,600,000	1,607,888

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Eye & Ear Infirmary), “C”, 5.375%, 2035	$1,500,000	$1,545,660
Massachusetts Health & Educational Facilities Authority Rev. (Milford-Whitinsville Hospital), “C”, 5.25%, 2018	1,500,000	1,500,120
Massachusetts Health & Educational Facilities Authority Rev. (New England Medical Center Hospital), “H”, FGIC, 5.375%, 2012 (c)	815,000	819,751
Massachusetts Health & Educational Facilities Authority Rev. (New England), “H”, FGIC, 5%, 2012 (c)	45,000	45,243
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare Systems), “G”, 5%, 2032	2,000,000	2,148,380
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J-1”, 5%, 2039	2,000,000	2,134,920
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare), “J1”, 5%, 2034	1,375,000	1,482,140
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 2019	740,000	741,347
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2029	1,000,000	1,054,550
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2039	1,000,000	1,038,050
Massachusetts Health & Educational Facilities Authority Rev. (Winchester Hospital), 5.25%, 2038	2,000,000	2,059,140
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	430,000	498,275
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	655,000	688,051
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	37,151
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	187,386
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	437,909
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,355,000	1,565,689
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	915,000	929,905
		$40,809,549
Healthcare Revenue - Long Term Care - 0.9%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	$500,000	$502,955

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 2030	$525,000	$550,048
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2039	352,582	269,179
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 2046	18,820	12,504
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 2056	93,608	1,034
Massachusetts Development Finance Agency Rev. (Loomis Communities, Inc.), “A”, 6.9%, 2032	530,000	540,992
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	500,000	499,920
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	20,000	22,308
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	130,000	144,593
		$2,543,533
Healthcare Revenue - Other - 0.7%
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 2037	$2,000,000	$2,108,620

Human Services - 0.4%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 2035	$1,200,000	$1,199,892

Industrial Revenue - Airlines - 0.6%
Massachusetts Port Authority Rev., Special Facilities (U.S. Airways), NATL, 5.875%, 2016	$1,900,000	$1,901,007

Industrial Revenue - Environmental Services - 0.3%
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), FRN, 5.5%, 2027 (b)	$750,000	$811,058

Industrial Revenue - Other - 1.3%
Massachusetts Development Finance Agency Rev., Resource Recovery (Fluor Corp.), 5.625%, 2019	$1,675,000	$1,677,714
Massachusetts Industrial Finance Agency Rev. (Welch Foods, Inc.), 5.6%, 2017	2,100,000	2,106,069
		$3,783,783
Miscellaneous Revenue - Other - 5.1%
Martha’s Vineyard, MA, Land Bank Rev., AMBAC, 5%, 2029	$785,000	$817,146
Massachusetts Development Finance Agency Rev., 5.5%, 2020	1,205,000	1,446,229
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 2034	1,500,000	1,675,395

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2030	$3,500,000	$3,944,955
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2040	1,700,000	1,863,251
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 2024	2,000,000	2,092,640
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	3,000,000	3,182,220
		$15,021,836
Multi-Family Housing Revenue - 5.2%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 2024	$1,185,000	$1,202,218
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 2023	2,500,000	2,531,475
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2035	1,000,000	1,049,290
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2048	1,000,000	1,010,350
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 2049	1,680,000	1,730,282
Massachusetts Housing Finance Agency Rev., “F”, 5.125%, 2034	720,000	723,377
Massachusetts Housing Finance Agency Rev., “P”, 5%, 2023	1,240,000	1,250,193
Massachusetts Housing Finance Agency Rev., “P”, 5.2%, 2045	1,445,000	1,447,789
Massachusetts Housing Finance Agency, “B”, 5.25%, 2030	1,700,000	1,746,410
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, 4.75%, 2030	1,425,000	1,486,973
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, 4.875%, 2032	1,190,000	1,248,631
		$15,426,988
Parking - 1.1%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$3,000,000	$3,265,380

Port Revenue - 1.3%
Massachusetts Port Authority Rev., “A”, NATL, 5%, 2033	$1,265,000	$1,288,871
Massachusetts Port Authority Rev., “B”, 5%, 2040	2,000,000	2,163,940
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	235,000	256,961
		$3,709,772
Sales & Excise Tax Revenue - 8.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$985,000	$1,062,805

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	$1,590,000	$1,955,923
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	2,045,000	2,443,059
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,850,000	2,282,678
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2032	1,945,000	2,384,337
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 2034	4,000,000	1,430,960
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 2032	2,000,000	2,130,280
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 2035	950,000	994,166
Massachusetts School Building Authority, Sales Tax Rev., “B”, 5%, 2032	3,000,000	3,400,980
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,050,000	1,156,166
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	10,000	12,813
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,040,000	1,144,385
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	705,000	754,378
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	1,070,000	1,206,468
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	1,060,000	1,127,490
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	1,175,000	1,122,137
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	8,490,000	659,249
		$25,268,274
Single Family Housing Revenue - Local - 0.3%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “157”, 4.35%, 2027	$1,000,000	$1,002,300

Single Family Housing - State - 2.2%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “102”, 5%, 2029	$1,500,000	$1,502,505
Massachusetts Housing Finance Agency, Single Family Housing Rev., “122”, 4.85%, 2031	1,625,000	1,644,338
Massachusetts Housing Finance Agency, Single Family Housing Rev., “128”, AGM, 4.875%, 2038	1,095,000	1,110,637
Massachusetts Housing Finance Agency, Single Family Housing Rev., “138”, 5.35%, 2033	2,000,000	2,103,600
		$6,361,080
Solid Waste Revenue - 0.7%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 6.7%, 2014	$70,000	$70,118

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Solid Waste Revenue - continued
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	$1,925,000	$1,930,101
		$2,000,219
State & Agency - Other - 0.5%
Massachusetts Development Finance Agency Rev. (Visual & Performing Arts Project), 6%, 2015	$1,235,000	$1,416,730

State & Local Agencies - 3.7%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	$1,370,000	$907,488
Massachusetts College Building Authority Project Rev., “A”, SYNCORA, 5%, 2043	2,110,000	2,217,294
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 2022	8,310,000	5,940,237
Massachusetts State College, Building Authority Project Rev., “A”, 5.5%, 2049	1,680,000	1,829,570
		$10,894,589
Student Loan Revenue - 4.6%
Massachusetts Educational Financing Authority, “J”, 5.625%, 2029	$2,000,000	$2,162,160
Massachusetts Educational Financing Authority, Education Loan Rev., “E”, AMBAC, 5%, 2015	90,000	90,196
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	1,960,000	2,140,477
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 2028	1,290,000	1,440,208
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	3,000,000	3,414,540
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 2026	1,805,000	1,955,663
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 2027	860,000	930,451
Massachusetts Educational Financing Authority, Education Loan Rev., “Issue E”, AMBAC, 5.3%, 2016	1,360,000	1,362,856
		$13,496,551
Tax - Other - 1.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$260,000	$269,976
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	85,000	89,111
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 2023	1,585,000	1,880,761
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	600,000	670,620
		$2,910,468
Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$315,000	$250,390

Issuer	Shares/Par	Value ($)

Tobacco - continued
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	$400,000	$393,880
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	440,000	335,918
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,335,000	1,500,914
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	960,000	724,426
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	945,000	1,027,111
		$4,232,639
Toll Roads - 1.5%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2015	$1,500,000	$1,649,400
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2032	2,600,000	2,805,608
		$4,455,008
Transportation - Special Tax - 1.0%
Massachusetts Bay Transportation Authority, Sales Tax Rev., “C”, 5.5%, 2016	$2,325,000	$2,765,867
Massachusetts Bay Transportation Authority, Sales Tax Rev., ETM, “C”, 5.5%, 2016 (c)	200,000	238,570
		$3,004,437
Universities - Colleges - 19.0%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$2,005,000	$2,183,505
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 2023	1,750,000	1,858,185
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 2024	3,950,000	4,633,034
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 2029	2,165,000	2,356,538
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	2,000,000	1,988,860
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.7%, 2034	1,000,000	1,027,510
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 2038	2,000,000	2,063,120
Massachusetts Development Finance Agency Rev. (Pharmacy & Allied Health Sciences), 5.75%, 2013 (c)	1,000,000	1,078,110
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	2,250,000	2,463,458
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 2040	1,000,000	1,048,890
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 2037	2,000,000	2,145,080

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Western New England College), 6.125%, 2012 (c)	$1,115,000	$1,166,357
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 2037	1,500,000	1,525,005
Massachusetts Health & Educational Facilities Authority Rev., 5%, 2037	2,000,000	2,068,820
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 2027	905,000	967,626
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	1,735,000	2,213,669
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (f)	1,500,000	1,790,865
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 2039	1,000,000	1,061,070
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 2038	750,000	838,425
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	1,000,000	1,303,800
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 2035	1,500,000	1,607,100
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 5%, 2030	1,500,000	1,654,545
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 5%, 2031	1,250,000	1,371,975
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	500,000	586,825
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 4.75%, 2026	750,000	826,613
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 2027	250,000	275,845
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2028	640,000	706,938
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2029	300,000	329,355
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	2,000,000	2,273,620
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	500,000	530,585
Massachusetts Health & Higher Educational Facilities Authority Rev. (Williams College), “H”, 5%, 2028	1,000,000	1,038,710
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2029	2,000,000	2,311,640

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	$1,000,000	$1,118,300
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	295,000	332,031
University of Massachusetts Building Authority Project Rev., 5%, 2034	1,000,000	1,088,680
University of Massachusetts Building Authority Project Rev., “1”, 5%, 2019	3,000,000	3,653,190
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	250,000	265,025
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	250,000	264,175
		$56,017,079
Universities - Secondary Schools - 3.0%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$665,000	$770,303
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 2031	1,080,000	1,099,483
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 2036	1,000,000	1,007,120
Massachusetts Development Finance Agency Rev. (Dexter School), 4.75%, 2032	1,130,000	1,154,996
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 2037	2,000,000	2,033,060
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 2030	1,000,000	1,059,970
Massachusetts Development Finance Agency Rev. (Middlesex School), 5.125%, 2023	500,000	510,365
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 2028	1,000,000	1,133,330
		$8,768,627
Utilities - Investor Owned - 0.4%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	$1,000,000	$1,173,410

Utilities - Municipal Owned - 0.2%
Guam Power Authority Rev., “A”, 5.5%, 2030	$590,000	$606,101

Utilities - Other - 0.9%
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	$645,000	$633,068
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	805,000	893,437
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	405,000	450,396
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	210,000	231,596
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	480,000	513,528
		$2,722,025

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 4.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	$705,000	$692,264
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	380,000	370,770
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	655,000	677,480
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	2,000,000	2,116,900
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,155,000	1,255,728
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	305,000	303,048
Massachusetts Water Pollution Abatement Trust, 5.25%, 2027	1,280,000	1,628,058
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	2,000,000	2,529,720
Massachusetts Water Pollution Abatement Trust Rev., Unrefunded Balance, “5”, 5.75%, 2017	25,000	25,085
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2029	160,000	171,035
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2034	145,000	155,104

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Massachusetts Water Pollution Abatement Trust, “A”, 5%, 2032	$75,000	$75,509
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 2029	595,000	733,772
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 2031	1,625,000	2,001,106
Massachusetts Water Resources Authority, General Rev., “B”, 5%, 2034	655,000	723,310
Massachusetts Water Resources Authority, General Rev., “J”, AGM, 5%, 2023	500,000	507,840
		$13,966,729
Total Municipal Bonds (Identified Cost, $266,846,194)		$288,793,530

Mutual Funds - 2.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	$6,347,027	$6,347,027
Total Investments (Identified Cost, $273,193,221)		$295,140,557

Other Assets, Less Liabilities - (0.2)%		(608,231)
Net Assets - 100.0%		$294,532,326

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	20	$2,755,000	June - 2012	$76,180
U.S. Treasury Note 10 yr (Short)	USD	10	1,294,844	June - 2012	14,262

					$90,442

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Portfolio Footnotes:

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $751,958, representing 0.2% of net assets for the California Fund.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

40

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	LEVRRS	Leveraged Reverse Rate Security
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Construction Loan Insurance
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.
XLCA	XL Capital Insurance Co.

See Notes to Financial Statements

41

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/12

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$64,554,092	$209,392,357	$291,756,104
Underlying affiliated funds, at cost and net asset value	2,200,178	6,384,699	1,908,727
Total investments, at identified cost	$66,754,270	$215,777,056	$293,664,831
Unrealized appreciation (depreciation)	4,236,708	10,062,925	16,263,661
Total investments, at value	$70,990,978	$225,839,981	$309,928,492
Receivables for
Daily variation margin on open futures contracts	7,734	—	34,593
Investments sold	60,000	131,576	3,651,927
Fund shares sold	14,898	624,854	289,638
Interest	844,749	2,861,639	4,264,358
Other assets	750	1,851	2,626
Total assets	$71,919,109	$229,459,901	$318,171,634

Liabilities
Payables for
Distributions	$84,114	$207,959	$342,533
Investments purchased	—	6,569,384	—
Fund shares reacquired	32,603	65,471	1,098,487
Payable to affiliates
Investment adviser	2,007	8,557	12,172
Shareholder servicing costs	17,311	40,398	83,395
Distribution and service fees	1,580	4,822	7,144
Payable for independent Trustees’ compensation	5,385	5,202	12,666
Accrued expenses and other liabilities	63,291	73,505	77,533
Total liabilities	$206,291	$6,975,298	$1,633,930
Net assets	$71,712,818	$222,484,603	$316,537,704

Net assets consist of
Paid-in capital	$68,221,896	$212,384,983	$308,964,420
Unrealized appreciation (depreciation) on investments	4,262,884	10,062,925	16,380,749
Accumulated net realized gain (loss) on investments	(800,651)	36,746	(8,955,510)
Accumulated undistributed (distributions in excess of) net investment income	28,689	(51)	148,045
Net assets	$71,712,818	$222,484,603	$316,537,704

42

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$69,886,918	$213,735,510	$277,271,212
Class B	1,825,900	8,749,093	5,640,202
Class C	—	—	33,626,290
Total net assets	$71,712,818	$222,484,603	$316,537,704

Shares of beneficial interest outstanding
Class A	6,654,735	21,014,605	47,457,666
Class B	173,849	859,410	965,145
Class C	—	—	5,735,872
Total shares of beneficial interest outstanding	6,828,584	21,874,015	54,158,683

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.50	$10.17	$5.84
Offering price per share (100 / 95.25 × net asset value per share)	$11.02	$10.68	$6.13

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.50	$10.18	$5.84

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$5.86

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

43

Statements of Assets and Liabilities – continued

At 3/31/12	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$63,299,441	$101,379,759	$266,846,194
Underlying affiliated funds, at cost and net asset value	3,210,147	2,918,509	6,347,027
Total investments, at identified cost	$66,509,588	$104,298,268	$273,193,221
Unrealized appreciation (depreciation)	4,218,977	6,989,040	21,947,336
Total investments, at value	$70,728,565	$111,287,308	$295,140,557
Receivables for
Daily variation margin on open futures contracts	7,453	10,406	26,718
Investments sold	—	20,000	—
Fund shares sold	577,530	278,505	351,875
Interest	875,066	1,449,303	3,782,307
Other assets	723	1,107	2,516
Total assets	$72,189,337	$113,046,629	$299,303,973

Liabilities
Payables for
Distributions	$85,662	$132,663	$517,353
Investments purchased	932,861	1,483,402	3,950,640
Fund shares reacquired	34,691	179,740	150,659
Payable to affiliates
Investment adviser	3,494	4,314	11,312
Shareholder servicing costs	15,561	24,812	48,396
Distribution and service fees	1,563	2,483	6,363
Payable for independent Trustees’ compensation	6,048	8,732	8,694
Accrued expenses and other liabilities	65,000	65,921	78,230
Total liabilities	$1,144,880	$1,902,067	$4,771,647
Net assets	$71,044,457	$111,144,562	$294,532,326

Net assets consist of
Paid-in capital	$67,300,151	$104,859,817	$273,653,038
Unrealized appreciation (depreciation) on investments	4,244,197	7,024,260	22,037,778
Accumulated net realized gain (loss) on investments	(510,764)	(836,225)	(1,248,802)
Undistributed net investment income	10,873	96,710	90,312
Net assets	$71,044,457	$111,144,562	$294,532,326

44

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund

Net assets
Class A	$69,092,529	$107,738,394	$289,089,814
Class B	1,951,928	3,406,168	5,442,512
Total net assets	$71,044,457	$111,144,562	$294,532,326

Shares of beneficial interest outstanding
Class A	6,306,777	9,502,209	25,280,141
Class B	177,516	300,537	475,121
Total shares of beneficial interest outstanding	6,484,293	9,802,746	25,755,262

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.96	$11.34	$11.44
Offering price per share (100 / 95.25 × net asset value per share)	$11.51	$11.91	$12.01

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.00	$11.33	$11.46

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

45

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/12

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$3,527,202	$9,278,949	$15,412,732
Dividends from underlying affiliated funds	1,346	6,746	8,340
Total investment income	$3,528,548	$9,285,695	$15,421,072
Expenses
Management fee	$321,700	$915,036	$1,399,364
Distribution and service fees	196,932	569,492	1,062,775
Shareholder servicing costs	44,094	114,152	201,759
Administrative services fee	20,721	40,386	56,368
Independent Trustees’ compensation	3,702	6,755	11,749
Custodian fee	24,820	42,268	55,361
Shareholder communications	6,558	12,344	16,317
Audit and tax fees	46,817	46,817	46,817
Legal fees	4,291	4,827	9,773
Registration fees	28,405	36,641	44,418
Miscellaneous	24,745	33,784	39,575
Total expenses	$722,785	$1,822,502	$2,944,276
Reduction of expenses by investment adviser and distributor	(40,459)	(303,603)	(418,896)
Net expenses	$682,326	$1,518,899	$2,525,380
Net investment income	$2,846,222	$7,766,796	$12,895,692

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$125,591	$90,348	$(2,404,725)
Futures contracts	(415,593)	(387,495)	(1,891,092)
Net realized gain (loss) on investments	$(290,002)	$(297,147)	$(4,295,817)
Change in unrealized appreciation (depreciation)
Investments	$5,706,250	$13,856,161	$38,360,693
Futures contracts	31,378	6,708	141,561
Net unrealized gain (loss) on investments	$5,737,628	$13,862,869	$38,502,254
Net realized and unrealized gain (loss) on investments	$5,447,626	$13,565,722	$34,206,437
Change in net assets from operations	$8,293,848	$21,332,518	$47,102,129

See Notes to Financial Statements

46

Statements of Operations – continued

Year ended 3/31/12	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$3,113,713	$5,466,119	$13,845,161
Dividends from underlying affiliated funds	1,905	1,517	5,475
Total investment income	$3,115,618	$5,467,636	$13,850,636
Expenses
Management fee	$290,187	$482,654	$1,278,144
Distribution and service fees	176,078	294,272	755,806
Shareholder servicing costs	43,019	74,121	161,178
Administrative services fee	19,693	26,050	52,374
Independent Trustees’ compensation	3,631	6,134	11,600
Custodian fee	27,624	31,705	55,895
Shareholder communications	6,500	9,200	17,474
Audit and tax fees	46,817	46,817	46,817
Legal fees	4,970	6,944	4,326
Registration fees	28,572	30,472	31,988
Miscellaneous	27,281	27,443	39,429
Total expenses	$674,372	$1,035,812	$2,455,031
Fees paid indirectly	—	(1)	—
Reduction of expenses by investment adviser	(47,572)	(425)	(1,125)
Net expenses	$626,800	$1,035,386	$2,453,906
Net investment income	$2,488,818	$4,432,250	$11,396,730

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$136,171	$25,136	$230,099
Futures contracts	(329,081)	(574,972)	(1,462,030)
Net realized gain (loss) on investments	$(192,910)	$(549,836)	$(1,231,931)
Change in unrealized appreciation (depreciation)
Investments	$5,359,081	$9,059,739	$26,943,570
Futures contracts	29,470	42,294	109,238
Net unrealized gain (loss) on investments	$5,388,551	$9,102,033	$27,052,808
Net realized and unrealized gain (loss) on investments	$5,195,641	$8,552,197	$25,820,877
Change in net assets from operations	$7,684,459	$12,984,447	$37,217,607

See Notes to Financial Statements

47

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/12	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,846,222	$7,766,796	$12,895,692
Net realized gain (loss) on investments	(290,002)	(297,147)	(4,295,817)
Net unrealized gain (loss) on investments	5,737,628	13,862,869	38,502,254
Change in net assets from operations	$8,293,848	$21,332,518	$47,102,129

Distributions declared to shareholders
From net investment income	$(2,766,439)	$(7,701,555)	$(12,838,950)
Change in net assets from fund share transactions	$(7,575,629)	$22,352,418	$(18,194,793)
Total change in net assets	$(2,048,220)	$35,983,381	$16,068,386

Net assets
At beginning of period	73,761,038	186,501,222	300,469,318
At end of period	$71,712,818	$222,484,603	$316,537,704
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$28,689	$(51)	$148,045

Year ended 3/31/12	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,488,818	$4,432,250	$11,396,730
Net realized gain (loss) on investments	(192,910)	(549,836)	(1,231,931)
Net unrealized gain (loss) on investments	5,388,551	9,102,033	27,052,808
Change in net assets from operations	$7,684,459	$12,984,447	$37,217,607

Distributions declared to shareholders
From net investment income	$(2,458,315)	$(4,329,991)	$(11,201,993)
Change in net assets from fund share transactions	$5,555,284	$(1,605,548)	$(5,416,666)
Total change in net assets	$10,781,428	$7,048,908	$20,598,948

Net assets
At beginning of period	60,263,029	104,095,654	273,933,378
At end of period	$71,044,457	$111,144,562	$294,532,326
Undistributed net investment income included in net assets at end of period	$10,873	$96,710	$90,312

See Notes to Financial Statements

48

Statements of Changes in Net Assets – continued

Year ended 3/31/11	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$3,389,191	$8,211,469	$16,701,223
Net realized gain (loss) on investments	(626,944)	(637,643)	(5,086,579)
Net unrealized gain (loss) on investments	(3,715,948)	(9,273,526)	(17,172,178)
Change in net assets from operations	$(953,701)	$(1,699,700)	$(5,557,534)

Distributions declared to shareholders
From net investment income	$(3,341,980)	$(8,007,779)	$(15,936,768)
From net realized gain on investments	(25,761)	(28,028)	—
Total distributions declared to shareholders	$(3,367,741)	$(8,035,807)	$(15,936,768)
Change in net assets from fund share transactions	$(6,236,394)	$9,013,521	$(53,805,646)
Total change in net assets	$(10,557,836)	$(721,986)	$(75,299,948)

Net assets
At beginning of period	84,318,874	187,223,208	375,769,266
At end of period	$73,761,038	$186,501,222	$300,469,318
Undistributed net investment income included in net assets at end of period	$33,426	$12,026	$198,390

Year ended 3/31/11	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,808,808	$4,695,339	$11,057,435
Net realized gain (loss) on investments	(390,828)	(533,496)	(1,172,893)
Net unrealized gain (loss) on investments	(3,110,291)	(4,486,443)	(13,649,888)
Change in net assets from operations	$(692,311)	$(324,600)	$(3,765,346)

Distributions declared to shareholders
From net investment income	$(2,761,469)	$(4,604,113)	$(10,716,180)
From net realized gain on investments	—	(23,295)	(910,438)
Total distributions declared to shareholders	$(2,761,469)	$(4,627,408)	$(11,626,618)
Change in net assets from fund share transactions	$(3,458,660)	$(4,384,555)	$38,797,567
Total change in net assets	$(6,912,440)	$(9,336,563)	$23,405,603

Net assets
At beginning of period	67,175,469	113,432,217	250,527,775
At end of period	$60,263,029	$104,095,654	$273,933,378
Undistributed net investment income included in net assets at end of period	$45,203	$98,405	$169,241

See Notes to Financial Statements

49

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011		2010	2009	2008
Net asset value, beginning of period	$9.72	$10.25		$9.60	$10.17	$10.45

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.42		$0.44	$0.43	$0.48
Net realized and unrealized gain (loss) on investments	0.77	(0.54)		0.72	(0.50)	(0.28)
Total from investment operations	$1.18	$(0.12)		$1.16	$(0.07)	$0.20

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)		$(0.42)	$(0.44)	$(0.46)
From net realized gain on investments	—	(0.00	)(w)	(0.09)	(0.06)	(0.02)
Total distributions declared to shareholders	$(0.40)	$(0.41)		$(0.51)	$(0.50)	$(0.48)
Net asset value, end of period (x)	$10.50	$9.72		$10.25	$9.60	$10.17
Total return (%) (r)(s)(t)(x)	12.30	(1.21)		12.25	(0.59)	2.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.97		0.97	1.01	1.34
Expenses after expense reductions (f)	0.93	0.93		0.93	0.84	1.09
Net investment income	4.01	4.12		4.33	4.36	4.67
Portfolio turnover	21	20		27	35	17
Net assets at end of period (000 omitted)	$69,887	$70,582		$78,842	$68,320	$71,315

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A	0.80	0.82

See Notes to Financial Statements

50

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011		2010	2009	2008
Net asset value, beginning of period	$9.72	$10.24		$9.60	$10.17	$10.45

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34		$0.36	$0.36	$0.40
Net realized and unrealized gain (loss) on investments	0.77	(0.52)		0.72	(0.50)	(0.27)
Total from investment operations	$1.10	$(0.18)		$1.08	$(0.14)	$0.13

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)		$(0.35)	$(0.37)	$(0.39)
From net realized gain on investments	—	(0.00	)(w)	(0.09)	(0.06)	(0.02)
Total distributions declared to shareholders	$(0.32)	$(0.34)		$(0.44)	$(0.43)	$(0.41)
Net asset value, end of period (x)	$10.50	$9.72		$10.24	$9.60	$10.17
Total return (%) (r)(s)(t)(x)	11.47	(1.84)		11.31	(1.34)	1.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.72		1.72	1.76	2.09
Expenses after expense reductions (f)	1.68	1.68		1.68	1.58	1.84
Net investment income	3.28	3.37		3.60	3.62	3.92
Portfolio turnover	21	20		27	35	17
Net assets at end of period (000 omitted)	$1,826	$3,179		$5,477	$6,884	$8,555

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A	1.55	1.57
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

51

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011		2010	2009	2008
Net asset value, beginning of period	$9.49	$9.95		$9.43	$9.80	$10.08

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.41		$0.42	$0.43	$0.46
Net realized and unrealized gain (loss) on investments	0.68	(0.47)		0.53	(0.29)	(0.25)
Total from investment operations	$1.06	$(0.06)		$0.95	$0.14	$0.21

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)		$(0.41)	$(0.43)	$(0.47)
From net realized gain on investments	—	(0.00	)(w)	(0.02)	(0.08)	(0.02)
Total distributions declared to shareholders	$(0.38)	$(0.40)		$(0.43)	$(0.51)	$(0.49)
Net asset value, end of period (x)	$10.17	$9.49		$9.95	$9.43	$9.80
Total return (%) (r)(s)(t)(x)	11.34	(0.62)		10.17	1.61	2.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87		0.84	0.83	1.06
Expenses after expense reductions (f)	0.72	0.72		0.74	0.66	0.81
Net investment income	3.86	4.20		4.32	4.48	4.60
Portfolio turnover	12	20		9	23	9
Net assets at end of period (000 omitted)	$213,736	$178,685		$179,094	$141,100	$138,938

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A	0.60	0.60

See Notes to Financial Statements

52

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011		2010	2009	2008
Net asset value, beginning of period	$9.50	$9.96		$9.44	$9.81	$10.09

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33		$0.35	$0.35	$0.38
Net realized and unrealized gain (loss) on investments	0.67	(0.47)		0.52	(0.28)	(0.25)
Total from investment operations	$0.98	$(0.14)		$0.87	$0.07	$0.13

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.33)	$(0.36)	$(0.39)
From net realized gain on investments	—	(0.00	)(w)	(0.02)	(0.08)	(0.02)
Total distributions declared to shareholders	$(0.30)	$(0.32)		$(0.35)	$(0.44)	$(0.41)
Net asset value, end of period (x)	$10.18	$9.50		$9.96	$9.44	$9.81
Total return (%) (r)(s)(t)(x)	10.47	(1.43)		9.30	0.85	1.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62		1.59	1.59	1.81
Expenses after expense reductions (f)	1.49	1.53		1.52	1.42	1.56
Net investment income	3.08	3.37		3.53	3.71	3.86
Portfolio turnover	12	20		9	23	9
Net assets at end of period (000 omitted)	$8,749	$7,816		$8,129	$6,111	$6,727

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A	1.35	1.36
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

53

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.23	$5.56	$5.15	$5.56	$5.88

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.26	$0.27	$0.26
Net realized and unrealized gain (loss) on investments	0.61	(0.34)	0.41	(0.42)	(0.32)
Total from investment operations	$0.85	$(0.08)	$0.67	$(0.15)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$5.84	$5.23	$5.56	$5.15	$5.56
Total return (%) (r)(s)(t)(x)	16.48	(1.53)	13.11	(2.66)	(1.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.85	0.81	0.81	0.99
Expenses after expense reductions (f)	0.71	0.70	0.71	0.63	0.74
Net investment income	4.26	4.79	4.78	5.05	4.46
Portfolio turnover	35	24	31	27	30
Net assets at end of period (000 omitted)	$277,271	$263,306	$324,093	$291,509	$339,099

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.56	0.55

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.23	$5.57	$5.15	$5.56	$5.88

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.22	$0.23	$0.21
Net realized and unrealized gain (loss) on investments	0.60	(0.35)	0.41	(0.42)	(0.31)
Total from investment operations	$0.80	$(0.13)	$0.63	$(0.19)	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.21)	$(0.22)	$(0.22)
Net asset value, end of period (x)	$5.84	$5.23	$5.57	$5.15	$5.56
Total return (%) (r)(s)(t)(x)	15.60	(2.46)	12.47	(3.39)	(1.80)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.60	1.56	1.57	1.75
Expenses after expense reductions (f)	1.47	1.47	1.47	1.39	1.50
Net investment income	3.51	4.01	4.03	4.29	3.70
Portfolio turnover	35	24	31	27	30
Net assets at end of period (000 omitted)	$5,640	$6,769	$13,866	$19,477	$31,239

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.32	1.31

See Notes to Financial Statements

54

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.25	$5.58	$5.16	$5.58	$5.90

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.21	$0.21	$0.22	$0.20
Net realized and unrealized gain (loss) on investments	0.61	(0.34)	0.42	(0.42)	(0.31)
Total from investment operations	$0.80	$(0.13)	$0.63	$(0.20)	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.21)	$(0.22)	$(0.21)
Net asset value, end of period (x)	$5.86	$5.25	$5.58	$5.16	$5.58
Total return (%) (r)(s)(t)(x)	15.38	(2.41)	12.27	(3.70)	(1.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.60	1.60	1.70	1.89
Expenses after expense reductions (f)	1.61	1.60	1.60	1.53	1.64
Net investment income	3.34	3.87	3.85	4.14	3.55
Portfolio turnover	35	24	31	27	30
Net assets at end of period (000 omitted)	$33,626	$30,393	$37,810	$29,480	$27,862

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.46	1.45
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

55

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.08	$10.59	$9.99	$10.64	$10.83

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.44	$0.45	$0.47	$0.46
Net realized and unrealized gain (loss) on investments	0.88	(0.52)	0.62	(0.48)	(0.20)
Total from investment operations	$1.29	$(0.08)	$1.07	$(0.01)	$0.26

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.43)	$(0.44)	$(0.44)	$(0.45)
From net realized gain on investments	—	—	(0.03)	(0.20)	—
Total distributions declared to shareholders	$(0.41)	$(0.43)	$(0.47)	$(0.64)	$(0.45)
Net asset value, end of period (x)	$10.96	$10.08	$10.59	$9.99	$10.64
Total return (%) (r)(s)(t)(x)	12.98	(0.84)	10.84	0.04	2.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.03	1.06	1.41
Expenses after expense reductions (f)	0.95	0.98	1.00	0.89	1.16
Net investment income	3.89	4.16	4.26	4.55	4.29
Portfolio turnover	19	22	16	26	26
Net assets at end of period (000 omitted)	$69,093	$57,878	$63,964	$53,156	$49,477

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.87	0.88
See Notes to Financial Statements

56

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.12	$10.63	$10.02	$10.68	$10.87

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.37	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	0.88	(0.52)	0.63	(0.49)	(0.20)
Total from investment operations	$1.21	$(0.16)	$1.00	$(0.10)	$0.18

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.36)	$(0.36)	$(0.37)
From net realized gain on investments	—	—	(0.03)	(0.20)	—
Total distributions declared to shareholders	$(0.33)	$(0.35)	$(0.39)	$(0.56)	$(0.37)
Net asset value, end of period (x)	$11.00	$10.12	$10.63	$10.02	$10.68
Total return (%) (r)(s)(t)(x)	12.09	(1.58)	10.08	(0.79)	1.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.77	1.78	1.80	2.16
Expenses after expense reductions (f)	1.70	1.72	1.75	1.62	1.91
Net investment income	3.14	3.39	3.51	3.78	3.54
Portfolio turnover	19	22	16	26	26
Net assets at end of period (000 omitted)	$1,952	$2,385	$3,212	$4,344	$6,780

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.61	1.63
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

57

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011		2010		2009	2008
Net asset value, beginning of period	$10.45	$10.93		$10.15		$10.83	$11.30

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.46		$0.48		$0.48	$0.50
Net realized and unrealized gain (loss) on investments	0.88	(0.49)		0.77		(0.65)	(0.48)
Total from investment operations	$1.34	$(0.03)		$1.25		$(0.17)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.45)		$(0.47)		$(0.47)	$(0.47)
From net realized gain on investments	—	(0.00	)(w)	(0.00	)(w)	(0.04)	(0.02)
Total distributions declared to shareholders	$(0.45)	$(0.45)		$(0.47)		$(0.51)	$(0.49)
Net asset value, end of period (x)	$11.34	$10.45		$10.93		$10.15	$10.83
Total return (%) (r)(s)(t)(x)	13.01	(0.35)		12.49		(1.57)	0.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94		0.95		1.11	1.26
Expenses after expense reductions (f)	0.94	0.94		0.95		0.94	1.01
Net investment income	4.16	4.20		4.47		4.67	4.46
Portfolio turnover	13	14		24		24	7
Net assets at end of period (000 omitted)	$107,738	$100,324		$107,182		$93,075	$103,894

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A		0.89	0.88

See Notes to Financial Statements

58

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011		2010		2009	2008
Net asset value, beginning of period	$10.45	$10.93		$10.14		$10.83	$11.29

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38		$0.40		$0.42	$0.42
Net realized and unrealized gain (loss) on investments	0.86	(0.49)		0.78		(0.67)	(0.46)
Total from investment operations	$1.24	$(0.11)		$1.18		$(0.25)	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)		$(0.39)		$(0.40)	$(0.40)
From net realized gain on investments	—	(0.00	)(w)	(0.00	)(w)	(0.04)	(0.02)
Total distributions declared to shareholders	$(0.36)	$(0.37)		$(0.39)		$(0.44)	$(0.42)
Net asset value, end of period (x)	$11.33	$10.45		$10.93		$10.14	$10.83
Total return (%) (r)(s)(t)(x)	12.07	(1.09)		11.77		(2.31)	(0.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.69		1.70		1.77	1.91
Expenses after expense reductions (f)	1.69	1.69		1.70		1.59	1.66
Net investment income	3.42	3.44		3.75		4.01	3.81
Portfolio turnover	13	14		24		24	7
Net assets at end of period (000 omitted)	$3,406	$3,772		$6,251		$8,385	$12,153

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A		N/A		1.55	1.53
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

59

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.42	$11.07	$10.35	$10.91	$11.25

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	$0.48	$0.49	$0.44
Net realized and unrealized gain (loss) on investments	1.01	(0.63)	0.77	(0.52)	(0.26)
Total from investment operations	$1.46	$(0.16)	$1.25	$(0.03)	$0.18

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.45)	$(0.47)	$(0.48)	$(0.47)
From net realized gain on investments	—	(0.04)	(0.06)	(0.05)	(0.05)
Total distributions declared to shareholders	$(0.44)	$(0.49)	$(0.53)	$(0.53)	$(0.52)
Net asset value, end of period (x)	$11.44	$10.42	$11.07	$10.35	$10.91
Total return (%) (r)(s)(t)(x)	14.21	(1.57)	12.31	(0.21)	1.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.87	1.04	1.35
Expenses after expense reductions (f)	0.85	0.86	0.87	0.87	1.10
Net investment income	4.04	4.25	4.44	4.69	4.00
Portfolio turnover	26	25	21	40	20
Net assets at end of period (000 omitted)	$289,090	$266,600	$236,724	$185,105	$189,804

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.83	0.82

See Notes to Financial Statements

60

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.44	$11.09	$10.37	$10.93	$11.27

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.39	$0.40	$0.42	$0.37
Net realized and unrealized gain (loss) on investments	1.02	(0.63)	0.77	(0.52)	(0.26)
Total from investment operations	$1.38	$(0.24)	$1.17	$(0.10)	$0.11

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.39)	$(0.41)	$(0.40)
From net realized gain on investments	—	(0.04)	(0.06)	(0.05)	(0.05)
Total distributions declared to shareholders	$(0.36)	$(0.41)	$(0.45)	$(0.46)	$(0.45)
Net asset value, end of period (x)	$11.46	$10.44	$11.09	$10.37	$10.93
Total return (%) (r)(s)(t)(x)	13.33	(2.30)	11.45	(0.86)	1.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60	1.62	1.70	2.00
Expenses after expense reductions (f)	1.60	1.60	1.62	1.53	1.75
Net investment income	3.29	3.50	3.70	4.01	3.35
Portfolio turnover	26	25	21	40	20
Net assets at end of period (000 omitted)	$5,443	$7,333	$13,804	$17,166	$24,353

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.48	1.48
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

61

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to

62

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of March 31, 2012 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$68,790,800	$—	$68,790,800
Mutual Funds	2,200,178	—	—	2,200,178
Total Investments	$2,200,178	$68,790,800	$—	$70,990,978

Other Financial Instruments
Futures	$26,176	$—	$—	$26,176

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$219,455,282	$—	$219,455,282
Mutual Funds	6,384,699	—	—	6,384,699
Total Investments	$6,384,699	$219,455,282	$—	$225,839,981

California Fund
Investments at Value
Municipal Bonds	$—	$308,019,765	$—	$308,019,765
Mutual Funds	1,908,727	—	—	1,908,727
Total Investments	$1,908,727	$308,019,765	$—	$309,928,492

Other Financial Instruments
Futures	$117,088	$—	$—	$117,088

Georgia Fund
Investments at Value
Municipal Bonds	$—	$67,518,418	$—	$67,518,418
Mutual Funds	3,210,147	—	—	3,210,147
Total Investments	$3,210,147	$67,518,418	$—	$70,728,565

Other Financial Instruments
Futures	$25,220	$—	$—	$25,220

Maryland Fund
Investments at Value
Municipal Bonds	$—	$108,368,799	$—	$108,368,799
Mutual Funds	2,918,509	—	—	2,918,509
Total Investments	$2,918,509	$108,368,799	$—	$111,287,308

Other Financial Instruments
Futures	$35,220	$—	$—	$35,220

63

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$288,793,530	$—	$288,793,530
Mutual Funds	6,347,027	—	—	6,347,027
Total Investments	$6,347,027	$288,793,530	$—	$295,140,557

Other Financial Instruments
Futures	$90,442	$—	$—	$90,442

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Each fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by each fund were futures contracts. Each fund’s period end derivatives, as presented in the Portfolios of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by each fund at March 31, 2012 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)
Fund	Risk	Derivative Contracts	Asset Derivatives
Alabama Fund	Interest Rate	Interest Rate Futures	$26,176
Arkansas Fund	Interest Rate	Interest Rate Futures	—
California Fund	Interest Rate	Interest Rate Futures	117,088
Georgia Fund	Interest Rate	Interest Rate Futures	25,220
Maryland Fund	Interest Rate	Interest Rate Futures	35,220
Massachusetts Fund	Interest Rate	Interest Rate Futures	90,442

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in each fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within each fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by each fund for the year ended March 31, 2012 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(415,593)
Arkansas Fund	Interest Rate	(387,495)
California Fund	Interest Rate	(1,891,092)
Georgia Fund	Interest Rate	(329,081)
Maryland Fund	Interest Rate	(574,972)
Massachusetts Fund	Interest Rate	(1,462,030)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by each fund for the year ended March 31, 2012 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$31,378
Arkansas Fund	Interest Rate	6,708
California Fund	Interest Rate	141,561
Georgia Fund	Interest Rate	29,470
Maryland Fund	Interest Rate	42,294
Massachusetts Fund	Interest Rate	109,238

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an

64

Notes to Financial Statements – continued

event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of each fund under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolios of Investments.

Futures Contracts – Each fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

Each fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

65

Notes to Financial Statements – continued

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For the Maryland Fund, this amount, for the year ended March 31, 2012, is shown as a reduction of total expenses on the Statements of Operations. For all other funds, for the year ended March 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/12	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$14,654	$—	$—	$—	$—
Tax-exempt income	2,766,439	7,686,901	12,838,950	2,458,315	4,329,991	11,201,993
Long-term capital gain	—	—	—	—	—	—
Total distributions	$2,766,439	$7,701,555	$12,838,950	$2,458,315	$4,329,991	$11,201,993

Year ended 3/31/11	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$25,761	$70,595	$—	$—	$23,295	$613,864
Tax-exempt income	3,341,980	7,965,212	15,936,768	2,761,469	4,604,113	10,716,180
Long-term capital gain	—	—	—	—	—	296,574
Total distributions	$3,367,741	$8,035,807	$15,936,768	$2,761,469	$4,627,408	$11,626,618

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/12	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$66,577,737	$214,856,670	$293,054,127	$66,357,714	$103,943,807	$272,398,891
Gross appreciation	$4,476,246	$11,413,821	$19,031,720	$4,442,449	$7,987,949	$23,032,430
Gross depreciation	(63,005)	(430,510)	(2,157,355)	(71,598)	(644,448)	(290,764)
Net unrealized appreciation (depreciation)	$4,413,241	$10,983,311	$16,874,365	$4,370,851	$7,343,501	$22,741,666
Undistributed ordinary income	—	28,432	164,760	8,530	—	348,639
Undistributed tax-exempt income	264,089	639,664	1,025,320	233,338	512,519	753,502
Capital loss carryforwards	(951,008)	(883,640)	(8,766,670)	(637,418)	(1,155,466)	(1,892,753)
Post-October capital loss deferral	—	—	(682,456)	—	—	(59,937)
Other temporary differences	(235,400)	(668,147)	(1,042,035)	(230,995)	(415,809)	(1,011,829)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2012, each fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/16	$—	$—	$(40,368)	$—	$—	$—
3/31/17	—	—	(1,063,041)	—	—	—
3/31/18	—	—	—	(153,718)	—	—
3/31/19	(674,377)	(535,106)	(2,804,636)	(266,409)	(674,376)	(1,080,647)
Total	$(674,377)	$(535,106)	$(3,908,045)	$(420,127)	$(674,376)	$(1,080,647)

66

Notes to Financial Statements – continued

Post-enactment losses:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(252,990)	$(348,534)	$(642,552)	$—	$(162,895)	$—
Long-Term	(23,641)	—	(4,216,073)	(217,291)	(318,195)	(812,106)
Total	$(276,631)	$(348,534)	$(4,858,625)	$(217,291)	$(481,090)	$(812,106)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund		Georgia Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$2,689,423	$3,195,106	$7,453,276	$7,734,568	$11,566,523	$14,196,403	$2,397,107	$2,663,194
Class B	77,016	146,874	248,279	273,211	210,487	388,399	61,208	98,275
Class C	—	—	—	—	1,061,940	1,351,966	—	—
Total	$2,766,439	$3,341,980	$7,701,555	$8,007,779	$12,838,950	$15,936,768	$2,458,315	$2,761,469

	Maryland Fund		Massachusetts Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$4,214,393	$4,429,266	$11,006,411	$10,346,551
Class B	115,598	174,847	195,582	369,629
Total	$4,329,991	$4,604,113	$11,201,993	$10,716,180

From net realized gain on investments

	Alabama Fund		Arkansas Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$—	$24,558	$—	$26,822	$—	$22,326	$—	$876,152
Class B	—	1,203	—	1,206	—	969	—	34,286
Total	$—	$25,761	$—	$28,028	$—	$23,295	$—	$910,438

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total annual fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.95%
Class B	1.68%	1.70%	1.70%

For the Alabama Fund and the Maryland Fund, these written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2012. For the Georgia Fund, this written agreement will continue until at least July 31, 2012, after which MFS, under certain conditions, may increase such expense limitation to 1.00% of the fund’s average daily net assets annually for Class A shares and 1.75% of the fund’s average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees. Any increase above 1.00% and 1.75% of the fund’s average daily net assets annually for Class A and Class B shares, respectively, would require a vote of the fund’s Board of Trustees. For the year ended March 31, 2012, these reductions amounted to $40,173 for the Alabama Fund and $47,318 for the Georgia Fund and are reflected

67

Notes to Financial Statements – continued

as a reduction of total expenses in the Statements of Operations. The actual operating expenses for the Maryland Fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the Maryland Fund expenses under this arrangement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2012, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$24,243	$132,130	$60,244	$45,156	$27,144	$55,067

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$172,637
Arkansas Fund	—	0.25%	0.25%	0.10%	487,959
California Fund	—	0.25%	0.25%	0.10%	682,294
Georgia Fund	—	0.25%	0.25%	0.25%	156,259
Maryland Fund	—	0.25%	0.25%	0.25%	259,429
Massachusetts Fund	—	0.25%	0.25%	0.25%	694,834

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$24,295
Arkansas Fund	0.75%	0.25%	1.00%	0.88%	81,533
California Fund	0.75%	0.25%	1.00%	0.86%	60,387
Georgia Fund	0.75%	0.25%	1.00%	1.00%	19,819
Maryland Fund	0.75%	0.25%	1.00%	1.00%	34,843
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	60,972

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$320,094

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$196,932	$569,492	$1,062,775	$176,078	$294,272	$755,806

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2012 based on each class’ average daily net assets.

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $292,777 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $10,029 which is shown as a reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $409,379 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $8,285 which is shown as a reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of

68

Notes to Financial Statements – continued

purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2012, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$27	$14,282	$12,232	$—	$—	$9,091
Class B	708	20,654	10,051	2,290	2,734	8,167
Class C	N/A	N/A	3,808	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2012, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$13,089	$35,790	$62,850	$12,408	$30,510	$67,822
Percentage of average daily net assets	0.0183%	0.0176%	0.0202%	0.0193%	0.0285%	0.0239%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$31,005	$78,362	$138,909	$30,611	$43,611	$93,356

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2012 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0290%	0.0199%	0.0182%	0.0306%	0.0243%	0.0185%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in independent Trustees’ compensation on the Statements of Operations and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$559	$606	$1,076	$523	$992	$1,007

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2012, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$5,378	$5,189	$12,657	$6,043	$8,726	$8,685

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the

69

Notes to Financial Statements – continued

terms of the Agreements. For the year ended March 31, 2012, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in miscellaneous expense on the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$636	$1,778	$2,751	$566	$947	$2,501

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$286	$797	$1,232	$254	$425	$1,125

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$14,728,071	$53,641,883	$103,373,804	$15,889,423	$13,119,359	$71,330,953
Sales	$19,848,435	$23,897,482	$115,201,167	$11,735,549	$13,647,742	$73,909,256

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	703,578	$7,219,417	1,040,680	$10,614,157	3,501,369	$35,147,982	3,735,750	$37,071,078
Class B	10,105	102,943	12,772	129,124	153,017	1,537,065	278,642	2,785,934
	713,683	$7,322,360	1,053,452	$10,743,281	3,654,386	$36,685,047	4,014,392	$39,857,012

Shares issued to shareholders in reinvestment of distributions
Class A	163,919	$1,679,395	191,827	$1,944,353	485,489	$4,841,357	486,012	$4,789,135
Class B	5,200	53,105	9,356	94,962	18,232	181,818	18,894	186,052
	169,119	$1,732,500	201,183	$2,039,315	503,721	$5,023,175	504,906	$4,975,187

Shares reacquired
Class A	(1,471,611)	$(14,918,654)	(1,669,154)	$(16,685,730)	(1,806,304)	$(18,018,828)	(3,393,992)	$(32,958,576)
Class B	(168,372)	(1,711,835)	(229,845)	(2,333,260)	(134,901)	(1,336,976)	(291,037)	(2,860,102)
	(1,639,983)	$(16,630,489)	(1,898,999)	$(19,018,990)	(1,941,205)	$(19,355,804)	(3,685,029)	$(35,818,678)

Net change
Class A	(604,114)	$(6,019,842)	(436,647)	$(4,127,220)	2,180,554	$21,970,511	827,770	$8,901,637
Class B	(153,067)	(1,555,787)	(207,717)	(2,109,174)	36,348	381,907	6,499	111,884
	(757,181)	$(7,575,629)	(644,364)	$(6,236,394)	2,216,902	$22,352,418	834,269	$9,013,521

70

Notes to Financial Statements – continued

	California Fund				Georgia Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,851,119	$21,577,650	5,578,940	$31,159,101	1,138,606	$12,163,061	1,107,466	$11,697,065
Class B	188,052	1,063,185	128,221	710,120	35,580	384,083	34,681	369,953
Class C	804,255	4,569,883	832,733	4,658,846	—	—	—	—
	4,843,426	$27,210,718	6,539,894	$36,528,067	1,174,186	$12,547,144	1,142,147	$12,067,018

Shares issued to shareholders in reinvestment of distributions
Class A	1,209,901	$6,794,486	1,332,290	$7,356,875	128,481	$1,369,522	148,168	$1,555,821
Class B	22,688	126,877	43,239	239,872	4,317	46,048	6,070	63,862
Class C	101,546	572,790	120,368	667,131	—	—	—	—
	1,334,135	$7,494,153	1,495,897	$8,263,878	132,798	$1,415,570	154,238	$1,619,683

Shares reacquired
Class A	(7,973,623)	$(44,482,860)	(14,791,810)	$(80,515,250)	(700,057)	$(7,376,612)	(1,556,873)	$(16,031,298)
Class B	(540,187)	(3,005,789)	(1,368,343)	(7,609,388)	(98,066)	(1,030,818)	(107,285)	(1,114,063)
Class C	(964,385)	(5,411,015)	(1,931,121)	(10,472,953)	—	—	—	—
	(9,478,195)	$(52,899,664)	(18,091,274)	$(98,597,591)	(798,123)	$(8,407,430)	(1,664,158)	$(17,145,361)

Net change
Class A	(2,912,603)	$(16,110,724)	(7,880,580)	$(41,999,274)	567,030	$6,155,971	(301,239)	$(2,778,412)
Class B	(329,447)	(1,815,727)	(1,196,883)	(6,659,396)	(58,169)	(600,687)	(66,534)	(680,248)
Class C	(58,584)	(268,342)	(978,020)	(5,146,976)	—	—	—	—
	(3,300,634)	$(18,194,793)	(10,055,483)	$(53,805,646)	508,861	$5,555,284	(367,773)	$(3,458,660)

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	801,812	$8,888,395	1,545,579	$16,749,639	2,139,063	$23,802,974	10,846,460	$115,921,470
Class B	42,075	470,694	44,464	491,989	69,369	775,955	72,536	801,230
	843,887	$9,359,089	1,590,043	$17,241,628	2,208,432	$24,578,929	10,918,996	$116,722,700

Shares issued to shareholders in reinvestment of distributions
Class A	230,545	$2,541,617	241,204	$2,631,533	452,098	$5,022,252	540,866	$5,924,619
Class B	7,388	81,344	10,354	113,035	10,474	116,058	20,753	228,544
	237,933	$2,622,961	251,558	$2,744,568	462,572	$5,138,310	561,619	$6,153,163

Shares reacquired
Class A	(1,129,932)	$(12,384,961)	(1,990,959)	$(21,472,837)	(2,890,274)	$(31,756,927)	(7,189,623)	$(77,110,492)
Class B	(109,952)	(1,202,637)	(265,775)	(2,897,914)	(307,096)	(3,376,978)	(635,559)	(6,967,804)
	(1,239,884)	$(13,587,598)	(2,256,734)	$(24,370,751)	(3,197,370)	$(35,133,905)	(7,825,182)	$(84,078,296)

Net change
Class A	(97,575)	$(954,949)	(204,176)	$(2,091,665)	(299,113)	$(2,931,701)	4,197,703	$44,735,597
Class B	(60,489)	(650,599)	(210,957)	(2,292,890)	(227,253)	(2,484,965)	(542,270)	(5,938,030)
	(158,064)	$(1,605,548)	(415,133)	$(4,384,555)	(526,366)	$(5,416,666)	3,655,433	$38,797,567

71

Notes to Financial Statements – continued

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2012, each fund’s commitment fee and interest expense were as follows, and are included in miscellaneous expense on the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$480	$1,371	$2,066	$429	$731	$1,993
Interest Expense	—	—	—	—	—	—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2012, are as follows:

	Underlying Affiliated Funds – MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund	2,096,050	22,521,143	(22,417,015)	2,200,178
Arkansas Fund	9,480,352	49,935,769	(53,031,422)	6,384,699
California Fund	12,043,079	104,720,737	(114,855,089)	1,908,727
Georgia Fund	788,392	20,008,490	(17,586,735)	3,210,147
Maryland Fund	2,428,246	21,479,335	(20,989,072)	2,918,509
Massachusetts Fund	5,111,557	79,564,839	(78,329,369)	6,347,027

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$1,346	$2,200,178
Arkansas Fund	—	—	6,746	6,384,699
California Fund	—	—	8,340	1,908,727
Georgia Fund	—	—	1,905	3,210,147
Maryland Fund	—	—	1,517	2,918,509
Massachusetts Fund	—	—	5,475	6,347,027

72

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2012

73

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (Age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (Age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (Age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (Age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

74

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (Age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (Age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (Age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Ethan D. Corey (k) (Age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (Age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (Age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (Age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (Age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (Age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

75

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

76

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	100.00%
Arkansas Fund	99.81%
California Fund	100.00%
Georgia Fund	100.00%
Maryland Fund	100.00%
Massachusetts Fund	100.00%

77

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

78

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

79

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MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal Series Trust

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

ANNUAL REPORT

March 31, 2012

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession, and that region’s leaders striving to address sovereign debt crises. At the same time, many emerging countries are enjoying a period of strong growth, propelled by the emergence of a middle class.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. That platform enables our analysts to uncover attractive global opportunities across asset classes. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
State & Local Agencies	18.7%
Universities – Colleges	15.9%
Healthcare Revenue – Hospitals	12.6%
Water & Sewer Utility Revenue	12.1%
General Obligations – General Purpose	11.8%

Composition including fixed income credit quality (a)(i)
AAA	5.3%
AA	45.2%
A	25.1%
BBB	19.7%
BB	1.0%
B	1.5%
Not Rated	3.0%
Cash & Other	(0.8)%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	16.7 yrs.

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	17.5%
State & Local Agencies	14.1%
Tax – Other	13.0%
Healthcare Revenue – Hospitals	8.2%
General Obligations – General Purpose	5.5%

Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	39.3%
A	28.9%
BBB	22.6%
BB	1.5%
B	1.8%
Not Rated	1.3%
Cash & Other	1.9%

Portfolio facts (i)
Average Duration (d)	8.9
Average Effective Maturity (m)	17.9 yrs.

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.1%
Universities – Colleges	12.4%
Water & Sewer Utility Revenue	9.7%
Utilities – Municipal Owned	9.6%
State & Local Agencies	7.8%

Composition including fixed income credit quality (a)(i)
AAA	14.2%
AA	44.1%
A	21.3%
BBB	17.6%
B	0.7%
Not Rated	1.1%
Cash & Other	1.0%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	17.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.2%
Healthcare Revenue – Hospitals	19.0%
General Obligations – Schools	10.0%
General Obligations – General Purpose	8.4%
Water & Sewer Utility Revenue	7.4%

Composition including fixed income credit quality (a)(i)
AAA	1.6%
AA	37.6%
A	23.0%
BBB	29.7%
BB	1.6%
B	1.5%
Not Rated	2.8%
Cash & Other	2.2%

Portfolio facts (i)
Average Duration (d)	9.5
Average Effective Maturity (m)	18.6 yrs.

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.8%
Water & Sewer Utility Revenue	16.4%
Utilities – Municipal Owned	10.0%
General Obligations – General Purpose	8.1%
Universities – Colleges	8.0%

Composition including fixed income credit quality (a)(i)
AAA	6.1%
AA	48.5%
A	21.5%
BBB	16.8%
BB	0.1%
B	1.7%
Not Rated	0.1%
Cash & Other	5.2%

Portfolio facts (i)
Average Duration (d)	8.9
Average Effective Maturity (m)	19.0 yrs.

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.6%
General Obligations – General Purpose	13.8%
State & Local Agencies	11.3%
Utilities – Municipal Owned	10.8%
Water & Sewer Utility Revenue	8.9%

Composition including fixed income credit quality (a)(i)
AAA	3.3%
AA	58.2%
A	13.5%
BBB	20.1%
B	0.5%
Not Rated	0.8%
Cash & Other	3.6%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	17.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	18.6%
Healthcare Revenue – Hospitals	15.9%
State & Local Agencies	13.6%
Universities – Colleges	6.3%
General Obligations – General Purpose	5.5%

Composition including fixed income credit quality (a)(i)
AAA	19.0%
AA	38.1%
A	18.9%
BBB	18.6%
BB	1.3%
B	0.9%
Not Rated	2.5%
Cash & Other	0.7%

Portfolio facts (i)
Average Duration (d)	9.6
Average Effective Maturity (m)	19.0 yrs.

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	16.8%
Water & Sewer Utility Revenue	12.1%
Healthcare Revenue – Hospitals	11.9%
General Obligations – General Purpose	10.5%
State & Local Agencies	10.4%

Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	26.1%
A	41.3%
BBB	16.8%
BB	0.7%
B	1.1%
Not Rated	8.3%
Cash & Other	3.5%

Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	16.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

During the reporting period, Class A shares of each fund, with the exception of the MFS South Carolina Municipal Bond Fund, outperformed the Barclays Capital Municipal Bond Index. These included the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, Tennessee, Virginia, and West Virginia funds.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Over the past twelve months ended March 31, 2012, the municipal bond market followed the lead of the U.S. Treasury market, with prices rising and rates declining across the yield curve year-over-year. More specific to municipal bonds, the market benefited from a change in investor demand. Municipal bond mutual fund flows, which had been generally negative from late 2010 through August 2011, turned positive. This increase in fund flows more than offset an increase in supply helping to push municipal bond yields lower. Further driving prices higher was waning concerns over state and local finances. The combination of continued revenue growth (through the end of calendar 2011) and restrained spending growth, as well as reductions in state and local employment, appeared to have led investors to become more comfortable with lower-quality credit, the result of which was a tightening of spreads between high-quality “AAA” rated municipal bonds and lower-quality “A” or “BBB” rated municipals. Over the year, “BBB” rated bonds returned more than twice as much as “AAA” rated bonds, according to Barclays Capital Municipal Bond Index data.
Factors Affecting Performance

The funds’ longer duration (d) stance benefited relative performance as the positive sentiment in the municipal bond markets pushed yields lower during the reporting period.

Among sectors, health care, general obligation securities, education, and utility bonds were notable contributors to the relative performance of all funds, but to a lesser extent in the South Carolina fund. An underweight allocation to “AA” (r) rated securities, with the exception of the Tennessee fund, and an overweight allocation to “BBB” rated securities, also strengthened relative performance.

Within the credit enhanced sector, bond selection across all funds, most notably in the South Carolina fund, detracted from relative performance. An underweight allocation to the transportation sector also held back relative results across all funds, with the exception of the New York fund. Lastly, for the Mississippi, New York, North Carolina, Pennsylvania, and Virginia funds, and to a greater extent for the South Carolina fund, exposure to “AAA” rated securities was another factor that weakened relative returns.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/12

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Capital Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Mississippi Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	12.23%	5.01%	5.07%
B	9/07/93	11.47%	4.26%	4.28%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.89%	3.99%	4.56%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.47%	3.92%	4.28%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS New York Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	12.80%	4.71%	4.91%
B	9/07/93	12.00%	3.95%	4.12%
C	12/11/00	11.97%	3.94%	4.13%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.44%	3.69%	4.40%
B With CDSC (Declining over six years from 4% to 0%) (x)		8.00%	3.61%	4.12%
C With CDSC (1% for 12 months) (x)		10.97%	3.94%	4.13%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS North Carolina Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	12.92%	4.86%	4.91%
B	9/07/93	12.09%	4.14%	4.20%
C	1/03/94	12.18%	4.14%	4.21%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.55%	3.85%	4.40%
B With CDSC (Declining over six years from 4% to 0%) (x)		8.09%	3.80%	4.20%
C With CDSC (1% for 12 months) (x)		11.18%	4.14%	4.21%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Pennsylvania Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	13.27%	4.61%	5.04%
B	9/07/93	12.49%	3.81%	4.23%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.89%	3.60%	4.53%
B With CDSC (Declining over six years from 4% to 0%) (x)		8.49%	3.46%	4.23%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS South Carolina Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	12.02%	4.42%	4.74%
B	9/07/93	11.20%	3.67%	4.03%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.70%	3.41%	4.23%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.20%	3.32%	4.03%

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Tennessee Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	12.31%	4.84%	4.83%
B	9/07/93	11.37%	4.10%	4.12%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.97%	3.82%	4.32%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.37%	3.75%	4.12%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS Virginia Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	12.21%	4.70%	4.90%
B	9/07/93	11.38%	3.96%	4.19%
C	1/03/94	11.37%	3.96%	4.20%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.88%	3.68%	4.39%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.38%	3.61%	4.19%
C With CDSC (1% for 12 months) (x)		10.37%	3.96%	4.20%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

MFS West Virginia Municipal Bond Fund

Total Returns through 3/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	12.32%	4.34%	4.55%
B	9/07/93	11.48%	3.62%	3.85%

Comparative benchmark
Barclays Capital Municipal Bond Index (f)		12.07%	5.42%	5.46%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		6.98%	3.33%	4.04%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.48%	3.27%	3.85%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2011 through March 31, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2011 through March 31, 2012.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.75%	$1,000.00	$1,039.97	$3.82
	Hypothetical (h)	0.75%	$1,000.00	$1,021.25	$3.79
B	Actual	1.41%	$1,000.00	$1,036.58	$7.18
	Hypothetical (h)	1.41%	$1,000.00	$1,017.95	$7.11

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.86%	$1,000.00	$1,046.01	$4.40
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34
B	Actual	1.61%	$1,000.00	$1,042.23	$8.22
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12
C	Actual	1.61%	$1,000.00	$1,042.16	$8.22
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.84%	$1,000.00	$1,045.97	$4.30
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$1,042.10	$8.12
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
C	Actual	1.59%	$1,000.00	$1,042.95	$8.12
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02

Expenses Impacting Table

Expense ratios include 0.01% of investment related expenses from inverse floaters.

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.77%	$1,000.00	$1,049.43	$3.95
	Hypothetical (h)	0.77%	$1,000.00	$1,021.15	$3.89
B	Actual	1.50%	$1,000.00	$1,045.48	$7.67
	Hypothetical (h)	1.50%	$1,000.00	$1,017.50	$7.57

Expense Impacting Table

Expense ratios include 0.01% of investment related expenses from inverse floaters.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.87%	$1,000.00	$1,042.75	$4.44
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.62%	$1,000.00	$1,038.02	$8.25
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.90%	$1,000.00	$1,043.86	$4.60
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
B	Actual	1.65%	$1,000.00	$1,040.01	$8.42
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.86%	$1,000.00	$1,040.30	$4.39
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34
B	Actual	1.61%	$1,000.00	$1,036.46	$8.20
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12
C	Actual	1.61%	$1,000.00	$1,036.43	$8.20
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12

Expenses Impacting Table

Expense ratios include 0.01% of investment related expenses from inverse floaters.

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expenses Paid During Period (p) 10/01/11-3/31/12
A	Actual	0.87%	$1,000.00	$1,041.30	$4.44
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.62%	$1,000.00	$1,038.34	$8.26
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/12

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.4%
Jackson, MS, Municipal Airport Authority, Airport Rev., “A”, AMBAC, 5%, 2031	$1,510,000	$1,569,212

General Obligations - General Purpose - 11.6%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 2031	$625,000	$703,319
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	455,000	468,896
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	220,000	225,069
Commonwealth of Puerto Rico, “A”, 6%, 2038	365,000	391,400
Commonwealth of Puerto Rico, Public Improvement, FGIC, 5.5%, 2016	3,220,000	3,566,633
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,250,000	1,391,513
Desoto County, MS, 4%, 2022	1,000,000	1,137,670
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 2020	620,000	746,579
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 2039	1,000,000	1,089,420
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	410,000	414,801
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	335,000	386,252
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	370,000	444,710
State of California, 5.125%, 2033	530,000	556,876
State of California, 6%, 2039	700,000	803,495
State of Mississippi, “A”, 5.5%, 2019	1,000,000	1,257,050
		$13,583,683
General Obligations - Improvement - 2.4%
Guam Government, “A”, 6.75%, 2029	$35,000	$37,487
Guam Government, “A”, 5.25%, 2037	155,000	139,131
Guam Government, “A”, 7%, 2039	40,000	43,404
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	215,000	204,119
State of Mississippi, “A”, 5%, 2018	1,000,000	1,210,910
State of Mississippi, Capital Improvement Projects, “A”, 5%, 2030	1,000,000	1,149,870
		$2,784,921
General Obligations - Schools - 0.5%
Jackson, MS, Public School District, Capital Appreciation, “B”, AMBAC, 0%, 2023	$1,000,000	$550,140

Healthcare Revenue - Hospitals - 12.5%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.125%, 2015	$1,850,000	$1,857,419
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.2%, 2018	1,000,000	1,003,940

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	$500,000	$500,475
Hinds County, MS, Rev. (Methodist Hospital & Rehabilitation), AMBAC, 5.6%, 2012	385,000	385,816
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	105,000	117,656
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	325,000	363,123
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	380,000	428,176
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	320,000	329,530
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	185,000	190,274
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	80,000	92,702
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 2036	500,000	548,835
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-1”, 5%, 2024	1,000,000	1,046,580
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 2039	2,000,000	2,125,020
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2035	1,000,000	1,024,890
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 2029	1,000,000	1,065,320
Mississippi Hospital Equipment & Facilities Authority Rev. Refunding & Improvement, Hospital South Central, 5.25%, 2031	500,000	507,800
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 2019	250,000	255,743
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 2023	250,000	253,938
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	215,000	236,033
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	550,000	577,753
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	135,000	159,679

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	$75,000	$85,175
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	185,000	205,097
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	640,000	739,514
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	430,000	437,005
		$14,537,493
Industrial Revenue - Other - 0.5%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$510,000	$554,222

Industrial Revenue - Paper - 1.4%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	$750,000	$830,265
Warren County, MS, Environmental Improvement Rev. (International Paper Co.), “A”, 4.4%, 2015	750,000	797,100
		$1,627,365
Miscellaneous Revenue - Other - 0.5%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$50,000	$55,412
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	500,000	552,805
		$608,217
Multi-Family Housing Revenue - 0.9%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (d)(q)	$150,000	$94,328
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 2048	1,000,000	985,430
		$1,079,758
Sales & Excise Tax Revenue - 2.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$450,000	$485,546
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	295,000	322,249
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	750,000	925,410
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	720,000	757,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	315,000	337,063
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,085,000	332,064
		$3,160,132

Issuer	Shares/Par	Value ($)
Single Family Housing - Other - 1.3%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 2039	$1,500,000	$1,519,905

Single Family Housing - State - 4.2%
Mississippi Home Corp. Rev., Single Family Mortgage Rev., “A-2 “, GNMA, 5.3%, 2034	$190,000	$200,889
Mississippi Home Corp. Rev., Single Family Rev., “A-2 “, GNMA, 5.625%, 2039	255,000	269,117
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.3%, 2023	350,000	351,876
Mississippi Home Corp. Rev., Single Family Rev., “B”, GNMA, 5.3%, 2035	310,000	312,666
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.375%, 2032	160,000	168,400
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.45%, 2033	180,000	189,171
Mississippi Home Corp. Rev., Single Family Rev., “C”, GNMA, 4.95%, 2025	355,000	358,976
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 2031	1,960,000	2,032,932
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	85,000	89,434
Mississippi Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, ETM, 0%, 2015 (c)	1,000,000	974,490
		$4,947,951
State & Agency - Other - 1.0%
Mississippi Development Bank Special Obligations, Harrison County Mississippi Highway Construction, “N”, FGIC, 5%, 2026	$1,000,000	$1,117,960

State & Local Agencies - 18.5%
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	$190,000	$211,700
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	1,000,000	1,170,670
Mississippi Development Bank Special Obligation (Capital Project & Equipment Prepayment), AGM, 5%, 2028	1,320,000	1,400,362
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 2027	1,000,000	1,109,380
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2023	345,000	397,909
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2024	360,000	411,163
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2025	380,000	430,753
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2029	1,000,000	1,080,020

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 2028	$1,120,000	$1,226,232
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 2022	500,000	567,635
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 2036	500,000	540,995
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 2028	1,000,000	1,113,700
Mississippi Development Bank Special Obligation (Mississippi Highway Construction), AMBAC, 4.75%, 2035	1,000,000	1,059,650
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 2036	500,000	539,940
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 2029	750,000	824,760
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 2031	1,200,000	1,298,352
Mississippi Development Bank Special Obligations (City of Jackson, MS), AMBAC, 4.375%, 2031	1,400,000	1,433,026
Mississippi Development Bank Special Obligations (Correctional Facilities), “A”, AMBAC, 5.125%, 2025	1,000,000	1,004,100
Mississippi Development Bank Special Obligations (DeSoto County Regional Utility Authority), 5.25%, 2031	905,000	956,992
Mississippi Development Bank Special Obligations (Mississippi, Ltd. Tax Hospital Rev.), 5.1%, 2020	1,000,000	1,047,650
Mississippi Development Bank Special Obligations (Natchez Mississippi Convention Center), AMBAC, 6%, 2013 (c)	750,000	807,953
Mississippi Development Bank Special Obligations (Tunica County Building Project), AMBAC, 5%, 2026	1,695,000	1,758,410
Mississippi Development Bank Special Obligations, Madison County (Highway Construction), FGIC, 5%, 2027	500,000	564,390
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	555,000	634,115
		$21,589,857
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$125,000	$129,796
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	40,000	41,934
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	110,000	123,070
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	140,034

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	$790,000	$810,335
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	95,000	95,530
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	85,000	88,998
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	295,000	318,789
		$1,748,486
Tobacco - 1.7%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$150,000	$119,234
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	545,000	612,476
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	420,000	472,198
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	530,000	399,943
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	370,000	402,149
		$2,006,000
Transportation - Special Tax - 2.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,135,000	$1,262,177
Mississippi Development Bank Special Obligations, Madison County (Road & Bridge), AMBAC, 5.1%, 2013 (c)	1,175,000	1,238,051
		$2,500,228
Universities - Colleges - 15.8%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$1,000,000	$1,078,790
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	920,000	992,459
Jackson State University, Educational Building Corp. Rev. (Campus Facilities), “A”, FGIC, 5%, 2014 (c)	3,100,000	3,328,284
Jackson State University, Educational Building Corp. Rev. (Student Recreation Center), AMBAC, 5.125%, 2012 (c)	750,000	752,798
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 2034	1,500,000	1,624,035
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	920,000	1,199,496
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	360,000	402,588
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “A”, 5%, 2041	1,000,000	1,079,360

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 2023	$1,000,000	$1,184,880
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 2037	2,000,000	2,045,900
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 2033	1,500,000	1,608,930
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 2034	715,000	752,595
University of Southern Mississippi, COP (Package Facilities Project), ASSD GTY, 5.125%, 2039	500,000	525,385
University of Southern Mississippi, Educational Building Corp. Rev. (Athletics Facilities Improvement Project), AGM, 5%, 2034	750,000	792,338
University of Southern Mississippi, Educational Building Corp. Rev., “B”, AGM, 5%, 2032	1,000,000	1,059,940
		$18,427,778
Universities - Dormitories - 0.9%
Mississippi State University, Educational Building Corp., 5%, 2036	$1,000,000	$1,078,760

Utilities - Investor Owned - 1.0%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$410,000	$445,531
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	370,000	444,625
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	265,000	308,256
		$1,198,412
Utilities - Municipal Owned - 4.4%
Guam Power Authority Rev., “A”, AMBAC, 5.25%, 2013	$1,000,000	$1,001,450
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	155,000	179,304
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	1,000,000	1,033,650
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 2027	155,000	170,021
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 2028	100,000	109,537
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 2029	485,000	532,394
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, SYNCORA, 5%, 2026	1,000,000	1,046,130
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 2025	1,000,000	1,079,260
		$5,151,746

Issuer	Shares/Par	Value ($)
Utilities - Other - 0.8%
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	$255,000	$250,283
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	375,000	416,198
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	185,000	205,737
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	95,000	104,770
		$976,988
Water & Sewer Utility Revenue - 12.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	$2,000,000	$2,096,100
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	460,000	500,117
Grenada, MS, Development Bank Special Obligations (Water & Sewer Systems Project), “N”, AGM, 5%, 2030	1,000,000	1,034,750
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	285,000	283,176
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.25%, 2021	1,270,000	1,337,196
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.05%, 2027	1,610,000	1,673,998
Mississippi Development Bank Special Obligations (Gulfport Water & Sewer Project), AGM, 5.625%, 2012 (c)	500,000	516,580
Mississippi Development Bank Special Obligations (Gulfport Water & Sewer Project), “A”, FGIC, 5.25%, 2012 (c)	2,000,000	2,024,540
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), AGM, 5%, 2029	2,000,000	2,103,640
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), FGIC, 5%, 2032 (c)	250,000	254,928
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), “A”, AGM, 5%, 2023	1,220,000	1,381,260
San Francisco, CA, City & County Public Utilities Commission, Water Rev., “A”, 5.25%, 2031	695,000	789,152
		$13,995,437
Total Municipal Bonds (Identified Cost, $110,106,318)		$116,314,651

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	409,619	$409,619
Total Investments (Identified Cost, $110,515,937)		$116,724,270

Other Assets, Less Liabilities - 0.1%		101,040
Net Assets - 100.0%		$116,825,310

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.8%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$555,000	$627,500
New York, NY, City Industrial Development Agency, Special Facilities Rev. (Terminal One Group), 5.5%, 2024	1,000,000	1,041,700
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	1,160,000	1,296,783
Port Authority NY & NJ, Special Obligation Rev. (JFK International), NATL, 6.25%, 2015	1,000,000	1,103,730
		$4,069,713
General Obligations - General Purpose - 5.4%
Commonwealth of Puerto Rico, “A”, 5.5%, 2018	$1,480,000	$1,656,031
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	495,000	506,405
Commonwealth of Puerto Rico, “A”, 6%, 2038	845,000	906,119
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,600,000	1,781,136
New York, NY, “B”, 5%, 2018	3,000,000	3,587,250
New York, NY, “E-1”, 6.25%, 2028	1,000,000	1,206,580
New York, NY, “J”, FGIC, 5.5%, 2026	5,000	5,016
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	340,000	392,017
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	855,000	915,620
State of California, 5.125%, 2033	990,000	1,040,203
		$11,996,377
General Obligations - Improvement - 0.2%
Guam Government, “A”, 5.25%, 2037	$290,000	$260,310
Guam Government, “A”, 7%, 2039	105,000	113,934
		$374,244
General Obligations - Schools - 1.8%
Genesee Valley, NY, Central School District (Angelica Belmont), FGIC, 5.25%, 2028	$1,720,000	$1,743,340
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2012 (c)	500,000	507,125
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2013 (c)	500,000	542,705
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2014 (c)	500,000	576,365
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2015 (c)	500,000	607,680
		$3,977,215
Healthcare Revenue - Hospitals - 8.2%
Chautauqua County, NY, Capital Resource Corp., Rev. (Women’s Christian Assn.), “A”, 8%, 2030	$550,000	$588,011
Genesee County, NY, Industrial Development Agency, Civic Facilities Rev. (United Medical Center Project), 5%, 2032	500,000	446,085

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	$365,000	$379,042
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	215,000	240,929
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	715,000	796,503
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2027	1,425,000	1,406,133
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	165,000	191,199
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	145,000	160,528
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 2025	995,000	1,029,079
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	37,151
New York Dormitory Authority Rev., Non-State Supported Debt, 6.25%, 2037	750,000	783,488
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,495,000	1,707,604
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 2034	2,000,000	2,436,860
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 2026	2,000,000	2,142,020
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 2025	750,000	851,948
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2023	1,000,000	1,144,460
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 2028	1,000,000	1,094,360
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	187,386
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	437,909
Westchester County, NY, Health Care Corp. Rev.,”B”, 6%, 2030	1,000,000	1,113,980
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	945,000	960,394
		$18,135,069

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - 1.5%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	$400,000	$360,104
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	550,000	442,943
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 2040	1,000,000	1,068,780
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (Gurwin Jewish Phase II), 6.7%, 2039	385,000	392,646
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	120,000	134,432
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	180,000	198,997
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	500,000	345,500
Westchester County, NY, Industrial Development Agency, Civic Facilities Rev., Continuing Care Retirement (Kendal on Hudson), “A”, 6.5%, 2013 (c)	300,000	313,743
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	20,000	22,308
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	130,000	144,593
		$3,424,046
Human Services - 0.8%
Nassau County, NY, Industrial Development Agency, Civic Facility Rev. (Special Needs Facility), “B-1”, 6.5%, 2017	$205,000	$204,328
New York Dormitory Authority Rev. (Jewish Board of Families & Children), AMBAC, 5%, 2023	695,000	703,549
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 2032	705,000	796,149
		$1,704,026
Industrial Revenue - Airlines - 0.2%
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.625%, 2025 (a)(d)	$350,000	$342,969
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.75%, 2031 (a)(d)	100,000	98,044
		$441,013
Industrial Revenue - Other - 1.8%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$2,180,000	$2,369,028

Issuer	Shares/Par	Value ($)

Industrial Revenue - Other - continued
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	$500,000	$500,130
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 2024	1,000,000	1,247,450
		$4,116,608
Industrial Revenue - Paper - 0.5%
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 2021	$470,000	$470,545
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.45%, 2023	700,000	700,784
		$1,171,329
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	$1,750,000	$1,928,500

Miscellaneous Revenue - Other - 3.6%
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	$2,500,000	$2,761,475
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2044	3,000,000	3,168,660
New York, NY, Industrial Development Agency, Civic Facilities Rev. (United Jewish Appeal), “A”, 5%, 2027	1,000,000	1,057,950
Onondaga County, NY, Industrial Development Authority Rev. (Air Cargo), 6.125%, 2032	1,110,000	1,049,805
		$8,037,890
Multi-Family Housing Revenue - 3.1%
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 2040	$1,520,000	$1,565,570
New York Housing Finance Agency Rev., “A”, 5.1%, 2041	785,000	787,112
New York Housing Finance Agency Rev., “A”, 5.25%, 2041	1,000,000	1,034,690
New York, NY, City Housing Development Corp., 5.5%, 2034	2,000,000	2,007,640
New York, NY, City Housing Development Corp., “C”, 5%, 2026	500,000	508,155
New York, NY, City Housing Development Corp., Multifamily Housing Rev., 4.8%, 2035	1,000,000	1,026,570
		$6,929,737
Sales & Excise Tax Revenue - 3.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	$1,000,000	$1,082,540
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	1,195,000	1,427,607
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	10,000	12,813

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	$1,060,000	$1,166,392
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	630,000	674,125
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	930,000	1,048,612
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	930,000	989,213
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	6,385,000	495,795
Schenectady, NY, Metroplex Development Authority Rev., “A”, NATL, 5.375%, 2021	475,000	483,930
		$7,381,027
Single Family Housing - State - 1.8%
New York Mortgage Agency Rev., 5.1%, 2024	$315,000	$324,677
New York Mortgage Agency Rev., “130”, 4.65%, 2027	1,680,000	1,697,270
New York Mortgage Agency Rev., “130”, 4.75%, 2030	500,000	504,855
New York Mortgage Agency Rev., “156”, 5.35%, 2033	1,490,000	1,566,601
		$4,093,403
Solid Waste Revenue - 0.4%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (b)	$850,000	$859,580

State & Agency - Other - 1.1%
New York Dormitory Authority (City University), AMBAC, 5.75%, 2018	$800,000	$922,568
New York Municipal Bond Bank Agency, Special Program Rev., “A”, AMBAC, 5.25%, 2015	715,000	717,166
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	715,000	814,178
		$2,453,912
State & Local Agencies - 13.9%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	$1,405,000	$930,672
New York City Educational Construction Fund Rev., “A”, 5.75%, 2033	1,860,000	2,144,785
New York Dormitory Authority (City University), “A”, 5.625%, 2016	2,450,000	2,774,184
New York Dormitory Authority (State University), 5.875%, 2017	1,130,000	1,323,580
New York Dormitory Authority Rev. (School Program), 6.25%, 2020	1,690,000	1,697,030
New York Dormitory Authority Rev., Mental Health Services, Unrefunded, “B”, NATL, 5.25%, 2031	725,000	726,218
New York Dormitory Authority Rev., Non-State Supported Debt, 5%, 2032	2,000,000	2,105,360
New York Dormitory Authority Rev., State Supported Debt, AGM, 5.25%, 2030	25,000	25,054

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5.25%, 2022	$1,000,000	$1,046,200
New York Thruway Authority, Personal Income Tax Rev., “A”, 5%, 2018	1,710,000	2,038,559
New York Tobacco Settlement Financing Corp., “A-1”, 5.5%, 2012 (c)	1,475,000	1,487,316
New York Tobacco Settlement Financing Corp., “A-1”, 5.5%, 2018	525,000	529,153
New York Tobacco Settlement Financing Corp., “B”, 5%, 2018	2,000,000	2,363,780
New York Urban Development Corp. (State Facilities), AMBAC, 5.6%, 2015	2,750,000	2,964,940
New York Urban Development Corp. Rev., “D”, 5.625%, 2028	2,000,000	2,263,400
New York Urban Development Corp. Rev., Personal Income Tax, “C”, 5%, 2018	3,000,000	3,617,760
New York Urban Development Corp. Rev., Service Contract, “A-2”, 5%, 2020	2,000,000	2,345,260
United Nations Development Corp., “A”, 5%, 2026	500,000	552,635
		$30,935,886
Tax - Other - 12.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$270,000	$280,360
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	90,000	94,352
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	3,000,000	3,352,800
New York Dormitory Authority, State Personal Income Tax Rev., “C”, 5%, 2023	3,000,000	3,589,950
New York Dormitory Authority, State Personal Income Tax Rev., “E”, 5%, 2018	3,000,000	3,572,400
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 2040	2,000,000	2,164,960
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 2039	2,000,000	2,158,160
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, GNMA, 5%, 2026	3,000,000	3,375,300
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 2032	1,000,000	1,101,200
New York, NY, City Transitional Finance Authority Rev., “B”, 5%, 2021	2,000,000	2,439,720
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2027	3,000,000	3,464,580
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	605,000	676,209
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	1,250,000	1,256,975
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,080,000	1,107,032
		$28,633,998
Tobacco - 2.8%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$320,000	$254,365

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - continued
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	$765,000	$569,787
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	1,370,000	1,045,927
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	1,235,000	866,340
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	355,000	399,119
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	1,040,000	784,794
New York County Tobacco Trust II, 5.625%, 2035	800,000	686,096
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 2032	750,000	749,003
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5.25%, 2037	500,000	498,580
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 2045	500,000	361,935
		$6,215,946
Toll Roads - 1.5%
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2028	$1,000,000	$1,156,840
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 2029	2,000,000	2,245,940
		$3,402,780
Transportation - Special Tax - 3.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2012 (c)	$630,000	$637,270
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	900,000	949,122
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2035	2,000,000	2,087,700
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 2028	2,000,000	2,387,900
Metropolitan Transportation Authority Rev., NY, ETM, AMBAC, 5.75%, 2013 (c)	275,000	280,957
New York Thruway Authority, General Rev., Highway & Bridges, “A-1”, 5%, 2020	1,750,000	2,110,150
		$8,453,099
Universities - Colleges - 17.3%
Albany, NY, Capital Resource Corp. Rev. (The College Saint Rose), “A”, 5.625%, 2031	$1,000,000	$1,072,490
Albany, NY, Industrial Development Agency Rev. (Albany Law School), 5%, 2031	1,000,000	1,033,420
Hempstead, NY, Industrial Development Agency Civic Rev. (Adelphi University), 5%, 2030	1,515,000	1,590,599
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2039	500,000	529,930
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2028	1,000,000	1,078,970

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$1,945,000	$2,118,163
Madison County, NY, Industrial Development Agency Civic Facilities Rev. (Colgate University), “A”, AMBAC, 5%, 2035	1,585,000	1,675,614
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 2029	1,325,000	1,504,922
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 2023	500,000	587,225
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 2024	1,000,000	1,159,460
Nassau County, NY, Industrial Development Agency Rev. (New York Institute of Technology), “A”, 4.75%, 2026	1,000,000	1,040,750
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	985,000	1,186,570
New York Dormitory Authority Rev. (New York University), “A”, FGIC, 5%, 2029	1,000,000	1,054,130
New York Dormitory Authority Rev. (St. John’s University), “A”, NATL, 5%, 2017	300,000	302,124
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 2033	600,000	654,378
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 2031	2,000,000	2,210,160
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.125%, 2039	2,000,000	2,116,920
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,955,000	2,108,839
New York Dormitory Authority Rev., Non-State Supported Debt (Rockefeller University), “A”, 5%, 2037	1,000,000	1,128,120
New York Dormitory Authority Rev., Non-State Supported Debt (St. Josephs College), 5.25%, 2035	2,000,000	2,127,680
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 2020	2,000,000	2,358,620
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 2040	2,000,000	2,096,780
Schenectady, NY, New York Dormitory Authority Rev. (Cornell University), “A”, AMBAC, 5%, 2032	2,000,000	2,035,540
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 2027	500,000	520,430
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 2031	2,225,000	2,333,424
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	1,000,000	1,057,660

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnical Institute), “E”, 5%, 2031	$1,000,000	$1,080,990
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 2041	595,000	640,767
		$38,404,675
Universities - Dormitories - 1.0%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 2041	$2,000,000	$2,128,240

Universities - Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$535,000	$619,717

Utilities - Investor Owned - 1.1%
New York Environmental Facilities Corp., Water Facilities Rev., 6%, 2031	$1,005,000	$1,017,482
New York Environmental Facilities Corp., Water Facilities Rev. (Spring Valley Water Co.), “B”, AMBAC, 6.15%, 2024	1,500,000	1,504,950
		$2,522,432
Utilities - Municipal Owned - 2.6%
Guam Power Authority Rev., “A”, 5.5%, 2030	$515,000	$529,054
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 2021	1,500,000	1,758,870
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 2033	1,000,000	1,173,980
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	2,000,000	2,313,600
		$5,775,504

Issuer	Shares/Par	Value ($)

Utilities - Other - 0.8%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	$1,085,000	$1,354,742
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	480,000	471,120
		$1,825,862
Water & Sewer Utility Revenue - 3.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	$530,000	$520,434
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	280,000	273,199
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	475,000	491,302
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	1,240,000	1,312,478
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	312,984
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 2033	2,140,000	2,328,534
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 2030 (f)	1,245,000	1,345,957
New York, NY, Municipal Water & Sewer Finance Authority Rev., ETM, AMBAC, 6.75%, 2014 (c)	500,000	546,730
Suffolk County, NY, Water Authority Rev., ETM, NATL, 5.1%, 2012 (c)	895,000	901,909
		$8,033,527
Total Municipal Bonds (Identified Cost, $203,881,055)		$218,045,355

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,701,616	$2,701,616
Total Investments (Identified Cost, $206,582,671)		$220,746,971

Other Assets, Less Liabilities - 0.8%		1,702,967
Net Assets - 100.0%		$222,449,938

Derivatives Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	12	$1,653,000	June - 2012	$45,708
U.S. Treasury Note 10 yr (Short)	USD	10	1,294,844	June - 2012	14,262

					$59,970

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)

Airport Revenue - 4.0%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 2023	$1,430,000	$1,583,797
Charlotte, NC, Airport Rev., “A”, 4.75%, 2028	1,250,000	1,354,450
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2029	2,000,000	2,084,240
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2034	4,485,000	4,639,374
Charlotte, NC, Airport Rev., “A”, 5%, 2036	3,000,000	3,278,190
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	1,055,000	1,192,815
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 2036	3,440,000	3,699,858
		$17,832,724
General Obligations - General Purpose - 5.7%
Cary, NC, Public Improvement, “B”, 4%, 2017	$3,305,000	$3,814,829
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	5,770,000	5,855,223
Harnett County, NC, Water & Sewer Systems Rev., AMBAC, 5%, 2028	700,000	752,759
Mecklenburg County, NC, “A”, 5%, 2018	5,100,000	6,231,741
Mecklenburg County, NC, “C”, 5.25%, 2025	1,415,000	1,851,344
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	905,000	1,043,456
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,705,000	1,778,400
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	1,695,000	1,815,175
State of California, 5.25%, 2029	1,980,000	2,191,999
		$25,334,926
General Obligations - Improvement - 3.1%
Guam Government, “A”, 6.75%, 2029	$240,000	$257,052
Guam Government, “A”, 7%, 2039	265,000	287,549
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 2030	2,000,000	2,229,620
New Hanover County, NC, Public Improvement, “A”, 5%, 2030	2,000,000	2,315,000
North Carolina Capital Improvement Obligation, “A”, 5%, 2026	1,450,000	1,669,501
North Carolina Capital Improvement Obligation, “C”, 5%, 2025	2,710,000	3,184,819
State of North Carolina, “B”, 5%, 2018	3,000,000	3,662,790
		$13,606,331
General Obligations - Schools - 4.7%
Folsom Cordova, CA, Unified School District, School Facilities Improvement District No. 4 (Election 2006), Capital Appreciation, “A”, NATL, 0%, 2026	$3,920,000	$1,829,856
Johnston County, NC, “B”, 5%, 2018	1,425,000	1,702,162

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
New Hanover County, NC, Public Improvement, 5%, 2012 (c)	$1,435,000	$1,445,963
Wake County, NC, “C”, 5%, 2020	3,000,000	3,729,630
Wake County, NC, “C”, 5%, 2021 (f)	6,500,000	8,138,000
Wake County, NC, “C”, 5%, 2024	3,000,000	3,814,380
		$20,659,991
Healthcare Revenue - Hospitals - 19.8%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 2038	$2,000,000	$1,797,320
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5%, 2031	1,000,000	1,048,830
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5.25%, 2034	4,000,000	4,291,680
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolina Health Care System), “A”, 5%, 2047	1,000,000	1,032,840
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. Unrefunded (Carolina Health Care System), “A”, 5%, 2031	2,695,000	2,698,315
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	725,000	752,891
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	380,000	425,801
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	1,140,000	1,273,722
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	360,000	403,416
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	1,385,000	1,542,876
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,820,000	1,874,200
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	310,000	359,222
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	245,000	271,237
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	1,450,000	1,579,325
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	790,000	867,286
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	1,110,000	1,166,011
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	55,000	58,380

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 2036	$2,000,000	$2,133,120
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 2026	2,000,000	2,229,560
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 2031	1,000,000	1,122,420
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County Healthcare System), 5.75%, 2035	800,000	869,144
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County Healthcare), “A”, AMBAC, 5%, 2035	1,155,000	1,168,583
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2035	1,620,000	1,739,896
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	3,500,000	3,731,525
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	2,000,000	2,145,140
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), 5%, 2039	1,945,000	2,000,121
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 2040	3,000,000	3,173,820
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 2030	5,250,000	5,607,577
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wakemed), AMBAC, 5%, 2021	2,045,000	2,062,710
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wakemed), “A”, ASSD GTY, 5.625%, 2038	500,000	520,410
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 2025	1,600,000	1,760,912
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 4.75%, 2035	2,000,000	2,067,480
North Carolina Medical Care Commission, Hospital Rev. (Southeastern Regional Medical Center), 5.375%, 2032	3,330,000	3,368,228
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	2,215,000	2,433,488
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 2034	3,000,000	3,149,370
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2013	1,000,000	955,810

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2015	$1,140,000	$1,005,241
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., RADIAN, 5.5%, 2019	820,000	820,640
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	1,050,840
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), NATL, 5%, 2026	1,155,000	1,239,835
Pitt County, NC, Rev., Pitt County Memorial Hospital, ETM, 5.25%, 2021 (c)	10,135,000	11,226,641
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,040,000	2,595,880
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	470,000	555,921
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	270,000	306,631
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	635,000	703,980
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	2,195,000	2,536,301
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	1,495,000	1,519,354
		$87,243,930
Healthcare Revenue - Long Term Care - 0.7%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Givens Estates), 6.5%, 2013 (c)	$800,000	$869,392
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 2031	480,000	506,962
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 2039	1,520,000	1,582,791
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	35,000	39,039
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	220,000	244,695
		$3,242,879
Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 2034	$1,000,000	$1,062,370

Miscellaneous Revenue - Other - 0.8%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$185,000	$205,023

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	$1,870,000	$2,067,491
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2025	1,000,000	1,217,540
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	100,000	105,467
		$3,595,521
Multi-Family Housing Revenue - 1.2%
Charlotte, NC, Housing Authority Rev., GNMA, 4.8%, 2048	$2,000,000	$2,009,300
Elizabeth City, NC, Multi-Family Housing Rev. (Walker Landing), “A”, GNMA, 5.125%, 2049	1,500,000	1,358,460
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 2022	1,000,000	1,004,210
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 2034	1,000,000	1,024,370
		$5,396,340
Port Revenue - 0.2%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2040	$1,000,000	$1,046,930

Sales & Excise Tax Revenue - 4.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$1,675,000	$1,882,130
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	1,140,000	1,245,302
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2032	2,865,000	3,512,146
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,740,000	1,915,931
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	15,000	19,219
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,725,000	1,898,138
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	1,865,000	1,976,079
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	1,925,000	2,084,140
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	840,000	893,483
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	4,540,000	1,297,396
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	1,970,000	1,881,370
		$18,605,334
Single Family Housing - State - 3.3%
North Carolina Housing Finance Agency Rev., “12-C”, 5.35%, 2033	$500,000	$500,370
North Carolina Housing Finance Agency Rev., “15-A”, AGM, 4.95%, 2032	375,000	375,262

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
North Carolina Housing Finance Agency Rev., “19-A”, 5.1%, 2030	$2,245,000	$2,262,668
North Carolina Housing Finance Agency Rev., “23-A”, 4.8%, 2037	1,890,000	1,879,038
North Carolina Housing Finance Agency Rev., “24-A”, 4.75%, 2026	1,820,000	1,835,397
North Carolina Housing Finance Agency Rev., “25-A”, 5.75%, 2037	785,000	796,532
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 2038	1,790,000	1,801,170
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 2038	1,955,000	1,994,198
North Carolina Housing Finance Agency Rev., “A”, 5.375%, 2023	180,000	181,319
North Carolina Housing Finance Agency, Home Ownership Rev., “2”, 4%, 2025	2,855,000	2,971,341
		$14,597,295
State & Agency - Other - 2.1%
Charlotte, NC, COP (Transit Projects), 5%, 2033	$3,000,000	$3,207,750
Charlotte, NC, COP (Transit Projects), “E”, 5%, 2035	1,990,000	2,078,436
Charlotte, NC, COP, “E”, 5%, 2026	760,000	840,210
Charlotte, NC, COP, “E”, 5%, 2034	2,000,000	2,152,980
Harnett County, NC, COP, AGM, 5.25%, 2015	1,020,000	1,064,268
		$9,343,644
State & Local Agencies - 7.7%
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 2039	$5,130,000	$5,459,449
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	2,260,000	1,497,024
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2045	1,355,000	1,357,656
Harnett County, NC, COP, ASSD GTY, 5%, 2029	400,000	438,744
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 2027	3,230,000	3,561,624
Mecklenburg County, NC, COP, “A”, 5%, 2028	350,000	388,112
Mooresville, NC, COP, 5%, 2032	3,120,000	3,268,730
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 2024	750,000	892,200
Pitt County, NC, Limited Obligation, “A”, 5%, 2035	2,000,000	2,184,240
Rutherford County, NC, COP (Rutherford County School), AMBAC, 5%, 2023	840,000	884,873
Salisbury, NC, COP, ASSD GTY, 5.625%, 2026	1,000,000	1,136,590
Wake County, NC, 5%, 2033	6,000,000	6,814,380
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 2032	3,000,000	3,419,040
Wilmington, NC, COP, “A”, 5%, 2038	2,650,000	2,826,013
		$34,128,675
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$420,000	$436,115

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	$145,000	$152,012
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	1,005,000	1,123,288
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	305,000	312,851
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	350,000	351,953
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	305,000	319,344
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	2,090,000	2,142,313
		$4,837,876
Tobacco - 1.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$515,000	$409,368
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	1,295,000	964,542
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	2,020,000	2,270,096
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,975,000	2,220,453
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	1,480,000	1,116,823
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	1,390,000	1,510,777
		$8,492,059
Transportation - Special Tax - 4.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 6%, 2018	$5,040,000	$5,929,056
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	1,715,000	1,971,067
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 2018 (c)	5,810,000	7,219,506
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 2028	2,300,000	2,636,766
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 2036	3,000,000	3,315,120
		$21,071,515
Universities - Colleges - 12.2%
Appalachian State University, NC, Rev., 4%, 2019	$1,080,000	$1,221,556
Appalachian State University, NC, Rev., “C”, NATL, 5%, 2030	1,000,000	1,046,690
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	1,000,000	1,177,610
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	2,000,000	2,178,060

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	$1,545,000	$1,861,169
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University Project), 5.25%, 2033	1,000,000	1,068,890
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2028	980,000	1,088,045
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2029	865,000	957,598
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2031	2,000,000	2,198,840
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2038	1,000,000	1,086,210
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 2040	1,565,000	1,748,950
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5.25%, 2012 (c)	2,000,000	2,049,920
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 2038	2,500,000	2,803,525
North Carolina Capital Facilities, Finance Agency Rev. (Johnson & Wales University), “A”, SYNCORA, 5.25%, 2022	1,870,000	1,893,955
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 2031	3,240,000	3,516,793
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	450,000	506,488
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 2020	2,180,000	2,187,761
University of North Carolina, Chapel Hill, 5%, 2028	2,000,000	2,125,760
University of North Carolina, Chapel Hill, 5%, 2031	3,250,000	3,600,090
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 2034	200,000	220,418
University of North Carolina, Charlotte, “A”, 5%, 2037	2,000,000	2,227,900
University of North Carolina, Greensboro, 5%, 2026	3,000,000	3,454,470
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 2034	1,890,000	2,049,043
University of North Carolina, Systems Pool Rev., “B”, NATL, 5%, 2033	1,180,000	1,250,965
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 2034	2,000,000	2,232,080
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 2024	1,615,000	1,905,442
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 2025	1,705,000	1,992,957
University of North Carolina, Systems Pool Rev., “C”, AMBAC, 5%, 2029	2,000,000	2,096,160

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 2028	$1,825,000	$1,927,109
		$53,674,454
Utilities - Investor Owned - 0.6%
Wake County, NC, Industrial Facilities & Pollution Control Rev. (Carolina Power & Light Co.), 5.375%, 2017	$2,500,000	$2,532,225

Utilities - Municipal Owned - 9.5%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	$520,000	$601,536
North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 2018	14,245,000	17,312,091
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2019 (u)	10,000,000	10,301,000
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, NATL, 5.25%, 2020 (u)	6,000,000	6,173,340
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5%, 2030	2,500,000	2,704,600
Raleigh, NC, “A”, 5%, 2020	4,000,000	4,998,120
		$42,090,687
Utilities - Other - 1.3%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$1,695,000	$2,099,732
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,055,000	1,170,902
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,290,000	1,411,828
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	805,000	861,229
		$5,543,691
Water & Sewer Utility Revenue - 9.6%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 2032	$1,000,000	$1,085,910
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 2035	3,000,000	3,334,080
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 2036	4,410,000	4,932,232
Charlotte, NC, Storm Water Fee Rev., 5%, 2034	3,675,000	3,917,917

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Charlotte, NC, Water & Sewer Systems Rev., 5%, 2021	$3,930,000	$4,882,671
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	1,045,000	1,026,138
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	565,000	551,276
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	960,000	992,947
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,710,000	1,859,129
Durham County, NC, Enterprise Systems Rev., NATL, 5%, 2023	1,675,000	1,729,856
Durham County, NC, Enterprise Systems Rev., 5%, 2029	1,590,000	1,844,320
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 2035	1,750,000	1,917,667
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 2033	2,400,000	2,586,360
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 2033	2,000,000	2,168,680
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 2030	500,000	565,860
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 2034	1,000,000	1,122,040
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 2036	800,000	899,248
San Francisco, CA, City & County Public Utilities Commission, Water Rev., “A”, 5.25%, 2031	2,590,000	2,940,867
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2033	1,600,000	1,747,184
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2034	2,000,000	2,255,880
		$42,360,262
Total Municipal Bonds (Identified Cost, $409,286,417)		$436,299,659

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	7,019,962	$7,019,962
Total Investments (Identified Cost, $416,306,379)		$443,319,621

Other Assets, Less Liabilities - (0.4)%		(1,838,283)
Net Assets - 100.0%		$441,481,338

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	40	$5,179,375	June - 2012	$57,050

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.8%
Allegheny County, PA, Airport Rev. (Pittsburgh International Airport), NATL, 5.75%, 2014	$1,000,000	$1,061,167
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	335,000	378,761
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 2040	2,000,000	2,091,520
Sacramento County, CA, Airport Systems Rev., 5%, 2040	470,000	489,618
		$4,021,066
General Obligations - General Purpose - 8.2%
Berks County, PA, 5%, 2022	$1,700,000	$1,973,292
Commonwealth of Pennsylvania, 5%, 2015	1,515,000	1,712,450
Commonwealth of Pennsylvania, 5%, 2019	1,000,000	1,220,030
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	250,000	255,760
Commonwealth of Puerto Rico, “A”, 6%, 2038	425,000	455,740
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)(u)	1,860,000	2,149,528
Luzerne County, PA, NATL, 5.25%, 2012 (c)	500,000	515,420
Luzerne County, PA, AGM, 6.75%, 2023	500,000	579,865
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	450,000	518,846
State of Maryland, “C”, 5%, 2019 (f)	1,000,000	1,240,020
State of Pennsylvania, 5%, 2024	1,000,000	1,203,910
		$11,824,861
General Obligations - Improvement - 0.1%
Guam Government, “A”, 6.75%, 2029	$75,000	$80,329
Guam Government, “A”, 7%, 2039	90,000	97,658
		$177,987
General Obligations - Schools - 9.8%
Allegheny Valley, PA, School District, “A”, NATL, 5%, 2028	$1,000,000	$1,046,650
Carlisle, PA, School District, 5%, 2026	1,000,000	1,159,150
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2031	1,150,000	479,424
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2033	760,000	276,610
Daniel Boone, PA, School District, 5%, 2032	500,000	536,535
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 2034	1,275,000	1,415,454
Gateway, PA, Allegheny School District, FGIC, 5.2%, 2023	1,000,000	1,043,980
Gettysburg, PA, School District, 5.25%, 2024	2,000,000	2,345,060
Palmyra, PA, School District, FGIC, 5.375%, 2016	820,000	823,214
Pennridge, PA, School District, NATL, 5%, 2013 (c)	50,000	52,044
Reading, PA, School District, “A”, 5%, 2018	1,000,000	1,137,120
Reading, PA, School District, “A”, 5%, 2020	665,000	758,885

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Scranton, PA, School District, “A”, AGM, 5%, 2027	$1,340,000	$1,450,135
State Public School Building Authority, PA School (Colonial Intermediate Unit 20), FGIC, 5%, 2030	500,000	519,980
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 2034	1,000,000	1,098,640
		$14,142,881
Healthcare Revenue - Hospitals - 18.7%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 2029	$1,000,000	$1,091,570
Allegheny County, PA, Hospital Development Authority Rev. (UPMC Health Systems), 5%, 2018	500,000	586,835
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	500,000	413,795
Blair County, PA, Hospital Authority Rev. (Altoona Regional Health System), 6%, 2039	750,000	775,838
Butler County, PA, Hospital Development Authority Rev. (Butler Health System, Inc.), 7.25%, 2039	500,000	586,490
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), ASSD GTY, 5.875%, 2029	500,000	521,635
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 2041	500,000	555,280
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 2040	1,000,000	1,062,960
Dauphin County, PA, General Authority Health Systems Rev. (Pinnacle Health System), “A”, 5.75%, 2020	750,000	854,468
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	305,000	328,519
Delaware County, PA, Authority Hospital Rev. (Crozer Keystone Obligations Group), “A”, 5%, 2031	500,000	461,630
Erie County, PA, Hospital Authority Rev. (Hamot Health Foundation), AMBAC, 5.25%, 2017	675,000	693,900
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	500,000	533,415
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	705,000	741,343
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 2034	1,000,000	1,077,760
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	500,000	556,010
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	165,000	184,899

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	$445,000	$495,726
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	335,000	375,692
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	390,000	439,444
Lancaster County, PA, Hospital Authority Rev., 5.5%, 2013 (c)	500,000	536,380
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5%, 2018	200,000	201,314
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	850,000	847,807
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), “A”, 5.625%, 2034	350,000	361,435
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), NATL, 7%, 2016	190,000	207,974
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), 5.25%, 2032	600,000	615,336
Lehigh County, PA, General Purpose Authority (St. Luke’s Bethlehem Hospital), 5.375%, 2013 (c)	600,000	641,838
Lehigh County, PA, Hospital Rev. (Lehigh Valley Hospital), AGM, 5.25%, 2019	500,000	505,910
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 2039	750,000	790,275
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	105,000	121,672
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	75,000	83,032
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	821,573
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 2027	250,000	254,945
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 2037	250,000	254,663
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2041	750,000	760,928
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial Hospital), 5.625%, 2032	400,000	401,540
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	20,000	21,229
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	500,000	514,550
Pennsylvania Central Bradford Progress Authority Rev. (Guthrie Health), 5%, 2031	1,250,000	1,367,088
Philadelphia, PA, Hospitals & Higher Education Facilities Authority (Temple University Health System), 5.5%, 2026	500,000	516,480

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Philadelphia, PA, Hospitals & Higher Education Facilities Authority (The Children’s Hospital of Philadelphia), “C”, 5%, 2025	$1,000,000	$1,127,620
South Central, PA, General Authority Rev. (Wellspan Health Properties, Inc.), “A”, 6%, 2025	750,000	865,140
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 2033	500,000	526,055
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	155,000	183,336
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 2032	500,000	538,615
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 2030	1,000,000	1,036,990
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	485,000	492,901
		$26,933,835
Healthcare Revenue - Long Term Care - 2.3%
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	$250,000	$250,728
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	300,000	264,774
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	250,000	251,093
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	110,000	116,790
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	40,000	42,469
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	500,000	504,870
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	500,000	539,480
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes), “A”, 5.45%, 2021	500,000	504,335
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 2029	250,000	271,713
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	250,000	234,420
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	65,000	72,818
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	105,000	116,082

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	$10,000	$11,154
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	70,000	77,858
		$3,258,584
Human Services - 0.1%
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	$150,000	$150,026

Industrial Revenue - Other - 0.8%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 2031	$1,000,000	$1,190,010

Miscellaneous Revenue - Other - 1.3%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$60,000	$66,494
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	610,000	674,422
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Air Cargo), 6.65%, 2025	515,000	515,113
Philadelphia, PA, Industrial Development Authority, 5.5%, 2023	500,000	561,265
		$1,817,294
Sales & Excise Tax Revenue - 2.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$580,000	$651,723
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2032	920,000	1,127,810
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	570,000	642,698
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	570,000	606,292
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	1,300,000	397,865
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	4,070,000	316,036
		$3,742,424
Single Family Housing - Local - 0.7%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “RR”, GNMA, 4.75%, 2025	$245,000	$248,489
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 2037	750,000	757,980
		$1,006,469

Issuer	Shares/Par	Value ($)

Single Family Housing - State - 4.9%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 5.1%, 2020	$1,085,000	$1,088,016
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 4.75%, 2028	1,000,000	1,029,850
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “100-A”, 5.35%, 2033	195,000	198,929
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “105-C”, 4.875%, 2034	500,000	511,440
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “91-A”, 4.875%, 2026	370,000	373,944
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “92-A”, 4.75%, 2031	1,060,000	1,064,388
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “93-A”, 5.75%, 2037	245,000	251,274
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “94-A”, 5.1%, 2031	500,000	508,090
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “95-A”, 4.875%, 2031	1,000,000	1,011,670
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 2022	1,000,000	1,007,680
		$7,045,281
Solid Waste Revenue - 0.6%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$300,000	$300,120
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	500,000	549,765
		$849,885
State & Agency - Other - 0.5%
New York State Dormitory Authority Rev. (State University), “B”, FGIC, 5.25%, 2019	$675,000	$768,629

State & Local Agencies - 2.0%
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	$715,000	$805,405
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	730,000	483,552
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.943%, 2018 (p)	50,000	62,644
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	500,000	538,300
State Public School Building Authority, PA, Jefferson County (Dubois Technical School), FGIC, 5%, 2026	1,000,000	1,032,490
		$2,922,391
Student Loan Revenue - 1.0%
Pennsylvania Higher Education, Capital Acquisition Rev., NATL, 5%, 2026	$1,500,000	$1,499,925

Tax - Other - 0.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$140,000	$145,372

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	$45,000	$47,176
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	125,000	139,853
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	140,034
		$472,435
Tax Assessment - 0.2%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	$240,000	$240,521

Tobacco - 1.7%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$127,182
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	755,000	576,405
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	665,000	466,491
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	755,000	848,831
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	500,000	377,305
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	90,000	87,936
		$2,484,150
Toll Roads - 0.7%
Pennsylvania Turnpike Commission, “A-1”, ASSD GTY, 5%, 2033	$1,000,000	$1,064,720

Transportation - Special Tax - 2.6%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	$655,000	$806,449
Pennsylvania Turnpike Commission, NATL, 5%, 2024	1,775,000	1,860,200
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 2030	1,000,000	1,119,380
		$3,786,029
Universities - Colleges - 18.9%
Adams County, PA, Industrial Development Authority Rev. (Gettysburg College), “A”, 5.875%, 2021	$250,000	$260,515
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 2035	750,000	760,913
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 2033	1,250,000	1,301,138
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, SYNCORA, 5%, 2024	1,000,000	1,056,940
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	250,000	262,360

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 2040	$500,000	$520,840
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 2031	250,000	279,070
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 2026	1,000,000	1,063,970
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 2039	300,000	314,235
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 2031	565,000	588,962
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 2034	750,000	800,985
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 2031	350,000	387,349
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 2040	1,000,000	1,028,160
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5.5%, 2038	500,000	520,885
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), “B”, 5%, 2023	500,000	510,490
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	1,050,000	1,143,482
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 2037	500,000	528,195
Lycoming County, PA (College of Technology), AMBAC, 5.25%, 2032	750,000	750,803
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	420,000	469,686
Montgomery County, PA, Higher Education & Health Authority Rev. (Acadia University), 5.25%, 2030	1,100,000	1,154,109
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	505,000	608,343
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 2034	250,000	269,110
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 2033	500,000	562,475
Pennsylvania Higher Educational Facilities Authority Rev. (Allegheny College), 4.75%, 2031	500,000	515,095
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5.2%, 2032	500,000	504,500
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 2037	630,000	650,374
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	500,000	534,290
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5%, 2037	500,000	507,510

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 2020	$500,000	$532,780
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 2041	500,000	525,700
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Josephs University), “A”, 5%, 2040	1,500,000	1,588,935
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), 5.375%, 2029	300,000	304,554
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), 5%, 2031	300,000	307,266
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 2038	1,000,000	1,037,900
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), 5.25%, 2021	1,000,000	1,030,550
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), “A”, 5%, 2037	1,000,000	1,117,510
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 2030	1,000,000	1,062,800
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 2035	1,000,000	1,061,510
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	750,000	752,880
		$27,177,169
Universities - Dormitories - 2.2%
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	$750,000	$738,443
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,000,000	1,059,160
Pennsylvania Higher Educational Facilities Authority Rev. (Indiana University Foundation), “A”, 5%, 2041	750,000	751,133
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University), 6.25%, 2043	500,000	535,455
		$3,084,191
Universities - Secondary Schools - 1.5%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$345,000	$399,631
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2037	500,000	504,430
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 2040	500,000	501,760

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	$665,000	$704,208
		$2,110,029
Utilities - Cogeneration - 0.8%
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	$50,000	$50,553
Pennsylvania Economic Development Financing Authority Rev., Water Facilities Rev. (Aqua Pennsylvania, Inc.), “B”, 5%, 2043	1,000,000	1,061,240
		$1,111,793
Utilities - Investor Owned - 2.4%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 2039	$1,000,000	$1,083,640
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	415,000	498,701
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	110,000	127,955
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	600,000	680,640
Pennsylvania Economic Development Financing Authority, Water Facility Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 2039	1,000,000	1,070,190
		$3,461,126
Utilities - Municipal Owned - 1.0%
Guam Power Authority Rev., “A”, 5.5%, 2030	$315,000	$323,596
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,000,000	1,033,980
		$1,357,576
Utilities - Other - 1.4%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$545,000	$675,135
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	280,000	349,611
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	420,000	466,141
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	235,000	259,167
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	255,000	272,812
		$2,022,866
Water & Sewer Utility Revenue - 7.4%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 2040	$1,000,000	$1,067,240
Bucks County, PA (Suburban Water Co.), FGIC, 5.55%, 2032	1,000,000	1,001,490
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 2033	1,000,000	1,112,450
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	340,000	333,863

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.125%, 2037	$180,000	$175,628
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	290,000	299,953
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	1,048,050
Erie, PA, Water Authority Rev., AGM, 5%, 2043	1,000,000	1,051,920
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	260,000	258,336
Harrisburg, PA, Water Authority Rev., 5.25%, 2031	1,000,000	857,730
Lancaster County, PA, Water & Sewer Authority Rev., NATL, 5%, 2028	440,000	454,304
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 2032	1,000,000	1,073,160

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 2036	$1,000,000	$1,058,720
St. Mary’s, PA, Water Authority Rev., 5.15%, 2030	750,000	781,808
		$10,574,652
Total Municipal Bonds (Identified Cost, $133,065,149)		$140,298,805

Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	4,148,879	$4,148,879
Total Investments (Identified Cost, $137,214,028)		$144,447,684

Other Assets, Less Liabilities - (0.4)%		(596,066)
Net Assets - 100.0%		$143,851,618

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	8	$1,102,000	June - 2012	$30,472
U.S. Treasury Note 10 yr (Short)	USD	5	647,422	June - 2012	7,131

					$37,603

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.6%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.9%
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 2040	$2,250,000	$2,337,593
Richland Lexington, SC, Airport Rev. (Columbia Airport), AGM, 5.125%, 2025	1,500,000	1,547,640
		$3,885,233
General Obligations - General Purpose - 8.0%
Charleston County, SC, Capital Improvement, Transportation Sales Tax Rev., 5%, 2024	$3,000,000	$3,698,310
Charleston County, SC, Capital Improvement, Transportation Sales Tax Rev., 4%, 2029	2,000,000	2,153,260
Clinton, SC, Laurens County School District, ASSD GTY, 6.125%, 2033	1,000,000	1,151,860
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	655,000	724,816
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	345,000	352,949
Commonwealth of Puerto Rico, “A”, 6%, 2038	560,000	600,505
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	2,620,000	2,658,697
Hilton Head Island, SC, Rev., NATL, 5.125%, 2022	1,000,000	1,015,880
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	630,000	637,377
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,235,000	1,288,167
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	755,000	808,530
State of California, 5.25%, 2029	890,000	985,292
		$16,075,643
General Obligations - Improvement - 3.3%
Guam Government, “A”, 5.25%, 2037	$280,000	$251,334
Guam Government, “A”, 7%, 2039	50,000	54,255
South Carolina, State Highway, “A”, 5%, 2018	5,150,000	6,277,541
		$6,583,130
General Obligations - Schools - 5.5%
Orangeburg County, SC, Consolidated School District, 4%, 2019	$1,315,000	$1,483,051
Orangeburg County, SC, Consolidated School District, AGM, 5.375%, 2022	2,050,000	2,146,022
Richland County, SC, School District No.1, “A”, 5%, 2025	2,000,000	2,381,720
Richland County, SC, School District No.1, “A”, 5%, 2029	3,000,000	3,456,690
York County, SC, School District, 5%, 2030	1,570,000	1,629,252
		$11,096,735
Healthcare Revenue - Hospitals - 16.5%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	$400,000	$430,844

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$925,000	$972,684
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	1,050,000	1,078,928
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 2037	3,000,000	3,160,170
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 2020	3,400,000	4,089,724
Greenwood County, SC, Hospital Facilities Rev. (Self Memorial Hospital), 5.5%, 2021	1,000,000	1,003,450
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 2039	1,000,000	1,057,080
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	1,055,000	1,101,325
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	550,000	611,611
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	155,000	173,682
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	480,000	536,304
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	155,000	173,693
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	605,000	673,964
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	465,000	521,484
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	605,000	681,702
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	865,000	979,457
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	276,375
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	276,375
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 2032	1,500,000	1,594,275
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5.5%, 2013 (c)	1,000,000	1,082,470
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 2026	500,000	557,115
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	465,000	478,848

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	$315,000	$323,981
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	400,000	439,132
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	445,000	467,455
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	585,000	657,762
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	915,000	1,164,328
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2012 (c)	260,000	268,616
South Carolina Jobs & Economic Development Authority (Bon Secours - St. Francis Medical Center, Inc.), 5.625%, 2030	990,000	1,012,503
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2038	1,500,000	1,592,640
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	750,000	785,093
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 2030	375,000	379,946
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	275,000	298,911
Spartanburg County, SC, Health Services District, Inc., Hospital Rev., AGM, 5.25%, 2012 (c)	1,425,000	1,427,223
Spartanburg County, SC, Health Services District, Inc., Hospital Rev., AGM, 5.25%, 2032	825,000	825,503
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	105,000	119,245
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	255,000	282,701
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	945,000	1,091,938
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	640,000	650,426
		$33,298,963
Healthcare Revenue - Long Term Care - 0.5%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2047	$356,475	$248,010
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	152,775	4,713

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 2026	$400,000	$350,848
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home), “A”, 6.375%, 2032	400,000	400,784
		$1,004,355
Human Services - 0.4%
Greenville County, SC, Hospital Rev. (Chestnut Hill), “A”, 8%, 2015	$720,000	$728,928

Industrial Revenue - Chemicals - 0.5%
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	$1,000,000	$950,630

Industrial Revenue - Other - 0.6%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 2017 (c)	$1,000,000	$1,262,320

Industrial Revenue - Paper - 0.5%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 6.1%, 2023	$1,000,000	$1,039,870

Miscellaneous Revenue - Other - 1.6%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$80,000	$88,658
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	810,000	895,544
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	775,000	305,265
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2018	570,000	570,564
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2019	595,000	595,494
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2020	630,000	630,441
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	45,000	47,460
		$3,133,426
Multi-Family Housing Revenue - 1.1%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2038	$1,000,000	$1,019,630
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.1%, 2041	1,210,000	1,226,480
		$2,246,110
Port Revenue - 0.1%
South Carolina Ports Authority, Ports Rev., 5.25%, 2040	$250,000	$270,100

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 3.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$725,000	$782,268
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2032	1,235,000	1,513,962
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	735,000	773,588
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	745,000	840,017
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	820,000	868,839
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	845,000	914,856
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	1,500,000	1,595,505
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	1,840,000	525,817
		$7,814,852
Single Family Housing - State - 3.0%
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.5%, 2034	$60,000	$60,395
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.2%, 2035	720,000	724,025
South Carolina Housing, Finance & Development Authority Rev., 5.55%, 2038	955,000	978,436
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AGM, 6%, 2020	245,000	247,521
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AGM, 5.35%, 2024	1,400,000	1,414,784
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AMBAC, 5.15%, 2037	975,000	1,021,069
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 2032	1,500,000	1,507,935
		$5,954,165
Solid Waste Revenue - 0.5%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 2028	$1,000,000	$1,054,410

State & Local Agencies - 3.3%
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 2031	$3,720,000	$4,036,014
Greenville County, SC, School District Installment Purchase Rev., 5%, 2027 (f)	500,000	557,190
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 2028	680,000	754,610
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	290,000	323,121
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	910,000	1,039,721
		$6,710,656

Issuer	Shares/Par	Value ($)

Tax - Other - 1.9%
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 2022	$1,025,000	$1,177,674
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2029	750,000	781,898
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2030	500,000	521,955
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	180,000	186,907
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	60,000	62,902
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	665,000	679,344
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	160,000	179,011
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	180,000	186,712
		$3,776,403
Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	$435,000	$384,205

Tobacco - 2.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$225,000	$178,850
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	930,000	710,009
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-2”, 0% to 2012, 5.30% to 2037	840,000	589,252
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	910,000	1,022,667
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	850,000	955,638
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	845,000	637,645
		$4,094,061
Transportation - Special Tax - 3.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2012 (c)	$515,000	$520,943
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	735,000	775,116
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2023	500,000	501,415
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2027	2,000,000	2,074,260
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,645,000	1,754,837
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,500,000	1,522,425
		$7,148,996

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - 7.9%
California Educational Facilities Authority Rev. (Pitzer College), “A”, 5%, 2030	$900,000	$915,993
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, SYNCORA, 5%, 2024	800,000	828,824
Educational Facilities Authority Private Non-Profit Institutions of Higher Learning (Wofford College), “A”, 5%, 2036	1,000,000	1,037,050
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	1,055,000	1,148,062
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	555,000	593,944
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	200,000	225,106
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 2032	1,000,000	1,045,010
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2035	1,000,000	1,089,270
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 2038	1,000,000	1,104,540
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2040	2,000,000	2,155,400
University of South Carolina, Higher Education Rev., “A”, 5%, 2035	2,555,000	2,802,017
University of South Carolina, Higher Education Rev., “A”, 5%, 2039	1,000,000	1,070,960
University of South Carolina, University Rev., “A”, AMBAC, 5%, 2034	1,815,000	1,838,631
		$15,854,807
Utilities - Investor Owned - 0.6%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	$800,000	$961,352
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	150,000	174,485
		$1,135,837
Utilities - Municipal Owned - 9.8%
Easley, SC, Utility Rev., AGM, 5%, 2012 (c)	$1,000,000	$1,031,090
Easley, SC, Utility Rev., AGM, 5.25%, 2031	2,500,000	2,735,975
Easley, SC, Utility Rev., ASSD GTY, 5%, 2034	2,325,000	2,565,614
Greenwood, SC, Combined Public Utility, Refunding & Improvement Systems, NATL, 5%, 2021	175,000	183,400
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	2,700,000	3,410,532
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 2030	1,000,000	1,093,540
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 2027	530,000	549,478
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 2033	1,000,000	1,117,920
South Carolina Public Service Authority Rev. (Santee Cooper), “E”, 5%, 2040	2,000,000	2,210,380
South Carolina Public Service Authority Rev., “A”, 5.5%, 2038	2,500,000	2,831,500

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
South Carolina Public Service Authority, “A”, AMBAC, 5%, 2034	$2,000,000	$2,087,420
		$19,816,849
Utilities - Other - 1.3%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$685,000	$848,564
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	130,000	154,551
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	270,000	300,264
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	290,000	319,824
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	570,000	623,831
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	330,000	353,051
		$2,600,085
Water & Sewer Utility Revenue - 16.2%
Anderson County, SC, Water & Sewer Systems Rev., FGIC, 5.125%, 2032	$2,000,000	$2,043,920
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 2035	1,000,000	1,126,510
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, “B”, 5%, 2013 (c)	1,000,000	1,035,860
Columbia, SC, Waterworks & Sewer Systems Rev., AGM, 5%, 2029	1,020,000	1,146,745
Columbia, SC, Waterworks & Sewer Systems Rev., 5%, 2030	1,000,000	1,150,680
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2025	580,000	679,632
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2036	3,000,000	3,343,800
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	475,000	466,426
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,096,100
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2029	1,000,000	1,074,220
Grand Strand, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2041	3,000,000	3,322,590
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 2024	1,000,000	1,149,120
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 2030	1,000,000	1,091,280
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	312,984
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2039	2,000,000	2,235,900
Myrtle Beach, SC, Water & Sewer Authority Rev., AGM, 4.5%, 2028	1,770,000	1,866,589
Rock Hill, SC, Utility Systems Rev., Refunding & Improvement, “A”, AGM, 5.375%, 2023	500,000	511,635
Spartanburg, SC, Water & Sewer Authority Rev., “B”, NATL, 5.25%, 2030	1,250,000	1,293,975

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 2039	$2,000,000	$2,177,840
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 2017	2,040,000	2,419,848
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 2025	540,000	582,665
York County, SC, Water & Sewer Rev., Refunding & Capital Improvement, NATL, 5%, 2027	1,490,000	1,506,599
		$32,634,918
Total Municipal Bonds (Identified Cost, $180,031,753)		$190,555,687

Money Market Funds - 4.5%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	9,094,418	$9,094,418
Total Investments (Identified Cost, $189,126,171)		$199,650,105

Other Assets, Less Liabilities - 0.9%		1,887,179
Net Assets - 100.0%		$201,537,284

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	17	$2,201,234	June - 2012	$24,246

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.8%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 2039	$1,000,000	$1,064,500
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 2025	1,000,000	1,118,350
		$2,182,850
General Obligations - General Purpose - 13.6%
Chattanooga, TN, “B”, 4%, 2026	$1,270,000	$1,376,413
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	270,000	276,221
Commonwealth of Puerto Rico, “A”, 6%, 2038	455,000	487,910
Johnson City, TN, 5%, 2031	1,000,000	1,106,210
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2021	2,000,000	2,438,460
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2028	2,000,000	2,219,460
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 2034	1,000,000	1,089,610
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	480,000	485,621
Puerto Rico Public Buildings Authority Rev., Guaranteed, “L”, 5.5%, 2021	1,000,000	1,076,420
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	480,000	553,435
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	525,000	631,008
State of California, 5.25%, 2029	535,000	592,282
State of California, 5.125%, 2033	525,000	551,623
State of Tennessee, “A”, 5%, 2029	1,500,000	1,767,915
Sumner County, TN, 5%, 2021	1,300,000	1,627,327
		$16,279,915
General Obligations - Improvement - 1.1%
Guam Government, “A”, 5.25%, 2037	$215,000	$192,988
Williamson County, TN, School District, “A”, 4%, 2019	1,015,000	1,172,274
		$1,365,262
General Obligations - Schools - 2.1%
Rutherford County, TN, School & Public Improvement, 5%, 2022	$1,510,000	$1,515,481
Williamson County, TN, School District, 5%, 2026	740,000	941,199
		$2,456,680
Healthcare Revenue - Hospitals - 20.4%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 2033	$1,000,000	$1,199,550
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	295,000	317,747

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$680,000	$715,054
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	125,000	140,066
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	405,000	452,507
Jackson, TN, Hospital Rev. (Jackson-Madison Project), 5.625%, 2038	1,000,000	1,089,150
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 2018 (c)	1,165,000	1,167,598
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2031	400,000	416,828
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	600,000	622,188
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	790,000	890,156
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	265,000	300,065
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Catholic Health Partners), 6.5%, 2012 (c)	300,000	303,582
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	4,000,000	1,166,040
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Fort Sanders), NATL, 5.75%, 2014	3,250,000	3,455,172
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (University Health Systems, Inc.), 5.25%, 2036	1,000,000	1,028,240
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev., “A”, AGM, 5%, 2013 (c)	545,000	564,124
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev., “A”, AGM, 5%, 2022	455,000	458,499
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	675,000	695,101
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	190,000	195,417
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	85,000	98,496

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	$510,000	$559,893
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Group), “C”, 5%, 2040	1,500,000	1,631,415
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 6.5%, 2012 (c)	625,000	641,144
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 5%, 2031	500,000	533,975
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), 5%, 2036	1,250,000	1,335,450
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 2027	1,500,000	1,611,615
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), ETM, 6.5%, 2021 (c)	375,000	384,686
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	170,000	201,078
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	635,000	647,973
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	1,000,000	85,000
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	785,000	907,060
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	535,000	543,715
		$24,358,584
Healthcare Revenue - Long Term Care - 0.6%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 2023	$500,000	$500,980
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	250,000	249,138
		$750,118
Industrial Revenue - Other - 0.5%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$510,000	$554,222

Miscellaneous Revenue - Entertainment & Tourism - 2.3%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 2029	$2,500,000	$2,724,350

Miscellaneous Revenue - Other - 2.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$1,000,000	$1,048,200

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - 2.4%
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	$610,000	$611,763
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 2026	1,000,000	1,004,570
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “C”, NATL, 0%, 2028	570,000	224,517
		$2,889,050
Multi-Family Housing Revenue - 1.3%
Knoxville, TN, Community Development Corp., 5%, 2024	$1,000,000	$1,054,580
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Herman Street), FHA, 7.25%, 2032	485,000	469,839
		$1,524,419
Sales & Excise Tax Revenue - 2.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$480,000	$539,357
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	300,000	327,711
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	525,000	552,563
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,220,000	1,305,449
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	7,755,000	533,699
		$3,258,779
Single Family Housing - State - 6.3%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2026	$1,510,000	$1,533,027
Tennessee Housing Development Agency Rev., Homeownership Program, 5.05%, 2027	555,000	555,466
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2029	960,000	1,001,722
Tennessee Housing Development Agency Rev., Homeownership Program, 5.25%, 2034	230,000	233,323
Tennessee Housing Development Agency Rev., Homeownership Program, 5.45%, 2038	1,550,000	1,625,810
Tennessee Housing Development Agency Rev., Homeownership Program, “1-A”, 5.7%, 2039	205,000	215,406
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 2024	1,480,000	1,531,489
Tennessee Housing Development Agency Rev., Mortgage Finance, 5.2%, 2023	795,000	809,008
		$7,505,251
State & Agency - Other - 0.9%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 2040	$1,000,000	$1,054,610

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - 11.0%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2020	$700,000	$815,094
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2024	1,000,000	1,136,100
Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.125%, 2012 (c)	2,000,000	2,056,920
Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.35%, 2012 (c)	1,665,000	1,714,550
Tennessee School Bond Authority (Higher Education Facilities), “A”, AGM, 5.25%, 2012 (c)	3,000,000	3,011,460
Tennessee School Bond Authority, “B”, 5.125%, 2033	2,000,000	2,229,680
Tennessee School Bond Authority, “C”, AGM, 5%, 2032	2,000,000	2,259,280
		$13,223,084
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$150,000	$155,756
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	50,000	52,418
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	425,000	434,167
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	625,000	640,644
		$1,282,985
Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$147,055
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	200,000	224,856
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	410,000	309,390
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	375,000	407,584
Tobacco Settlement Financing Corp., 5%, 2031	750,000	643,965
		$1,732,850
Transportation - Special Tax - 0.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$600,000	$689,586

Universities - Colleges - 4.5%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 2039	$500,000	$546,335
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	250,000	267,660
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	835,000	908,655
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	335,000	358,507

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	$370,000	$413,771
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 2034	2,500,000	2,776,550
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	120,000	135,064
		$5,406,542
Universities - Dormitories - 0.9%
Shelby County, TN, Health Educational & Housing Facilities Board Rev. (Rhodes College), 5.5%, 2040	$1,000,000	$1,138,270

Utilities - Municipal Owned - 10.7%
Chattanooga, TN, Electric Rev., “A”, 5%, 2033	$3,000,000	$3,288,510
Citizens Gas Utility District, TN, Gas Rev., 5%, 2035	1,000,000	1,052,250
Clarksville, TN, Electric System Rev., “A”, 5%, 2034	1,250,000	1,379,775
Guam Power Authority Rev., “A”, 5.5%, 2030	300,000	308,187
Johnson City, TN, Electric Rev., AGM, 5%, 2029	1,000,000	1,087,700
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	195,000	225,576
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., “A”, AMBAC, 5%, 2029	1,000,000	1,063,270
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., “A”, 5%, 2036	1,000,000	1,118,630
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., Capital Appreciation, NATL, 0%, 2012	3,305,000	3,300,241
		$12,824,139
Utilities - Other - 1.5%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	$225,000	$250,220
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	115,000	126,827
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	85,000	93,344
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,200,000	1,313,328
		$1,783,719
Water & Sewer Utility Revenue - 8.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	$1,000,000	$1,048,050
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	460,000	500,117
Harpeth Valley Utility District, TN, Davidson & Williamson Counties Rev., FGIC, 5.25%, 2037	1,000,000	1,072,780
Hendersonville, TN, Utility District Waterworks & Sewer Rev., AGM, 5%, 2031	1,000,000	1,084,410
Knoxville, TN, Waste Water System Rev., “A”, NATL, 5%, 2037	2,620,000	2,821,006

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Rutherford County, TN, Water Rev., NATL, 5%, 2027	$770,000	$819,973
San Francisco, CA, City & County Public Utilities Commission, Water Rev., “A”, 5.25%, 2031	695,000	789,152
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 2033	2,140,000	2,359,971
		$10,495,459
Total Municipal Bonds (Identified Cost, $108,784,405)		$115,480,724

Money Market Funds - 2.1%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,440,114	$2,440,114
Total Investments (Identified Cost, $111,224,519)		$117,920,838

Other Assets, Less Liabilities - 1.4%		1,709,161
Net Assets - 100.0%		$119,629,999

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	14	$1,812,781	June - 2012	$19,967

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.4%

Issuer	Shares/Par	Value ($)

Airport Revenue - 4.0%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$855,000	$967,286
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 2028	1,500,000	1,615,110
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5.125%, 2024	1,000,000	1,036,560
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5%, 2025	705,000	728,653
Metropolitan Washington, DC, Airport Authority Rev., “A”, AGM, 5%, 2032	1,455,000	1,504,004
Metropolitan Washington, DC, Airport Authority Rev., “A”, NATL, 5%, 2035	3,000,000	3,062,520
Norfolk, VA, Airport Authority Rev., AGM, 5%, 2023	2,000,000	2,246,800
Norfolk, VA, Airport Authority Rev., AGM, 5%, 2024	1,000,000	1,112,510
Sacramento County, CA, Airport Systems Rev., 5%, 2040	1,060,000	1,104,244
Virginia Resources Authority, Airport Rev., “B”, 5.125%, 2027	720,000	723,355
		$14,101,042
General Obligations - General Purpose - 5.4%
Chesapeake, VA, “B”, 5%, 2019	$550,000	$670,588
Chesapeake, VA, “B”, 5%, 2023	1,930,000	2,327,966
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	645,000	659,861
Commonwealth of Puerto Rico, “A”, 6%, 2038	1,070,000	1,147,393
Commonwealth of Puerto Rico, Public Improvement, “A”, 5.5%, 2039	4,625,000	4,693,311
Isle Wight County, VA, “A”, 4%, 2020	1,045,000	1,189,544
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	840,000	968,512
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	920,000	1,105,766
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,565,000	1,632,373
Stafford County, VA, Industrial Development Authority Rev., “B”, NATL, 5%, 2034	3,060,000	3,088,519
State of California, 5.25%, 2029	1,595,000	1,765,777
		$19,249,610
General Obligations - Improvement - 3.7%
Arlington County, VA, 4.5%, 2013 (c)	$50,000	$51,672
Arlington County, VA, 4.5%, 2028	205,000	211,937
Arlington County, VA, “A”, 5%, 2026	1,000,000	1,203,010
Guam Government, “A”, 6.75%, 2029	925,000	990,721
Guam Government, “A”, 5.25%, 2037	540,000	484,715
Guam Government, “A”, 7%, 2039	110,000	119,360
Loudoun County, VA, “B”, 5%, 2018	5,500,000	6,735,685
Lynchburg, VA, Public Improvement, 5%, 2023	1,000,000	1,191,800

Issuer	Shares/Par	Value ($)

General Obligations - Improvement - continued
Prince William County, VA, Public Improvement, “A”, 5%, 2026	$1,000,000	$1,264,880
Prince William County, VA, Public Improvement, “A”, 5%, 2028	800,000	1,011,232
		$13,265,012
Healthcare Revenue - Hospitals - 15.7%
Albemarle County, VA, Industrial Development Authority, Hospital Rev. (Martha Jefferson Hospital), 5.25%, 2035	$3,000,000	$3,021,120
Arlington County, VA, Industrial Development Authority, Hospital Facility Rev. (Virginia Hospital Center Arlington Health Systems), 5%, 2031	2,000,000	2,108,940
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 2037	1,000,000	1,017,960
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2029	1,000,000	1,072,500
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2035	1,500,000	1,672,425
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “C”, 5%, 2025	500,000	564,300
Fauquier County, VA, Industrial Development Authority, Hospital Rev., 5.25%, 2037	2,000,000	2,094,040
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 2019	1,125,000	1,279,901
Fredericksburg, VA, Industrial Development Rev. (Medicorp Health Systems), “B”, 5.125%, 2033	750,000	750,773
Henrico County, VA, Economic Development Authority Rev., 5.6%, 2012 (c)	85,000	87,831
Henrico County, VA, Economic Development Authority Rev., 5.6%, 2030	1,915,000	1,958,241
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 2042	1,750,000	1,845,008
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 2020	1,500,000	1,758,270
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	970,000	1,083,781
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	375,000	420,225
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	1,110,000	1,236,529

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Loudoun County, VA, Industrial Development Authority, Hospital Rev. (Loudoun Hospital Center), “A”, 6.1%, 2012 (c)	$1,000,000	$1,019,050
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,635,000	1,683,690
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	550,000	565,681
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	200,000	221,418
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	635,000	697,122
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	1,315,000	1,426,841
Prince William County, VA, Industrial Development Authority, Hospital Rev. (Potomac Hospital Corp.), 5.2%, 2026	1,000,000	1,018,180
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 2033	2,385,000	2,523,425
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Bedford Memorial Hospital), “B”, ASSD GTY, 5%, 2038	3,000,000	3,093,780
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 2017 (c)	3,000,000	3,470,070
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	1,805,000	2,296,844
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 2040	4,000,000	4,285,000
Virginia Small Business Financing Authority, Hospital Rev. (Wellmont Health Project), “A”, 5.25%, 2037	2,000,000	2,052,860
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 2029	1,400,000	1,697,066
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	220,000	249,847
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	530,000	587,574
Winchester, VA, Industrial Development Authority, Hospital Rev. (Valley Health Systems), “E”, 5.75%, 2039	3,000,000	3,178,860
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,880,000	2,172,321
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	1,280,000	1,300,851
		$55,512,324

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - 1.6%
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 2038	$750,000	$743,198
Henrico County, VA, Economic Development Authority Residential Care, 6.7%, 2012 (c)	200,000	202,000
Henrico County, VA, Economic Development Authority Residential Care, 6.7%, 2027	550,000	551,414
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	1,000,000	750,370
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 2037	1,000,000	924,980
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	1,240,000	1,218,226
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 2031	750,000	728,715
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	175,000	196,047
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	265,000	292,968
		$5,607,918
Industrial Revenue - Environmental Services - 0.5%
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	$1,750,000	$1,835,838

Industrial Revenue - Other - 0.8%
Loudoun County, VA, Industrial Development Authority Rev. (Dulles Airport Marriott Hotel), 7.125%, 2015	$2,000,000	$2,004,900
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	1,000,000	1,019,460
		$3,024,360
Industrial Revenue - Paper - 0.0%
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	$1,750,000	$36,750

Miscellaneous Revenue - Other - 0.2%
Norfolk, VA, Airport Authority Rev. (Air Cargo), 6.25%, 2030	$495,000	$475,982
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	80,000	84,374
		$560,356
Multi-Family Housing Revenue - 4.7%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 2031	$2,960,000	$2,980,335

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - continued
Virginia Housing Development Authority Rev., “C”, 5.625%, 2038	$1,355,000	$1,391,978
Virginia Housing Development Authority Rev., “D”, 4.6%, 2033	1,000,000	998,590
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 2030	1,450,000	1,549,702
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 2045	3,050,000	3,155,683
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 2039	3,000,000	3,139,530
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 2037	1,330,000	1,373,065
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 2045	2,125,000	2,193,298
		$16,782,181
Parking - 0.5%
Norfolk, VA, Parking Systems Rev., NATL, 5%, 2020	$1,630,000	$1,632,249

Port Revenue - 1.2%
Virginia Port Authority Facilities Rev., FGIC, 5%, 2036	$1,000,000	$1,007,110
Virginia Port Authority Facilities Rev., 5%, 2040	3,000,000	3,223,890
		$4,231,000
Sales & Excise Tax Revenue - 3.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$1,320,000	$1,424,267
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,445,000	1,591,104
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	2,135,000	2,247,088
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	40,000	51,251
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,430,000	1,573,529
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	4,650,000	4,975,686
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	3,795,000	1,084,497
		$12,947,422
Single Family Housing - State - 5.1%
Virginia Housing Development Authority Commonwealth, 5.1%, 2035	$2,000,000	$2,038,120
Virginia Housing Development Authority Commonwealth, “A”, 5%, 2031	2,000,000	2,024,460
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 2032	2,000,000	2,018,980
Virginia Housing Development Authority Commonwealth, “C”, 4.4%, 2022	1,270,000	1,276,109
Virginia Housing Development Authority Commonwealth, “C”, 4.66%, 2027	1,285,000	1,290,500
Virginia Housing Development Authority Commonwealth, “C”, 4.625%, 2027	2,630,000	2,638,889

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
Virginia Housing Development Authority Commonwealth, “C”, 4.75%, 2032	$1,795,000	$1,805,878
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 2041	3,770,000	3,947,869
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	1,000,000	1,031,750
		$18,072,555
State & Agency - Other - 2.3%
Fairfax County, VA, “A”, 5%, 2019	$4,000,000	$4,931,920
Fairfax County, VA, COP, 6.1%, 2017	3,090,000	3,157,424
		$8,089,344
State & Local Agencies - 13.5%
Caroline County, VA, Industrial Development Authority Lease Rev., AMBAC, 5.125%, 2034	$1,000,000	$1,009,120
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.074%, 2037	1,915,000	1,268,496
Dinwiddie County, VA, Industrial Development Authority Lease Rev., “B”, NATL, 5%, 2030	2,500,000	2,545,700
Fairfax County, VA, Economic Development Authority (Fairfax Public Improvement Project), 5%, 2030	1,000,000	1,056,770
Fairfax County, VA, Economic Development Authority Rev. (U.S. Route 28), NATL, 5%, 2029	1,000,000	1,052,870
Front Royal & Warren County, VA, Industrial Development Authority Lease Rev., School & Capital Improvement, “B”, AGM, 5%, 2035	2,875,000	2,955,586
King George County, VA, Industrial Development Authority Lease Rev., AGM, 5%, 2036	2,000,000	2,050,020
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	1,000,000	1,067,040
Middlesex County, VA, Industrial Development Authority Rev., AMBAC, 5.25%, 2012 (c)	2,000,000	2,052,640
Middlesex County, VA, Industrial Development Authority Rev., AMBAC, 5.125%, 2012 (c)	1,000,000	1,025,920
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2029	500,000	542,755
Powhatan County, VA, 5%, 2032	2,500,000	2,800,350
Powhatan County, VA, Economic Development Authority Lease Rev., Capital Projects, AMBAC, 5.25%, 2033	1,000,000	1,024,090
Prince William County, VA, Lease Partnerships, 5%, 2021	1,500,000	1,511,460
Richmond, VA, Public Facilities (Megahertz Project), “A”, COP, AMBAC, 5%, 2022	1,600,000	1,602,512
Southwest Virginia Regional Jail Authority Rev., NATL, 5%, 2035	1,720,000	1,720,619
Stafford County, VA, Economic Development Authority Lease Rev., ASSD GTY, 5%, 2033	3,000,000	3,214,530
Virginia College Building Authority, Educational Facilities Rev., 5%, 2023	2,140,000	2,628,605
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2029	1,500,000	1,706,655

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 2027	$3,000,000	$3,483,240
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 4.5%, 2028	3,000,000	3,289,050
Virginia Public Building Authority, Public Facilities Rev., “B”, 5.25%, 2028	1,000,000	1,137,970
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 2029	1,050,000	1,185,660
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 2021	1,000,000	1,144,630
Virginia Public School Authority (1997 Resolution), “A”, 5%, 2019	1,175,000	1,433,723
Virginia Public School Authority (1997 Resolution), “A”, 5%, 2030	1,000,000	1,140,010
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	1,670,000	1,908,059
		$47,558,080
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$365,000	$379,005
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	120,000	125,803
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	1,265,000	1,292,286
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	830,000	927,691
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	250,000	256,435
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	285,000	286,590
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	250,000	261,758
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,645,000	1,686,174
		$5,215,742
Tobacco - 1.7%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	$175,000	$133,604
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,575,000	1,770,741
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	1,105,000	1,201,013
Tobacco Settlement Financing Corp., 5.625%, 2015 (c)	1,000,000	1,154,580
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	350,000	341,975
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	2,000,000	1,323,800
		$5,925,713
Toll Roads - 0.6%
Metropolitan Washington, DC, Airports Authority Rev. (Dulles Toll Road), “A”, 5%, 2039	$2,000,000	$2,095,380

Issuer	Shares/Par	Value ($)

Transportation - Special Tax - 3.6%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2019	$2,200,000	$2,687,784
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	1,635,000	2,013,045
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2025	3,000,000	3,562,080
Virginia Port Authority, Port Fund Rev., 5%, 2032	1,200,000	1,341,504
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	1,485,000	1,662,992
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	1,365,000	1,501,145
		$12,768,550
Universities - Colleges - 6.2%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 2026	$1,770,000	$1,825,667
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	2,130,000	2,317,887
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 2030	615,000	652,896
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 2034	1,000,000	1,094,440
University of Virginia (University Rev.), 5%, 2025	3,760,000	4,554,187
University of Virginia (University Rev.), “B”, 5%, 2013 (c)	2,255,000	2,380,175
University of Virginia (University Rev.), “B”, 5%, 2027	435,000	446,971
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 2026	2,000,000	2,092,980
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 2021	2,115,000	2,601,281
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 2037	2,180,000	2,191,598
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 2031	1,000,000	1,235,680
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 2033	500,000	540,215
		$21,933,977
Universities - Secondary Schools - 0.6%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 2040	$1,900,000	$2,029,219

Utilities - Investor Owned - 1.1%
Halifax County, VA, Industrial Development Authority (Old Dominion Electric Cooperative), AMBAC, 5.625%, 2028	$3,000,000	$3,084,840

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - continued
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	$700,000	$703,850
		$3,788,690
Utilities - Municipal Owned - 1.9%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 2016 (c)	$240,000	$289,217
Guam Power Authority Rev., AMBAC, 5.25%, 2015	2,020,000	2,022,727
Guam Power Authority Rev., “A”, 5.5%, 2030	785,000	806,423
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	470,000	543,696
Puerto Rico Electric Power Authority, Power Rev., “WW”, 5.5%, 2038	2,000,000	2,123,280
Richmond, VA, Public Utilities Rev., AGM, 5%, 2035	1,000,000	1,050,200
		$6,835,543
Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$945,000	$1,048,818
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	555,000	617,210
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	290,000	319,824
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	215,000	235,558
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,140,000	1,247,662
		$3,469,072
Water & Sewer Utility Revenue - 18.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	$845,000	$829,748
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	1,885,000	1,995,178
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	3,000,000	3,144,150
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,375,000	1,494,914
Fairfax County, VA, Water Authority Rev., 5%, 2028	1,000,000	1,181,030
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	620,000	616,032
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2033	2,000,000	2,182,340
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2038	3,750,000	4,043,250
James City, VA, Water & Sewer Rev., 5%, 2040	1,290,000	1,386,208

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Norfolk, VA, Water Rev., 4.75%, 2038	$4,000,000	$4,257,440
Norfolk, VA, Water Rev., 4%, 2039	4,400,000	4,463,800
Spotsylvania County, VA, Water & Sewer Rev., AGM, 5%, 2035	1,000,000	1,056,940
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 2041	2,000,000	2,135,520
Virginia Resources Authority Rev., 5%, 2013 (c)	55,000	59,149
Virginia Resources Authority Rev., 5%, 2013 (c)	60,000	64,526
Virginia Resources Authority Rev., 5%, 2013 (c)	375,000	403,290
Virginia Resources Authority Rev., 5%, 2033	4,645,000	4,811,477
Virginia Resources Authority Sewer Systems Rev. (Hopewell Regional Wastewater), 5.75%, 2021	1,245,000	1,247,627
Virginia Resources Authority, Clean Water Rev., 4.75%, 2027	3,000,000	3,316,770
Virginia Resources Authority, Clean Water Rev., 5%, 2031	1,000,000	1,148,480
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	220,000	236,597
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	220,000	236,597
Virginia Resources Authority, Infrastructure Rev., 5%, 2023	2,760,000	2,927,587
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5.25%, 2033	3,000,000	3,360,090
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 2040	1,400,000	1,536,962
Virginia Resources Authority, Infrastructure Rev., “A”, 5%, 2025	1,595,000	1,899,709
Virginia Resources Authority, Infrastructure Rev., “B”, 5%, 2038	2,600,000	2,860,884
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2025 (u)	1,245,000	1,480,529
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2027 (u)	5,755,000	6,764,254
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2028 (u)	3,000,000	3,504,240
		$64,645,318
Total Municipal Bonds (Identified Cost, $335,256,291)		$351,213,245

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	5,186,428	$5,186,428
Total Investments (Identified Cost, $340,442,719)		$356,399,673

Other Assets, Less Liabilities - (0.8)%		(2,983,369)
Net Assets - 100.0%		$353,416,304

Portfolio of Investments – continued

Derivative Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	24	$3,306,000	June - 2012	$91,416
U.S. Treasury Note 10 yr (Short)	USD	18	2,330,719	June - 2012	25,672

					$117,088

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/12

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 10.3%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	$1,250,000	$1,383,232
Commonwealth of Puerto Rico, Public Improvement, 5.25%, 2023	1,500,000	1,591,950
Commonwealth of Puerto Rico, Public Improvement, “A”, CIFG, 5%, 2034	780,000	787,675
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	2,115,480
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2023	660,000	760,973
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	725,000	871,392
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	740,000	771,857
State of California, 5.125%, 2033	650,000	682,962
State of West Virginia, NATL, 5%, 2015	1,500,000	1,697,085
State of West Virginia, 4%, 2022	2,000,000	2,237,340
State of West Virginia, 4%, 2023	2,000,000	2,212,340
		$15,112,286
General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$35,000	$37,487
Guam Government, “A”, 5.25%, 2037	250,000	224,405
Guam Government, “A”, 7%, 2039	45,000	48,829
		$310,721
General Obligations - Schools - 6.3%
Hancock County, WV, Board of Education, 5%, 2019	$1,130,000	$1,358,373
Monongalia County, WV, Board of Education, NATL, 5%, 2027	2,350,000	2,509,142
Pleasants County, WV, Board of Education, 4%, 2020	1,200,000	1,338,300
Putnam County, WV, Board of Education, 4%, 2020	2,500,000	2,849,100
Putnam County, WV, Board of Education, 4%, 2025	1,000,000	1,084,670
		$9,139,585
Healthcare Revenue - Hospitals - 11.7%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	$725,000	$762,374
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	945,000	986,495
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	450,000	500,409
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	420,000	469,266
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	340,000	381,300

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	$410,000	$461,980
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	290,000	328,373
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	725,000	746,591
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 2038	675,000	695,095
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	85,000	94,103
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	855,000	931,257
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 2041	1,000,000	1,104,380
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	595,000	575,609
West Virginia Hospital Finance Authority, Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2034	1,000,000	1,094,560
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 2023 (c)	2,000,000	2,668,320
West Virginia Hospital Finance Authority, Hospital Rev. (Health Systems Obligations), 5.75%, 2039	1,000,000	1,050,780
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	500,000	500,780
West Virginia Hospital Finance Authority, Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 2022	2,500,000	2,715,425
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health Systems), “E”, 5.625%, 2035	1,000,000	1,077,750
		$17,144,847
Industrial Revenue - Other - 0.5%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$630,000	$684,627

Miscellaneous Revenue - Other - 8.4%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	$65,000	$72,035
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	605,000	668,894
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Air Cargo), 6.65%, 2025	540,000	540,119

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 2018	$8,040,000	$8,859,276
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 2039	2,000,000	2,144,040
		$12,284,364
Sales & Excise Tax Revenue - 4.0%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	$335,000	$365,944
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	1,000,000	1,194,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057 (f)	1,015,000	1,068,288
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	635,000	698,735
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	585,000	659,611
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	615,000	651,629
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	555,000	600,882
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	585,000	622,247
		$5,861,986
Single Family Housing - State - 1.3%
West Virginia Housing Development Fund Rev., “A”, 2.75%, 2020	$1,000,000	$1,004,560
West Virginia Housing Development Fund Rev., “A”, 2.95%, 2021	300,000	301,902
West Virginia Housing Development Fund Rev., “A”, 4.625%, 2032	340,000	344,536
West Virginia Housing Development Fund Rev., “C”, 4.75%, 2040	210,000	215,603
		$1,866,601
State & Local Agencies - 10.2%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	$545,000	$601,124
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	680,000	776,934
West Virginia Building Commission, Lease Rev. “B”, AMBAC, 5.375%, 2018	2,500,000	2,622,750
West Virginia Economic Development Authority, (Correctional Juvenile Safety), “A”, NATL, 5%, 2029	1,530,000	1,594,076
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 2033	1,000,000	1,030,500
West Virginia Economic Development Authority, Department of Environmental Protection, 5.5%, 2022	2,000,000	2,078,620
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile & Public), “A”, NATL, 5%, 2012 (c)	1,330,000	1,353,461

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile & Public), “A”, NATL, 5%, 2026	$770,000	$781,558
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile), 5%, 2022	1,000,000	1,175,720
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2025	645,000	673,670
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2030	1,355,000	1,405,596
West Virginia Hospital Finance Authority, Hospital Rev. (Veterans Nursing Home), 5.5%, 2034	795,000	796,383
		$14,890,392
Tax - Other - 7.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$160,000	$166,139
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	55,000	57,660
Marshall University, WV, University Rev., 5%, 2041	1,000,000	1,077,820
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	360,000	402,372
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	110,000	112,831
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	120,000	120,670
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	110,000	115,173
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	390,000	399,762
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 2040	2,000,000	2,158,800
West Virginia Housing Development Fund, “A”, 3.8%, 2024	1,200,000	1,235,424
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 2020	2,000,000	2,287,460
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2026	1,000,000	1,117,250
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2028	750,000	830,273
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 2030	1,000,000	1,119,450
		$11,201,084
Tax Assessment - 0.6%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 2033	$500,000	$500,525
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	300,000	308,427
		$808,952
Tobacco - 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$147,055

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - continued
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	$620,000	$697,054
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	650,000	490,497
		$1,334,606
Transportation - Special Tax - 0.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2012 (c)	$390,000	$394,501
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	560,000	590,565
		$985,066
Universities - Colleges - 16.4%
Fairmont State College, WV, College Rev., “A”, FGIC, 5.375%, 2027	$1,500,000	$1,518,750
Fairmont State College, WV, College Rev., “A”, FGIC, 5%, 2032	1,210,000	1,230,376
Fairmont State College, WV, College Rev., “B”, FGIC, 5%, 2032	2,250,000	2,281,725
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	375,000	401,314
Marshall University, WV, University Rev., 5%, 2030	2,000,000	2,199,060
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	405,000	452,912
Puerto Rico Industrial Tourist Education (University Plaza), NATL, 5%, 2021	1,270,000	1,274,026
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 2035	1,675,000	1,730,175
West Virginia Department of Higher Education (Student Union James C. Wilson College), 5.125%, 2022	1,500,000	1,519,095
West Virginia Department of Higher Education, “B”, FGIC, 5%, 2029	2,000,000	2,110,540
West Virginia School Building Authority Rev., “A”, NATL, 5%, 2021	1,250,000	1,419,025
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 2020	1,700,000	2,103,461
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 2028	2,000,000	2,385,060
West Virginia, Higher Education Facilities Rev., “B”, FGIC, 5%, 2034	3,230,000	3,382,068
		$24,007,587
Utilities - Investor Owned - 2.9%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	$470,000	$564,794
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	340,000	395,498
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 2037	300,000	309,273
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev., AMBAC, 4.9%, 2037	3,000,000	2,974,080
		$4,243,645

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - 1.0%
Guam Power Authority Rev., “A”, 5.5%, 2030	$325,000	$333,869
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,085,000	1,123,062
		$1,456,931
Utilities - Other - 1.4%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$615,000	$761,850
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	480,000	532,733
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	245,000	272,462
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	125,000	137,855
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	290,000	310,257
		$2,015,157
Water & Sewer Utility Revenue - 11.8%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 2047	$1,000,000	$1,007,310
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,005,000	2,101,340
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 2022	200,000	217,320
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	515,000	511,704
West Virginia Water Development Authority Loan Program, “A”, AGM, 5%, 2044	2,000,000	2,080,820
West Virginia Water Development Authority Loan Program, “B”, AMBAC, 5.125%, 2024	2,140,000	2,287,767
West Virginia Water Development Authority Rev., AMBAC, 6.25%, 2020	1,000,000	1,006,720
West Virginia Water Development Authority Rev., AMBAC, 5.25%, 2023	1,000,000	1,034,120
West Virginia Water Development Authority Rev., AMBAC, 5%, 2026	2,850,000	2,936,070
West Virginia Water Development Authority, Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,950,000	2,010,372
West Virginia Water Development Authority, Infrastructure Rev., “A”, AGM, 4.75%, 2045	2,000,000	2,081,120
		$17,274,663
Total Municipal Bonds (Identified Cost, $132,950,346)		$140,623,100

Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	3,411,024	$3,411,024
Total Investments (Identified Cost, $136,361,370)		$144,034,124

Other Assets, Less Liabilities - 1.4%		1,975,071
Net Assets - 100.0%		$146,009,195

Portfolio of Investments – continued

Derivatives Contracts at 3/31/12

Futures Contracts Outstanding at 3/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	14	$1,812,781	June - 2012	$19,967

At March 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Portfolio Footnotes:

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/12

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$110,106,318	$203,881,055	$409,286,417	$133,065,149
Underlying affiliated funds, at cost and net asset value	409,619	2,701,616	7,019,962	4,148,879
Total investments, at identified cost	$110,515,937	$206,582,671	$416,306,379	$137,214,028
Unrealized appreciation (depreciation)	6,208,333	14,164,300	27,013,242	7,233,656
Total investments, at value	$116,724,270	$220,746,971	$443,319,621	$144,447,684
Receivables for
Daily variation margin on open futures contracts	—	17,718	16,875	11,109
Investments sold	91,576	—	6,637,261	990,000
Fund shares sold	76,176	203,509	703,568	203,080
Interest	1,480,307	3,136,659	5,852,964	2,193,435
Other assets	1,144	1,915	3,401	1,272
Total assets	$118,373,473	$224,106,772	$456,533,690	$147,846,580

Liabilities
Payables for
Distributions	$117,156	$180,261	$459,976	$139,394
Investments purchased	1,079,160	1,243,770	5,882,630	2,623,580
Fund shares reacquired	255,993	91,945	482,470	165,930
Payable to the holder of the floating rate certificate from trust assets	—	—	8,008,800	941,570
Payable for interest expense and fees	—	—	13,288	2,404
Payable to affiliates
Investment adviser	4,539	8,554	16,908	5,564
Shareholder servicing costs	19,699	45,980	78,413	31,968
Distribution and service fees	1,189	6,956	14,170	4,820
Payable for independent Trustees’ compensation	4,790	6,056	8,750	4,778
Accrued expenses and other liabilities	65,637	73,312	86,947	74,954
Total liabilities	$1,548,163	$1,656,834	$15,052,352	$3,994,962
Net assets	$116,825,310	$222,449,938	$441,481,338	$143,851,618

Net assets consist of
Paid-in capital	$110,193,922	$210,695,998	$411,640,142	$138,098,737
Unrealized appreciation (depreciation) on investments	6,208,333	14,224,270	27,070,292	7,271,259
Accumulated net realized gain (loss) on investments	366,272	(2,433,192)	2,574,673	(1,544,823)
Accumulated undistributed (distributions in excess of) net investment income	56,783	(37,138)	196,231	26,445
Net assets	$116,825,310	$222,449,938	$441,481,338	$143,851,618

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$114,747,666	$183,190,685	$357,793,180	$133,327,614
Class B	2,077,644	6,297,708	7,793,436	10,524,004
Class C	—	32,961,545	75,894,722	—
Total net assets	$116,825,310	$222,449,938	$441,481,338	$143,851,618

Shares of beneficial interest outstanding
Class A	11,355,009	16,325,261	29,388,184	12,869,972
Class B	205,353	562,737	640,907	1,013,343
Class C	—	2,941,100	6,237,521	—
Total shares of beneficial interest outstanding	11,560,362	19,829,098	36,266,612	13,883,315

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.11	$11.22	$12.17	$10.36
Offering price per share (100 / 95.25 × net asset value per share)	$10.61	$11.78	$12.78	$10.88

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.12	$11.19	$12.16	$10.39

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$11.21	$12.17	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/12	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$180,031,753	$108,784,405	$335,256,291	$132,950,346
Underlying affiliated funds, at cost and net asset value	9,094,418	2,440,114	5,186,428	3,411,024
Total investments, at identified cost	$189,126,171	$111,224,519	$340,442,719	$136,361,370
Unrealized appreciation (depreciation)	10,523,934	6,696,319	15,956,954	7,672,754
Total investments, at value	$199,650,105	$117,920,838	$356,399,673	$144,034,124
Receivables for
Daily variation margin on open futures contracts	7,172	5,907	34,593	5,906
Investments sold	3,348,019	167,186	2,300,000	—
Fund shares sold	327,624	142,779	357,576	96,222
Interest	2,839,438	1,672,358	5,319,939	2,158,104
Other assets	1,671	1,150	2,842	1,337
Total assets	$206,174,029	$119,910,218	$364,414,623	$146,295,693

Liabilities
Payables for
Distributions	$162,712	$129,374	$393,671	$126,753
Investments purchased	3,798,659	—	4,715,280	—
Fund shares reacquired	540,480	50,379	679,033	56,474
Payable to the holder of the floating rate certificate from trust assets	—	—	5,003,999	—
Payable for interest expense and fees	—	—	13,984	—
Payable to affiliates
Investment adviser	7,776	4,639	13,551	5,647
Shareholder servicing costs	42,543	23,360	68,950	20,089
Distribution and service fees	4,543	2,604	9,462	3,125
Payable for independent Trustees’ compensation	8,747	6,042	8,774	8,742
Accrued expenses and other liabilities	71,285	63,821	91,615	65,668
Total liabilities	$4,636,745	$280,219	$10,998,319	$286,498
Net assets	$201,537,284	$119,629,999	$353,416,304	$146,009,195

Net assets consist of
Paid-in capital	$192,516,922	$112,443,198	$336,943,819	$139,111,290
Unrealized appreciation (depreciation) on investments	10,548,180	6,716,286	16,074,042	7,692,721
Accumulated net realized gain (loss) on investments	(1,510,268)	153,771	397,543	(775,191)
Accumulated undistributed (distributions in excess of) net investment income	(17,550)	316,744	900	(19,625)
Net assets	$201,537,284	$119,629,999	$353,416,304	$146,009,195

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$194,839,607	$117,094,545	$317,116,655	$143,788,822
Class B	6,697,677	2,535,454	3,781,126	2,220,373
Class C	—	—	32,518,523	—
Total net assets	$201,537,284	$119,629,999	$353,416,304	$146,009,195

Shares of beneficial interest outstanding
Class A	15,742,276	10,880,650	27,532,561	12,512,067
Class B	541,390	235,781	328,498	193,290
Class C	—	—	2,824,021	—
Total shares of beneficial interest outstanding	16,283,666	11,116,431	30,685,080	12,705,357

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$12.38	$10.76	$11.52	$11.49
Offering price per share (100 / 95.25 × net asset value per share)	$13.00	$11.30	$12.09	$12.06

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.37	$10.75	$11.51	$11.49

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$11.51	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/12

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$5,361,566	$10,459,966	$19,462,329	$6,771,262
Dividends from underlying affiliated funds	1,875	4,434	8,300	3,542
Total investment income	$5,363,441	$10,464,400	$19,470,629	$6,774,804
Expenses
Management fee	$506,294	$969,108	$1,882,456	$612,450
Distribution and service fees	298,555	821,034	1,622,658	422,528
Shareholder servicing costs	56,624	128,892	228,808	97,445
Administrative services fee	26,838	42,142	72,386	30,349
Independent Trustees’ compensation	5,771	10,794	12,150	5,905
Custodian fee	32,459	47,775	66,354	41,181
Shareholder communications	8,057	13,591	22,196	12,786
Audit and tax fees	46,817	46,817	46,817	46,817
Legal fees	7,920	8,593	8,075	7,343
Interest expense and fees	—	—	52,995	5,001
Miscellaneous	57,054	78,374	93,337	67,384
Total expenses	$1,046,389	$2,167,120	$4,108,232	$1,349,189
Fees paid indirectly	(2)	—	(1)	—
Reduction of expenses by investment adviser & distributor	(171,026)	(853)	(1,649)	(202,984)
Net expenses	$875,361	$2,166,267	$4,106,582	$1,146,205
Net investment income	$4,488,080	$8,298,133	$15,364,047	$5,628,599

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$188,910	$(367,016)	$1,864,015	$54,618
Futures contracts	(130,757)	(1,081,092)	(788,814)	(635,694)
Net realized gain (loss) on investments	$58,153	$(1,448,108)	$1,075,201	$(581,076)
Change in unrealized appreciation (depreciation)
Investments	$8,238,958	$18,563,135	$33,344,356	$11,689,353
Futures contracts	2,457	74,086	72,629	45,628
Net unrealized gain (loss) on investments	$8,241,415	$18,637,221	$33,416,985	$11,734,981
Net realized and unrealized gain (loss) on investments	$8,299,568	$17,189,113	$34,492,186	$11,153,905
Change in net assets from operations	$12,787,648	$25,487,246	$49,856,233	$16,782,504

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/12	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$8,838,100	$5,689,885	$16,459,087	$6,478,929
Dividends from underlying affiliated funds	4,197	1,456	5,131	3,377
Total investment income	$8,842,297	$5,691,341	$16,464,218	$6,482,306
Expenses
Management fee	$826,536	$514,060	$1,531,214	$622,357
Distribution and service fees	506,406	306,306	1,120,566	364,660
Shareholder servicing costs	110,002	61,756	196,226	63,729
Administrative services fee	37,456	27,091	60,745	30,680
Independent Trustees’ compensation	6,466	5,714	11,826	6,276
Custodian fee	41,533	30,208	60,638	31,579
Shareholder communications	11,275	8,025	19,372	8,847
Audit and tax fees	46,817	46,817	46,817	46,817
Legal fees	6,693	4,054	17,840	4,371
Interest expense and fees	—	—	34,309	—
Miscellaneous	64,161	55,418	87,533	56,688
Total expenses	$1,657,345	$1,059,449	$3,187,086	$1,236,004
Reduction of expenses by investment adviser	(724)	(452)	(1,347)	(546)
Net expenses	$1,656,621	$1,058,997	$3,185,739	$1,235,458
Net investment income	$7,185,676	$4,632,344	$13,278,479	$5,246,848

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$77,979	$340,076	$1,676,594	$75,846
Futures contracts	(868,177)	(216,080)	(1,849,183)	(216,080)
Net realized gain (loss) on investments	$(790,198)	$123,996	$(172,589)	$(140,234)
Change in unrealized appreciation (depreciation)
Investments	$14,079,784	$8,328,924	$25,275,475	$10,704,492
Futures contracts	35,325	23,407	138,999	23,407
Net unrealized gain (loss) on investments	$14,115,109	$8,352,331	$25,414,474	$10,727,899
Net realized and unrealized gain (loss) on investments	$13,324,911	$8,476,327	$25,241,885	$10,587,665
Change in net assets from operations	$20,510,587	$13,108,671	$38,520,364	$15,834,513

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/12	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,488,080	$8,298,133	$15,364,047	$5,628,599
Net realized gain (loss) on investments	58,153	(1,448,108)	1,075,201	(581,076)
Net unrealized gain (loss) on investments	8,241,415	18,637,221	33,416,985	11,734,981
Change in net assets from operations	$12,787,648	$25,487,246	$49,856,233	$16,782,504

Distributions declared to shareholders
From net investment income	$(4,414,895)	$(8,085,698)	$(14,764,189)	$(5,515,201)
Change in net assets from fund share transactions	$1,328,016	$(3,051,997)	$12,729,631	$1,124,883
Total change in net assets	$9,700,769	$14,349,551	$47,821,675	$12,392,186

Net assets
At beginning of period	107,124,541	208,100,387	393,659,663	131,459,432
At end of period	$116,825,310	$222,449,938	$441,481,338	$143,851,618
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$56,783	$(37,138)	$196,231	$26,445

Year ended 3/31/12	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,185,676	$4,632,344	$13,278,479	$5,246,848
Net realized gain (loss) on investments	(790,198)	123,996	(172,589)	(140,234)
Net unrealized gain (loss) on investments	14,115,109	8,352,331	25,414,474	10,727,899
Change in net assets from operations	$20,510,587	$13,108,671	$38,520,364	$15,834,513

Distributions declared to shareholders
From net investment income	$(6,940,669)	$(4,534,415)	$(12,849,907)	$(5,028,417)
Change in net assets from fund share transactions	$14,626,386	$605,599	$834,049	$3,828,587
Total change in net assets	$28,196,304	$9,179,855	$26,504,506	$14,634,683

Net assets
At beginning of period	173,340,980	110,450,144	326,911,798	131,374,512
At end of period	$201,537,284	$119,629,999	$353,416,304	$146,009,195
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(17,550)	$316,744	$900	$(19,625)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/11	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,847,905	$9,411,424	$17,635,237	$6,049,248
Net realized gain (loss) on investments	1,812	(1,855,516)	(212,626)	(1,106,095)
Net unrealized gain (loss) on investments	(5,503,107)	(11,259,688)	(20,959,484)	(6,909,253)
Change in net assets from operations	$(653,390)	$(3,703,780)	$(3,536,873)	$(1,966,100)

Distributions declared to shareholders
From net investment income	$(4,756,645)	$(9,261,641)	$(17,036,699)	$(5,896,148)
From net realized gain on investments	(261,340)	—	(21,764)	—
Total distributions declared to shareholders	$(5,017,985)	$(9,261,641)	$(17,058,463)	$(5,896,148)
Change in net assets from fund share transactions	$745,825	$(2,012,572)	$(12,410,425)	$5,046,336
Total change in net assets	$(4,925,550)	$(14,977,993)	$(33,005,761)	$(2,815,912)

Net assets
At beginning of period	112,050,091	223,078,380	426,665,424	134,275,344
At end of period	$107,124,541	$208,100,387	$393,659,663	$131,459,432
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$65,055	$(14,413)	$221,322	$36,534

Year ended 3/31/11	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,760,882	$5,149,227	$14,297,409	$5,476,689
Net realized gain (loss) on investments	(1,296,193)	(285,579)	(1,213,437)	343,252
Net unrealized gain (loss) on investments	(8,194,192)	(4,870,540)	(17,419,031)	(5,157,434)
Change in net assets from operations	$(1,729,503)	$(6,892)	$(4,335,059)	$662,507

Distributions declared to shareholders
From net investment income	$(7,694,372)	$(5,088,828)	$(13,920,431)	$(5,282,317)
From net realized gain on investments	—	—	(189,052)	—
Total distributions declared to shareholders	$(7,694,372)	$(5,088,828)	$(14,109,483)	$(5,282,317)
Change in net assets from fund share transactions	$8,309,975	$(15,001,828)	$6,402,912	$(1,888,408)
Total change in net assets	$(1,113,900)	$(20,097,548)	$(12,041,630)	$(6,508,218)

Net assets
At beginning of period	174,454,880	130,547,692	338,953,428	137,882,730
At end of period	$173,340,980	$110,450,144	$326,911,798	$131,374,512
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(23,227)	$321,996	$(10,517)	$(16,264)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.37	$9.82	$9.30	$9.58	$9.80

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.41	$0.41	$0.43	$0.44
Net realized and unrealized gain (loss) on investments	0.74	(0.44)	0.52	(0.30)	(0.23)
Total from investment operations	$1.13	$(0.03)	$0.93	$0.13	$0.21

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.41)	$(0.41)	$(0.43)
From net realized gain on investments	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.42)	$(0.41)	$(0.41)	$(0.43)
Net asset value, end of period (x)	$10.11	$9.37	$9.82	$9.30	$9.58
Total return (%) (r)(s)(t)(x)	12.23	(0.36)	10.10	1.47	2.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.88	0.74	1.03
Expenses after expense reductions (f)	0.77	0.77	0.77	0.57	0.78
Net investment income	4.01	4.20	4.28	4.55	4.51
Portfolio turnover	14	15	11	24	13
Net assets at end of period (000 omitted)	$114,748	$104,478	$107,625	$89,793	$80,893

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.54	0.56

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.38	$9.83	$9.32	$9.59	$9.81

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.35	$0.36	$0.36
Net realized and unrealized gain (loss) on investments	0.73	(0.44)	0.50	(0.29)	(0.22)
Total from investment operations	$1.06	$(0.10)	$0.85	$0.07	$0.14

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.34)	$(0.36)
From net realized gain on investments	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.32)	$(0.35)	$(0.34)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$10.12	$9.38	$9.83	$9.32	$9.59
Total return (%) (r)(s)(t)(x)	11.47	(1.05)	9.22	0.80	1.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.61	1.51	1.80
Expenses after expense reductions (f)	1.44	1.46	1.46	1.33	1.55
Net investment income	3.35	3.49	3.59	3.79	3.75
Portfolio turnover	14	15	11	24	13
Net assets at end of period (000 omitted)	$2,078	$2,647	$4,425	$5,374	$8,169

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.31	1.33
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.34	$10.93	$10.23	$10.82	$11.15

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.47	$0.44	$0.46
Net realized and unrealized gain (loss) on investments	0.87	(0.60)	0.69	(0.50)	(0.26)
Total from investment operations	$1.30	$(0.13)	$1.16	$(0.06)	$0.20

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.46)	$(0.45)	$(0.46)	$(0.48)
From net realized gain on investments	—	—	(0.01)	(0.07)	(0.05)
Total distributions declared to shareholders	$(0.42)	$(0.46)	$(0.46)	$(0.53)	$(0.53)
Net asset value, end of period (x)	$11.22	$10.34	$10.93	$10.23	$10.82
Total return (%) (r)(s)(t)(x)	12.80	(1.31)	11.53	(0.46)	1.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.88	0.94	1.25
Expenses after expense reductions (f)	0.88	0.87	0.88	0.78	1.00
Net investment income	3.99	4.30	4.35	4.29	4.16
Portfolio turnover	28	27	26	29	22
Net assets at end of period (000 omitted)	$183,191	$171,142	$177,429	$169,525	$126,126

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.75	0.77

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.31	$10.90	$10.20	$10.79	$11.11

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.39	$0.37	$0.38
Net realized and unrealized gain (loss) on investments	0.87	(0.60)	0.69	(0.51)	(0.25)
Total from investment operations	$1.22	$(0.21)	$1.08	$(0.14)	$0.13

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.37)	$(0.38)	$(0.40)
From net realized gain on investments	—	—	(0.01)	(0.07)	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.38)	$(0.38)	$(0.45)	$(0.45)
Net asset value, end of period (x)	$11.19	$10.31	$10.90	$10.20	$10.79
Total return (%) (r)(s)(t)(x)	12.00	(2.04)	10.73	(1.23)	1.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.62	1.63	1.70	2.00
Expenses after expense reductions (f)	1.63	1.62	1.63	1.52	1.75
Net investment income	3.26	3.56	3.61	3.55	3.43
Portfolio turnover	28	27	26	29	22
Net assets at end of period (000 omitted)	$6,298	$8,178	$14,229	$16,285	$20,053

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.50	1.52

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.33	$10.92	$10.22	$10.81	$11.13

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.38	$0.39	$0.37	$0.37
Net realized and unrealized gain (loss) on investments	0.87	(0.59)	0.69	(0.51)	(0.24)
Total from investment operations	$1.22	$(0.21)	$1.08	$(0.14)	$0.13

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.37)	$(0.38)	$(0.40)
From net realized gain on investments	—	—	(0.01)	(0.07)	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.38)	$(0.38)	$(0.45)	$(0.45)
Net asset value, end of period (x)	$11.21	$10.33	$10.92	$10.22	$10.81
Total return (%) (r)(s)(t)(x)	11.97	(2.04)	10.70	(1.22)	1.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.62	1.63	1.70	2.00
Expenses after expense reductions (f)	1.63	1.62	1.63	1.53	1.75
Net investment income	3.24	3.55	3.59	3.54	3.40
Portfolio turnover	28	27	26	29	22
Net assets at end of period (000 omitted)	$32,962	$28,780	$31,421	$21,874	$19,855

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.50	1.52
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011		2010	2009	2008
Net asset value, beginning of period	$11.18	$11.71		$11.15	$11.44	$11.86

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.49		$0.51	$0.45	$0.52
Net realized and unrealized gain (loss) on investments	0.97	(0.55)		0.55	(0.21)	(0.42)
Total from investment operations	$1.42	$(0.06)		$1.06	$0.24	$0.10

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.47)		$(0.48)	$(0.48)	$(0.48)
From net realized gain on investments	—	(0.00	)(w)	(0.02)	(0.05)	(0.04)
Total distributions declared to shareholders	$(0.43)	$(0.47)		$(0.50)	$(0.53)	$(0.52)
Net asset value, end of period (x)	$12.17	$11.18		$11.71	$11.15	$11.44
Total return (%) (r)(s)(t)(x)	12.92	(0.55)		9.55	2.22	0.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85		0.87	1.08	1.32
Expenses after expense reductions (f)	0.85	0.85		0.87	0.91	1.07
Net investment income	3.82	4.22		4.42	4.05	4.48
Portfolio turnover	24	20		12	20	17
Net assets at end of period (000 omitted)	$357,793	$320,834		$346,345	$274,487	$257,884

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.83	0.84		0.85	0.81	0.81
See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011		2010	2009	2008
Net asset value, beginning of period	$11.17	$11.69		$11.14	$11.42	$11.84

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40		$0.43	$0.38	$0.45
Net realized and unrealized gain (loss) on investments	0.98	(0.53)		0.53	(0.20)	(0.43)
Total from investment operations	$1.34	$(0.13)		$0.96	$0.18	$0.02

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.39)		$(0.39)	$(0.41)	$(0.40)
From net realized gain on investments	—	(0.00	)(w)	(0.02)	(0.05)	(0.04)
Total distributions declared to shareholders	$(0.35)	$(0.39)		$(0.41)	$(0.46)	$(0.44)
Net asset value, end of period (x)	$12.16	$11.17		$11.69	$11.14	$11.42
Total return (%) (r)(s)(t)(x)	12.09	(1.20)		8.65	1.63	0.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60		1.62	1.74	1.97
Expenses after expense reductions (f)	1.60	1.60		1.62	1.56	1.72
Net investment income	3.08	3.46		3.68	3.39	3.83
Portfolio turnover	24	20		12	20	17
Net assets at end of period (000 omitted)	$7,793	$8,296		$11,331	$13,652	$21,537

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.58	1.59		1.60	1.46	1.47

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2012	2011		2010	2009	2008
Net asset value, beginning of period	$11.17	$11.70		$11.15	$11.43	$11.85

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40		$0.42	$0.38	$0.45
Net realized and unrealized gain (loss) on investments	0.98	(0.54)		0.54	(0.20)	(0.43)
Total from investment operations	$1.34	$(0.14)		$0.96	$0.18	$0.02

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)		$(0.39)	$(0.41)	$(0.40)
From net realized gain on investments	—	(0.00	)(w)	(0.02)	(0.05)	(0.04)
Total distributions declared to shareholders	$(0.34)	$(0.39)		$(0.41)	$(0.46)	$(0.44)
Net asset value, end of period (x)	$12.17	$11.17		$11.70	$11.15	$11.43
Total return (%) (r)(s)(t)(x)	12.18	(1.29)		8.63	1.63	0.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60		1.62	1.73	1.97
Expenses after expense reductions (f)	1.60	1.60		1.62	1.56	1.72
Net investment income	3.06	3.46		3.64	3.39	3.83
Portfolio turnover	24	20		12	20	17
Net assets at end of period (000 omitted)	$75,895	$64,530		$68,989	$37,668	$30,946

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.58	1.59		1.60	1.47	1.47
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.53	$10.04	$9.40	$9.90	$10.24

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	$0.43	$0.45	$0.44
Net realized and unrealized gain (loss) on investments	0.82	(0.52)	0.64	(0.52)	(0.36)
Total from investment operations	$1.24	$(0.09)	$1.07	$(0.07)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.43)	$(0.43)	$(0.42)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.41)	$(0.42)	$(0.43)	$(0.43)	$(0.42)
Net asset value, end of period (x)	$10.36	$9.53	$10.04	$9.40	$9.90
Total return (%) (r)(s)(t)(x)	13.27	(0.97)	11.49	(0.69)	0.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.91	0.88	1.11
Expenses after expense reductions (f)	0.78	0.78	0.79	0.66	0.80
Net investment income	4.20	4.34	4.40	4.67	4.32
Portfolio turnover	21	21	12	28	17
Net assets at end of period (000 omitted)	$133,328	$118,709	$113,411	$84,422	$77,866

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.78	0.78	0.79	0.61	0.60

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.55	$10.06	$9.43	$9.93	$10.27

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	$0.36	$0.37	$0.36
Net realized and unrealized gain (loss) on investments	0.83	(0.53)	0.62	(0.51)	(0.35)
Total from investment operations	$1.18	$(0.17)	$0.98	$(0.14)	$0.01

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.35)	$(0.36)	$(0.35)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.35)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$10.39	$9.55	$10.06	$9.43	$9.93
Total return (%) (r)(s)(t)(x)	12.49	(1.74)	10.51	(1.42)	0.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.65	1.64	1.86
Expenses after expense reductions (f)	1.55	1.56	1.54	1.41	1.56
Net investment income	3.44	3.55	3.64	3.91	3.56
Portfolio turnover	21	21	12	28	17
Net assets at end of period (000 omitted)	$10,524	$12,750	$20,864	$22,721	$28,848

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.54	1.56	1.54	1.37	1.36
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009		2008
Net asset value, beginning of period	$11.48	$12.04	$11.33	$11.85		$12.29

Income (loss) from investment operations
Net investment income (d)	$0.47	$0.50	$0.53	$0.50		$0.53
Net realized and unrealized gain (loss) on investments	0.89	(0.56)	0.68	(0.50)		(0.45)
Total from investment operations	$1.36	$(0.06)	$1.21	$(0.00	)(w)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.50)	$(0.49)	$(0.50)		$(0.52)
From net realized gain on investments	—	—	(0.01)	(0.02)		—
Total distributions declared to shareholders	$(0.46)	$(0.50)	$(0.50)	$(0.52)		$(0.52)
Net asset value, end of period (x)	$12.38	$11.48	$12.04	$11.33		$11.85
Total return (%) (r)(s)(t)(x)	12.02	(0.59)	10.77	0.03		0.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.90	1.10		1.31
Expenses after expense reductions (f)	0.88	0.88	0.90	0.93		1.06
Net investment income	3.94	4.20	4.47	4.38		4.36
Portfolio turnover	19	26	14	19		13
Net assets at end of period (000 omitted)	$194,840	$166,413	$165,017	$129,510		$134,422

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.85		0.85

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.47	$12.04	$11.33	$11.84	$12.29

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.41	$0.44	$0.43	$0.45
Net realized and unrealized gain (loss) on investments	0.89	(0.57)	0.68	(0.50)	(0.46)
Total from investment operations	$1.27	$(0.16)	$1.12	$(0.07)	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.41)	$(0.40)	$(0.42)	$(0.44)
From net realized gain on investments	—	—	(0.01)	(0.02)	—
Total distributions declared to shareholders	$(0.37)	$(0.41)	$(0.41)	$(0.44)	$(0.44)
Net asset value, end of period (x)	$12.37	$11.47	$12.04	$11.33	$11.84
Total return (%) (r)(s)(t)(x)	11.20	(1.41)	9.95	(0.54)	(0.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.65	1.76	1.96
Expenses after expense reductions (f)	1.63	1.63	1.65	1.58	1.71
Net investment income	3.20	3.45	3.73	3.72	3.71
Portfolio turnover	19	26	14	19	13
Net assets at end of period (000 omitted)	$6,698	$6,928	$9,438	$11,640	$15,496

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.50	1.50
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.97	$10.40	$9.84	$10.25	$10.58

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.45	$0.44	$0.48
Net realized and unrealized gain (loss) on investments	0.78	(0.44)	0.56	(0.37)	(0.34)
Total from investment operations	$1.21	$(0.01)	$1.01	$0.07	$0.14

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.42)	$(0.44)	$(0.44)
From net realized gain on investments	—	—	(0.03)	(0.04)	(0.03)
Total distributions declared to shareholders	$(0.42)	$(0.42)	$(0.45)	$(0.48)	$(0.47)
Net asset value, end of period (x)	$10.76	$9.97	$10.40	$9.84	$10.25
Total return (%) (r)(s)(t)(x)	12.31	(0.14)	10.46	0.84	1.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.91	0.91	1.02	1.13
Expenses after expense reductions (f)	0.91	0.91	0.91	0.85	0.88
Net investment income	4.08	4.13	4.36	4.42	4.61
Portfolio turnover	14	18	20	23	26
Net assets at end of period (000 omitted)	$117,095	$107,334	$125,641	$108,763	$101,028

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.97	$10.39	$9.83	$10.24	$10.57

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.37	$0.37	$0.41
Net realized and unrealized gain (loss) on investments	0.77	(0.43)	0.57	(0.36)	(0.34)
Total from investment operations	$1.12	$(0.08)	$0.94	$0.01	$0.07

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.35)	$(0.38)	$(0.37)
From net realized gain on investments	—	—	(0.03)	(0.04)	(0.03)
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.38)	$(0.42)	$(0.40)
Net asset value, end of period (x)	$10.75	$9.97	$10.39	$9.83	$10.24
Total return (%) (r)(s)(t)(x)	11.37	(0.78)	9.65	0.17	0.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.66	1.66	1.69	1.78
Expenses after expense reductions (f)	1.66	1.65	1.66	1.51	1.53
Net investment income	3.34	3.38	3.63	3.76	3.93
Portfolio turnover	14	18	20	23	26
Net assets at end of period (000 omitted)	$2,535	$3,116	$4,907	$7,956	$9,983
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010		2009	2008
Net asset value, beginning of period	$10.67	$11.24	$10.54		$11.07	$11.43

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	$0.49		$0.50	$0.53
Net realized and unrealized gain (loss) on investments	0.83	(0.57)	0.69		(0.47)	(0.38)
Total from investment operations	$1.28	$(0.10)	$1.18		$0.03	$0.15

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.46)	$(0.48)		$(0.47)	$(0.48)
From net realized gain on investments	—	(0.01)	(0.00	)(w)	(0.09)	(0.03)
Total distributions declared to shareholders	$(0.43)	$(0.47)	$(0.48)		$(0.56)	$(0.51)
Net asset value, end of period (x)	$11.52	$10.67	$11.24		$10.54	$11.07
Total return (%) (r)(s)(t)(x)	12.21	(1.03)	11.34		0.40	1.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.86	0.87		1.08	1.27
Expenses after expense reductions (f)	0.86	0.86	0.87		0.91	1.02
Net investment income	3.99	4.23	4.40		4.69	4.72
Portfolio turnover	24	21	15		22	27
Net assets at end of period (000 omitted)	$317,117	$292,027	$302,736		$254,234	$257,133

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.85	0.86		0.82	0.82

	Years ended 3/31
Class B	2012	2011	2010		2009	2008
Net asset value, beginning of period	$10.66	$11.24	$10.53		$11.06	$11.42

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.39	$0.40		$0.43	$0.46
Net realized and unrealized gain (loss) on investments	0.84	(0.58)	0.70		(0.47)	(0.38)
Total from investment operations	$1.20	$(0.19)	$1.10		$(0.04)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.38)	$(0.39)		$(0.40)	$(0.41)
From net realized gain on investments	—	(0.01)	(0.00	)(w)	(0.09)	(0.03)
Total distributions declared to shareholders	$(0.35)	$(0.39)	$(0.39)		$(0.49)	$(0.44)
Net asset value, end of period (x)	$11.51	$10.66	$11.24		$10.53	$11.06
Total return (%) (r)(s)(t)(x)	11.38	(1.85)	10.62		(0.26)	0.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.62		1.74	1.92
Expenses after expense reductions (f)	1.61	1.61	1.62		1.56	1.67
Net investment income	3.25	3.47	3.66		4.04	4.07
Portfolio turnover	24	21	15		22	27
Net assets at end of period (000 omitted)	$3,781	$4,159	$6,558		$7,401	$9,941

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.60	1.61		1.47	1.47

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2012	2011	2010		2009	2008
Net asset value, beginning of period	$10.67	$11.24	$10.54		$11.06	$11.43

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.39	$0.40		$0.43	$0.46
Net realized and unrealized gain (loss) on investments	0.83	(0.58)	0.69		(0.46)	(0.39)
Total from investment operations	$1.19	$(0.19)	$1.09		$(0.03)	$0.07

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.39)		$(0.40)	$(0.41)
From net realized gain on investments	—	(0.01)	(0.00	)(w)	(0.09)	(0.03)
Total distributions declared to shareholders	$(0.35)	$(0.38)	$(0.39)		$(0.49)	$(0.44)
Net asset value, end of period (x)	$11.51	$10.67	$11.24		$10.54	$11.06
Total return (%) (r)(s)(t)(x)	11.27	(1.77)	10.50		(0.17)	0.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.62		1.73	1.93
Expenses after expense reductions (f)	1.61	1.61	1.62		1.56	1.67
Net investment income	3.24	3.47	3.63		4.02	4.06
Portfolio turnover	24	21	15		22	27
Net assets at end of period (000 omitted)	$32,519	$30,726	$29,660		$19,745	$15,105

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.60	1.61		1.48	1.47
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2012	2011	2010	2009		2008
Net asset value, beginning of period	$10.61	$10.98	$10.36	$11.01		$11.45

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.44	$0.45	$0.47	(b)	$0.49
Net realized and unrealized gain (loss) on investments	0.86	(0.39)	0.60	(0.58	)(b)	(0.45)
Total from investment operations	$1.29	$0.05	$1.05	$(0.11)		$0.04

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.42)	$(0.43)		$(0.47)
From net realized gain on investments	—	—	(0.01)	(0.11)		(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.42)	$(0.43)	$(0.54)		$(0.48)
Net asset value, end of period (x)	$11.49	$10.61	$10.98	$10.36		$11.01
Total return (%) (r)(s)(t)(x)	12.32	0.41	10.22	(0.87)		0.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.90	1.03		1.35
Expenses after expense reductions (f)	0.88	0.89	0.90	0.86		1.10
Net investment income	3.81	3.98	4.12	4.39	(b)	4.33
Portfolio turnover	14	17	12	14		14
Net assets at end of period (000 omitted)	$143,789	$128,450	$133,244	$116,564		$124,948

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	0.85		0.85

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2012	2011	2010	2009		2008
Net asset value, beginning of period	$10.61	$10.97	$10.36	$11.01		$11.44

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.37	$0.40	(b)	$0.42
Net realized and unrealized gain (loss) on investments	0.86	(0.38)	0.59	(0.58	)(b)	(0.44)
Total from investment operations	$1.20	$(0.02)	$0.96	$(0.18)		$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.34)	$(0.36)		$(0.40)
From net realized gain on investments	—	—	(0.01)	(0.11)		(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.35)	$(0.47)		$(0.41)
Net asset value, end of period (x)	$11.49	$10.61	$10.97	$10.36		$11.01
Total return (%) (r)(s)(t)(x)	11.48	(0.24)	9.31	(1.52)		(0.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.66	1.69		2.00
Expenses after expense reductions (f)	1.63	1.64	1.65	1.52		1.75
Net investment income	3.08	3.23	3.39	3.75	(b)	3.69
Portfolio turnover	14	17	12	14		14
Net assets at end of period (000 omitted)	$2,220	$2,925	$4,639	$6,454		$8,096

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	1.51		1.50
(b)	Amounts reflect a correction which reclassifies income and gains previously reported relating to activity for certain municipal bonds held in connection with self-deposited inverse floating rate securities. The corrected amounts resulted in an increase of $0.11 per share to previously reported net investment income, a decrease of $0.11 per share to previously reported net realized and unrealized gain (loss) on investments, and an increase of 1.02% to the previously reported net investment income ratio of each class. There is no impact on previously reported income from operations.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a series of MFS Municipal Series Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

Notes to Financial Statements – continued

investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of March 31, 2012 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$116,314,651	$—	$116,314,651
Mutual Funds	409,619	—	—	409,619
Total Investments	$409,619	$116,314,651	$—	$116,724,270

New York Fund
Investments at Value
Municipal Bonds	$—	$218,045,355	$—	$218,045,355
Mutual Funds	2,701,616	—	—	2,701,616
Total Investments	$2,701,616	$218,045,355	$—	$220,746,971

Other Financial Instruments
Futures	$59,970	$—	$—	$59,970

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$436,299,659	$—	$436,299,659
Mutual Funds	7,019,962	—	—	7,019,962
Total Investments	$7,019,962	$436,299,659	$—	$443,319,621

Other Financial Instruments
Futures	$57,050	$—	$—	$57,050

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$140,298,805	$—	$140,298,805
Mutual Funds	4,148,879	—	—	4,148,879
Total Investments	$4,148,879	$140,298,805	$—	$144,447,684

Other Financial Instruments
Futures	$37,603	$—	$—	$37,603

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$190,555,687	$—	$190,555,687
Mutual Funds	9,094,418	—	—	9,094,418
Total Investments	$9,094,418	$190,555,687	$—	$199,650,105

Other Financial Instruments
Futures	$24,246	$ —	$—	$24,246

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Tennessee Fund
Investments at Value
Municipal Bonds	$—	$115,480,724	$—	$115,480,724
Mutual Funds	2,440,114	—	—	2,440,114
Total Investments	$2,440,114	$115,480,724	$—	$117,920,838

Other Financial Instruments
Futures	$19,967	$—	$—	$19,967

Virginia Fund
Investments at Value
Municipal Bonds	$—	$351,213,245	$—	$351,213,245
Mutual Funds	5,186,428	—	—	5,186,428
Total Investments	$5,186,428	$351,213,245	$—	$356,399,673

Other Financial Instruments
Futures	$117,088	$—	$—	$117,088

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$140,623,100	$—	$140,623,100
Mutual Funds	3,411,024	—	—	3,411,024
Total Investments	$3,411,024	$140,623,100	$—	$144,034,124

Other Financial Instruments
Futures	$19,967	$—	$—	$19,967

For further information regarding security characteristics, see the Portfolios of Investments.

Derivatives – Each fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by each fund were futures contracts. Each fund’s period end derivatives, as presented in the Portfolios of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by each fund at March 31, 2012 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)
Fund	Risk	Derivative	Asset Derivatives
Mississippi Fund	Interest Rate	Interest Rate Futures	$—
New York Fund	Interest Rate	Interest Rate Futures	59,970
North Carolina Fund	Interest Rate	Interest Rate Futures	57,050
Pennsylvania Fund	Interest Rate	Interest Rate Futures	37,603
South Carolina Fund	Interest Rate	Interest Rate Futures	24,246
Tennessee Fund	Interest Rate	Interest Rate Futures	19,967
Virginia Fund	Interest Rate	Interest Rate Futures	117,088
West Virginia Fund	Interest Rate	Interest Rate Futures	19,967

(a)	The value of futures contracts outstanding includes cumulative appreciation/depreciation as reported in each funds’ Portfolios of Investments. Only the current day variation margin for futures contracts is separately reported within each fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by each fund for the year ended March 31, 2012 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$(130,757)
New York Fund	Interest Rate	(1,081,092)
North Carolina Fund	Interest Rate	(788,814)
Pennsylvania Fund	Interest Rate	(635,694)
South Carolina Fund	Interest Rate	(868,177)
Tennessee Fund	Interest Rate	(216,080)
Virginia Fund	Interest Rate	(1,849,183)
West Virginia Fund	Interest Rate	(216,080)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by each fund for the year ended March 31, 2012 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$2,457
New York Fund	Interest Rate	74,086
North Carolina Fund	Interest Rate	72,629
Pennsylvania Fund	Interest Rate	45,628
South Carolina Fund	Interest Rate	35,325
Tennessee Fund	Interest Rate	23,407
Virginia Fund	Interest Rate	138,999
West Virginia Fund	Interest Rate	23,407

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of each fund under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolios of Investments.

Futures Contracts – Each fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by each fund until the contract is closed or expires at which point the gain or loss on futures is realized.

Each fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there

Notes to Financial Statements – continued

is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The North Carolina Fund, Pennsylvania Fund, and Virginia Fund invest in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by each fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of each fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of each fund in the Statements of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of each fund’s payable to the holder of the floating rate certificate from trust assets as reported on each fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy if the liability were carried at fair value. At March 31, 2012, each fund’s payable to the holder of the floating rate certificate from trust assets was as follows:

	Payable to the holder of the floating rate certificate from trust assets at 3/31/12	Weighted average interest rate at 3/31/12 on floating rate certificates issued by the trust
Fund
North Carolina Fund	$8,008,800	0.23%
Pennsylvania Fund	941,570	0.19%
Virginia Fund	5,003,999	0.19%

For the year ended March 31, 2012, the average payable to the holder of the floating rate certificate from trust assets; the weighted average interest rate related to this payable; and the interest expense and fees related to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets were as follows:

	Average payable to the holder of the floating rate certificate from trust assets for the year ended 3/31/12	Weighted average interest rate for the year ended 3/31/12 on floating rate certificates issued by the trust	Interest expense and fees in connection with self-deposited inverse floaters for the year ended 3/31/12
Fund
North Carolina Fund	$8,011,228	0.66%	$52,995
Pennsylvania Fund	944,299	0.53%	5,001
Virginia Fund	5,163,780	0.66%	34,309

Primary and externally deposited inverse floaters held certain funds are not accounted for as secured borrowings.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

Notes to Financial Statements – continued

generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by each fund or in unrealized gain/loss if the security is still held by each fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For Mississippi Fund and North Carolina Fund, this amount, for the year ended March 31, 2012, is shown as a reduction of total expenses on the Statements of Operations. For all other funds, for the year ended March 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, and secured borrowings.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/12	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$—	$—	$—	$—	$—	$—	$—
Tax-exempt income	4,414,895	8,085,698	14,764,189	5,515,201	6,940,669	4,534,415	12,849,907	5,028,417
Long-term capital gain	—	—	—	—	—	—	—	—
Total distributions	$4,414,895	$8,085,698	$14,764,189	$5,515,201	$6,940,669	$4,534,415	$12,849,907	$5,028,417

Year ended 3/31/11	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$261,340	$—	$21,764	$—	$—	$—	$189,052	$—
Tax-exempt income	4,756,645	9,261,641	17,036,699	5,896,148	7,694,372	5,088,828	13,920,431	5,282,317
Long-term capital gain	—	—	—	—	—	—	—	—
Total distributions	$5,017,985	$9,261,641	$17,058,463	$5,896,148	$7,694,372	$5,088,828	$14,109,483	$5,282,317

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/12	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$110,182,835	$205,861,200	$406,773,640	$135,869,759
Gross appreciation	$6,694,076	$15,697,147	$29,265,592	$8,069,121
Gross depreciation	(152,641)	(811,376)	(728,411)	(432,766)
Net unrealized appreciation (depreciation)	$6,541,435	$14,885,771	$28,537,181	$7,636,355
Undistributed ordinary income	33,170	—	616,939	—
Undistributed tax-exempt income	449,862	674,422	1,436,016	499,908
Undistributed long-term capital gain	—	—	490,845	—
Capital loss carryforwards	—	(2,384,421)	—	(1,906,932)
Post-October capital loss deferral	—	(710,272)	—	(2,987)
Other temporary differences	(393,079)	(711,560)	(1,239,785)	(473,463)

As of 3/31/12	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$188,080,580	$110,937,227	$334,094,195	$136,347,090
Gross appreciation	$11,941,599	$7,474,941	$20,003,686	$7,819,943
Gross depreciation	(372,074)	(491,330)	(2,702,207)	(132,909)
Net unrealized appreciation (depreciation)	$11,569,525	$6,983,611	$17,301,479	$7,687,034
Undistributed ordinary income	13,912	—	—	—
Undistributed tax-exempt income	566,719	787,748	1,051,828	411,491
Capital loss carryforwards	(2,397,098)	(113,554)	(829,894)	(769,504)
Post-October capital loss deferral	(134,515)	—	—	—
Other temporary differences	(598,181)	(471,004)	(1,050,928)	(431,116)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2012 certain funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:	New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/16	$—	$(17,684)	$—	$—	$—	$—
3/31/17	—	(327,327)	—	—	—	—
3/31/18	—	(139,728)	(620,248)	—	—	(675,100)
3/31/19	(1,676,455)	(847,239)	(825,001)	(113,554)	(829,894)	—
Total	$(1,676,455)	$(1,331,978)	$(1,445,249)	$(113,554)	$(829,894)	$(675,100)

Post-enactment losses:	New York Fund	Pennsylvania Fund	South Carolina Fund	West Virginia Fund
Short-Term	$—	$(304,836)	$(203,747)	$—
Long-Term	(707,966)	(270,118)	(748,102)	(94,404)
Total	$(707,966)	$(574,954)	$(951,849)	$(94,404)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are

Notes to Financial Statements – continued

generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$4,339,245	$4,635,744	$6,902,586	$7,705,514	$12,522,830	$14,265,480	$5,147,054	$5,287,706
Class B	75,650	120,901	221,647	413,887	228,042	332,036	368,147	608,442
Class C	—	—	961,465	1,142,240	2,013,317	2,439,183	—	—
Total	$4,414,895	$4,756,645	$8,085,698	$9,261,641	$14,764,189	$17,036,699	$5,515,201	$5,896,148

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$6,747,737	$7,402,417	$4,444,672	$4,954,782	$11,731,510	$12,649,993	$4,954,844	$5,165,009
Class B	192,932	291,955	89,743	134,046	122,047	187,246	73,573	117,308
Class C	—	—	—	—	996,350	1,083,192	—	—
Total	$6,940,669	$7,694,372	$4,534,415	$5,088,828	$12,849,907	$13,920,431	$5,028,417	$5,282,317

From net realized gain on investments

	Mississippi Fund		North Carolina Fund		Virginia Fund
	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11	Year ended 3/31/12	Year ended 3/31/11
Class A	$—	$254,457	$—	$17,533	$—	$168,110
Class B	—	6,883	—	480	—	2,790
Class C	—	—	—	3,751	—	18,152
Total	$—	$261,340	$—	$21,764	$—	$189,052

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total annual fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.91%	0.94%	0.89%	0.90%
Class B	1.65%	1.68%	1.66%	1.69%	1.64%	1.65%
Class C	1.65%	1.68%	N/A	N/A	1.64%	N/A

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2012. For the year ended March 31, 2012, the actual operating expenses for each fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses under these arrangements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2012, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$47,801	$44,054	$102,881	$90,131	$115,206	$45,905	$48,620	$37,951

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$275,509
New York Fund	—	0.25%	0.25%	0.25%	444,178
North Carolina Fund	—	0.25%	0.25%	0.25%	853,520
Pennsylvania Fund	—	0.25%	0.25%	0.10%	312,805
South Carolina Fund	—	0.25%	0.25%	0.25%	443,444
Tennessee Fund	—	0.25%	0.25%	0.25%	278,682
Virginia Fund	—	0.25%	0.25%	0.25%	760,706
West Virginia Fund	—	0.25%	0.25%	0.25%	339,450

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.77%	$23,046
New York Fund	0.75%	0.25%	1.00%	1.00%	70,144
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	77,843
Pennsylvania Fund	0.75%	0.25%	1.00%	0.87%	109,723
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	62,962
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	27,624
Virginia Fund	0.75%	0.25%	1.00%	1.00%	39,145
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	25,210

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$306,712
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	691,295
Virginia Fund	0.75%	0.25%	1.00%	1.00%	320,715

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$298,555	$821,034	$1,622,658	$422,528	$506,406	$306,306	$1,120,566	$364,660

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2012 based on each class’ average daily net assets.

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $165,307 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $5,275, which is shown as a reduction of total expenses in the Statement of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2012. This reduction amounted to $187,684 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2012. This reduction amounted to $14,761 which is shown as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of

Notes to Financial Statements – continued

purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2012, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$1,351	$5,310	$9,738	$1,217	$2,929	$12,980	$222	$—
Class B	5,122	10,620	21,129	7,543	8,865	10,365	2,131	2,917
Class C	N/A	3,524	7,634	N/A	N/A	N/A	1,682	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2012, each fund paid the following, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$19,903	$48,451	$82,340	$39,064	$36,240	$21,439	$70,824	$27,224
Percentage of average daily net assets	0.0177%	0.0225%	0.0197%	0.0288%	0.0198%	0.0188%	0.0209%	0.0197%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$36,721	$80,441	$146,468	$58,381	$73,762	$40,317	$125,402	$36,505

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2012 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0239%	0.0196%	0.0173%	0.0223%	0.0204%	0.0238%	0.0179%	0.0222%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in independent Trustees’ compensation on the Statements of Operations and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$608	$531	$1,017	$614	$993	$534	$1,010	$992

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2012, and is included in payable for independent Trustees’ compensation on the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$4,785	$6,054	$8,743	$4,744	$8,732	$6,027	$8,757	$8,728

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The

Notes to Financial Statements – continued

ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2012, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in miscellaneous expense on the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$991	$1,903	$3,678	$1,200	$1,610	$1,008	$2,997	$1,217

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$444	$853	$1,649	$539	$724	$452	$1,347	$546

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$20,835,729	$64,787,749	$124,339,991	$30,324,923	$46,389,541	$16,073,560	$92,347,774	$21,396,549
Sales	$15,201,144	$59,511,788	$99,785,613	$27,300,024	$34,347,161	$19,296,535	$78,860,121	$18,608,065

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,530,886	$15,106,849	2,004,657	$19,730,624	1,329,909	$14,531,111	2,576,875	$28,153,029
Class B	15,183	150,159	38,707	380,954	81,993	898,564	102,812	1,120,690
Class C	—	—	—	—	463,436	5,072,436	684,385	7,483,486
	1,546,069	$15,257,008	2,043,364	$20,111,578	1,875,338	$20,502,111	3,364,072	$36,757,205

Shares issued to shareholders in reinvestment of distributions
Class A	290,841	$2,870,488	317,823	$3,095,057	455,182	$4,968,745	483,569	$5,230,981
Class B	5,673	55,937	9,460	92,396	13,891	150,822	25,979	281,237
Class C	—	—	—	—	55,834	609,238	64,484	697,107
	296,514	$2,926,425	327,283	$3,187,453	524,907	$5,728,805	574,032	$6,209,325

Shares reacquired
Class A	(1,618,118)	$(15,898,828)	(2,135,950)	$(20,428,278)	(2,011,543)	$(21,802,897)	(2,736,598)	$(29,189,782)
Class B	(97,647)	(956,589)	(216,239)	(2,124,928)	(326,184)	(3,527,211)	(640,657)	(6,874,132)
Class C	—	—	—	—	(365,075)	(3,952,805)	(839,282)	(8,915,188)
	(1,715,765)	$(16,855,417)	(2,352,189)	$(22,553,206)	(2,702,802)	$(29,282,913)	(4,216,537)	$(44,979,102)

Net change
Class A	203,609	$2,078,509	186,530	$2,397,403	(226,452)	$(2,303,041)	323,846	$4,194,228
Class B	(76,791)	(750,493)	(168,072)	(1,651,578)	(230,300)	(2,477,825)	(511,866)	(5,472,205)
Class C	—	—	—	—	154,195	1,728,869	(90,413)	(734,595)
	126,818	$1,328,016	18,458	$745,825	(302,557)	$(3,051,997)	(278,433)	$(2,012,572)

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,709,642	$43,955,439	5,350,562	$62,252,686	2,133,900	$21,428,400	3,876,530	$38,955,649
Class B	140,795	1,662,724	116,004	1,359,078	125,191	1,264,472	256,322	2,585,425
Class C	1,249,576	14,822,023	1,650,402	19,367,472	—	—	—	—
	5,100,013	$60,440,186	7,116,968	$82,979,236	2,259,091	$22,692,872	4,132,852	$41,541,074

Shares issued to shareholders in reinvestment of distributions
Class A	646,559	$7,643,337	738,525	$8,586,012	349,151	$3,510,332	328,068	$3,263,104
Class B	13,866	163,575	19,293	224,209	28,459	286,380	41,858	418,367
Class C	104,907	1,240,106	130,291	1,514,694	—	—	—	—
	765,332	$9,047,018	888,109	$10,324,915	377,610	$3,796,712	369,926	$3,681,471

Shares reacquired
Class A	(3,668,036)	$(43,336,913)	(6,975,098)	$(79,839,996)	(2,070,561)	$(20,644,781)	(3,045,745)	$(29,867,303)
Class B	(256,780)	(2,993,305)	(361,400)	(4,184,856)	(474,861)	(4,719,920)	(1,036,767)	(10,308,906)
Class C	(892,898)	(10,427,355)	(1,901,643)	(21,689,724)	—	—	—	—
	(4,817,714)	$(56,757,573)	(9,238,141)	$(105,714,576)	(2,545,422)	$(25,364,701)	(4,082,512)	$(40,176,209)

Net change
Class A	688,165	$8,261,863	(886,011)	$(9,001,298)	412,490	$4,293,951	1,158,853	$12,351,450
Class B	(102,119)	(1,167,006)	(226,103)	(2,601,569)	(321,211)	(3,169,068)	(738,587)	(7,305,114)
Class C	461,585	5,634,774	(120,950)	(807,558)	—	—	—	—
	1,047,631	$12,729,631	(1,233,064)	$(12,410,425)	91,279	$1,124,883	420,266	$5,046,336

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,749,437	$33,339,613	3,571,893	$43,033,370	1,081,396	$11,380,543	1,842,406	$19,111,253
Class B	139,916	1,705,571	103,067	1,243,595	53,872	565,382	41,061	426,523
	2,889,353	$35,045,184	3,674,960	$44,276,965	1,135,268	$11,945,925	1,883,467	$19,537,776

Shares issued to shareholders in reinvestment of distributions
Class A	385,099	$4,646,912	397,841	$4,744,957	259,084	$2,714,861	271,199	$2,801,742
Class B	12,145	146,237	15,927	189,927	5,727	59,869	7,782	80,472
	397,244	$4,793,149	413,768	$4,934,884	264,811	$2,774,730	278,981	$2,882,214

Shares reacquired
Class A	(1,890,185)	$(22,660,239)	(3,174,939)	$(37,351,599)	(1,221,691)	$(12,695,932)	(3,436,946)	$(35,264,180)
Class B	(214,513)	(2,551,708)	(299,259)	(3,550,275)	(136,465)	(1,419,124)	(208,497)	(2,157,638)
	(2,104,698)	$(25,211,947)	(3,474,198)	$(40,901,874)	(1,358,156)	$(14,115,056)	(3,645,443)	$(37,421,818)

Net change
Class A	1,244,351	$15,326,286	794,795	$10,426,728	118,789	$1,399,472	(1,323,341)	$(13,351,185)
Class B	(62,452)	(699,900)	(180,265)	(2,116,753)	(76,866)	(793,873)	(159,654)	(1,650,643)
	1,181,899	$14,626,386	614,530	$8,309,975	41,923	$605,599	(1,482,995)	$(15,001,828)

Notes to Financial Statements – continued

	Virginia Fund				West Virginia Fund
	Year ended 3/31/12		Year ended 3/31/11		Year ended 3/31/12		Year ended 3/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,015,011	$34,047,802	5,024,076	$55,657,369	995,753	$11,198,271	1,188,897	$13,190,426
Class B	38,351	431,864	35,918	401,553	47,307	531,103	24,995	276,979
Class C	385,512	4,345,338	730,271	8,187,971	—	—	—	—
	3,438,874	$38,825,004	5,790,265	$64,246,893	1,043,060	$11,729,374	1,213,892	$13,467,405

Shares issued to shareholders in reinvestment of distributions
Class A	632,749	$7,109,951	666,456	$7,401,068	305,792	$3,422,524	311,303	$3,414,028
Class B	7,635	85,564	11,067	123,165	3,922	43,743	6,104	66,968
Class C	54,485	611,698	58,729	651,532	—	—	—	—
	694,869	$7,807,213	736,252	$8,175,765	309,714	$3,466,267	317,407	$3,480,996

Shares reacquired
Class A	(3,484,058)	$(38,999,618)	(5,249,528)	$(57,368,554)	(891,403)	$(9,881,502)	(1,536,881)	$(16,874,329)
Class B	(107,502)	(1,197,849)	(240,675)	(2,665,589)	(133,584)	(1,485,552)	(178,228)	(1,962,480)
Class C	(496,366)	(5,600,701)	(547,453)	(5,985,603)	—	—	—	—
	(4,087,926)	$(45,798,168)	(6,037,656)	$(66,019,746)	(1,024,987)	$(11,367,054)	(1,715,109)	$(18,836,809)

Net change
Class A	163,702	$2,158,135	441,004	$5,689,883	410,142	$4,739,293	(36,681)	$(269,875)
Class B	(61,516)	(680,421)	(193,690)	(2,140,871)	(82,355)	(910,706)	(147,129)	(1,618,533)
Class C	(56,369)	(643,665)	241,547	2,853,900	—	—	—	—
	45,817	$834,049	488,861	$6,402,912	327,787	$3,828,587	(183,810)	$(1,888,408)

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2012, each fund’s commitment fee and interest expense were as follows, and are included in miscellaneous expense on the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$761	$1,457	$2,802	$913	$1,224	$770	$2,304	$944
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the funds assume the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2012, are as follows:

	Underlying Affiliated Funds – MFS Institutional Money Market Portfolio
	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
Mississippi Fund	1,934,688	25,943,676	(27,468,745)	409,619
New York Fund	6,762,934	63,497,863	(67,559,181)	2,701,616
North Carolina Fund	4,540,930	117,439,030	(114,959,998)	7,019,962
Pennsylvania Fund	4,443,576	36,155,503	(36,450,200)	4,148,879
South Carolina Fund	5,814,158	51,660,520	(48,380,260)	9,094,418
Tennessee Fund	122,955	21,939,974	(19,622,815)	2,440,114
Virginia Fund	10,158,215	87,845,719	(92,817,506)	5,186,428
West Virginia Fund	1,961,779	27,067,758	(25,618,513)	3,411,024

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$1,875	$409,619
New York Fund	—	—	4,434	2,701,616
North Carolina Fund	—	—	8,300	7,019,962
Pennsylvania Fund	—	—	3,542	4,148,879
South Carolina Fund	—	—	4,197	9,094,418
Tennessee Fund	—	—	1,456	2,440,114
Virginia Fund	—	—	5,131	5,186,428
West Virginia Fund	—	—	3,377	3,411,024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (Age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 67)	Trustee	December 2004	Private investor	N/A

John P. Kavanaugh (Age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A

J. Dale Sherratt (Age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (Age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (Age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (Age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (Age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Ethan D. Corey (k) (Age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Brian E. Langenfeld (k) (Age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Ellen Moynihan (k) (Age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A

Susan S. Newton (k) (Age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Mark N. Polebaum (k) (Age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (Age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds below designate the following amounts as capital gain dividends paid during the fiscal year:

Mississippi Fund	$38,201
North Carolina Fund	105,648

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100%
New York Fund	100%
North Carolina Fund	100%
Pennsylvania Fund	100%
South Carolina Fund	100%
Tennessee Fund	100%
Virginia Fund	100%
West Virginia Fund	100%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended March 31, 2012 and 2011, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	40,064	38,590
MFS Arkansas Municipal Bond Fund	40,064	38,590
MFS California Municipal Bond Fund	40,064	38,590
MFS Florida Municipal Bond Fund+	0	38,590
MFS Georgia Municipal Bond Fund	40,064	38,590
MFS Maryland Municipal Bond Fund	40,064	38,590
MFS Massachusetts Municipal Bond Fund	40,064	38,590
MFS Mississippi Municipal Bond Fund	40,064	38,590
MFS Municipal Income Fund	45,436	43,761
MFS New York Municipal Bond Fund	40,064	38,590
MFS North Carolina Municipal Bond Fund	40,064	38,590
MFS Pennsylvania Municipal Bond Fund	40,064	38,590
MFS South Carolina Municipal Bond Fund	40,064	38,590
MFS Tennessee Municipal Bond Fund	40,064	38,590
MFS Virginia Municipal Bond Fund	40,064	38,590
MFS West Virginia Municipal Bond Fund	40,064	38,590
Total	606,332	622,611

For the fiscal years ended March 31, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011[4]
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Arkansas Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS California Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Georgia Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Florida+ Municipal Bond Fund	2,500	0	8,124	5,298	1,328	1,158
To MFS Maryland Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Massachusetts Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Mississippi Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Municipal Income Fund	2,500	0	5,563	5,354	1,328	1,158
To MFS New York Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS North Carolina Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Pennsylvania Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS South Carolina Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Tennessee Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS Virginia Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
To MFS West Virginia Municipal Bond Fund	0	0	5,505	5,298	1,328	1,158
Total fees billed by Deloitte To above Funds:	5,000	0	90,757	84,824	21,248	18,528

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011[4]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Florida Municipal Bond Fund*+	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Municipal Income Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	1,285,664	1,179,704	0	0	0	113,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Florida Municipal Bond Fund, MFS and MFS Related Entities#+	1,705,331	1,633,031
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Municipal Income Fund, MFS and MFS Related Entities#	1,702,770	1,633,087
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,700,212	1,633,031

+	MFS Florida Municipal Bond Fund was reorganized into the MFS Municipal Income Fund, as of November 4, 2011.

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended March 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: May 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President
(Principal Executive Officer)

Date: May 16, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: May 16, 2012

*	Print name and title of each signing officer under his or her signature.